                         ALTERNATIVE LOAN TRUST 2007-OA3
                                 ISSUING ENTITY

                                FINAL TERM SHEET

                              (COUNTRYWIDE(R) LOGO)

                          $1,137,053,100 (APPROXIMATE)

                                   CWALT, INC.
                                    Depositor

                          COUNTRYWIDE HOME LOANS, INC.
                               SPONSOR AND SELLER

                       COUNTRYWIDE HOME LOANS SERVICING LP
                                 MASTER SERVICER

     This free writing prospectus is being delivered to you solely to provide you with information about the offering of the securities referred to in this free writing prospectus and to solicit an offer to purchase the securities, when, as and if issued. Any such offer to purchase made by you will not be accepted and will not constitute a contractual commitment by you to purchase any of the securities until we have accepted your offer to purchase. You may withdraw your offer to purchase securities at any time prior to our acceptance of your offer.

     The asset-backed securities referred to in this free writing prospectus are being offered when, as and if issued. In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in this free writing prospectus. Any obligation on our part to sell securities to you will be conditioned on the securities having the characteristics described in this free writing prospectus. If that condition is not satisfied, we will notify you, and none of the depositor, the issuing entity or any underwriter will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

     THE DEPOSITOR HAS FILED A REGISTRATION STATEMENT (INCLUDING A PROSPECTUS) WITH THE SEC FOR THE OFFERING TO WHICH THIS COMMUNICATION RELATES. BEFORE YOU INVEST, YOU SHOULD READ THE PROSPECTUS IN THAT REGISTRATION STATEMENT AND OTHER DOCUMENTS THE DEPOSITOR HAS FILED WITH THE SEC FOR MORE COMPLETE INFORMATION ABOUT THE ISSUING ENTITY AND THIS OFFERING. YOU MAY GET THESE DOCUMENTS AT NO CHARGE BY VISITING EDGAR ON THE SEC WEB SITE AT WWW.SEC.GOV.

     This free writing prospectus does not contain all information that is required to be included in the base prospectus and the free writing prospectus.

The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes any similar prior information contained in any prior free writing prospectus relating to these securities.

                             FREE WRITING PROSPECTUS

                             DATED FEBRUARY 28, 2007

               MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-OA3
             DISTRIBUTIONS PAYABLE MONTHLY, BEGINNING MARCH 26, 2007

The issuing entity will issue certificates, including the following classes of certificates that are offered pursuant to this free writing prospectus and the accompanying prospectus:

                 INITIAL CLASS
                 CERTIFICATE
               BALANCE/ INITIAL    PASS-THROUGH
              NOTIONAL AMOUNT(1)      RATE(2)
              ------------------   ------------
Class 1-A-1     $415,532,000         Floating
Class 1-A-2     $207,766,000         Floating
Class 1-A-3     $ 69,256,000         Floating
Class 2-A-1     $208,417,000         Floating
Class 2-A-2     $104,209,000         Floating
Class 2-A-3     $ 34,736,000         Floating
Class X         $274,657,056(3)          2.00%
Class A-R       $        100              N/A
Class M-1       $ 19,998,000         Floating

                 INITIAL CLASS
                 CERTIFICATE
               BALANCE/ INITIAL    PASS-THROUGH
              NOTIONAL AMOUNT(1)      RATE(2)
              ------------------   ------------
Class M-2       $26,284,000          Floating
Class M-3       $ 7,999,000          Floating
Class M-4       $ 6,857,000          Floating
Class M-5       $ 5,714,000          Floating
Class M-6       $ 5,714,000          Floating
Class M-7       $ 5,714,000          Floating
Class M-8       $ 5,714,000          Floating
Class M-9       $ 5,714,000          Floating
Class M-10      $ 7,429,000          Floating

(1) This amount is subject to a permitted variance in the aggregate of plus or minus 5%.

(2) The classes of certificates offered by this free writing prospectus, together with their pass-through rates, the index on which the pass-through rates are based, the method for calculating their pass-through rates and their initial ratings, are listed in the tables under "Description of the Certificates" beginning on page 7 of this free writing prospectus.

(3) The Class X Certificates are interest only notional amount certificates. The initial notional amount of the Class X Certificates is set forth in the table above but is not included in the aggregate certificate balance of all of the certificates offered.

ISSUING ENTITY

Alternative Loan Trust 2007-OA3, a common law trust formed under the laws of the State of New York.

DEPOSITOR

CWALT, Inc., a Delaware corporation, is a limited purpose finance subsidiary of Countrywide Financial Corporation. Its address is 4500 Park Granada, Calabasas, California 91302, and its telephone number is (818) 225-3000.

SPONSOR AND SELLERS

Countrywide Home Loans, Inc. will be the sponsor of the transaction and a seller of a portion of the mortgage loans. The remainder of the mortgage loans will be sold directly to the depositor by one or more special purpose entities that were established by Countrywide Financial Corporation or one of its subsidiaries, which acquired the mortgage loans they are selling directly from Countrywide Home Loans, Inc.

MASTER SERVICER

Countrywide Home Loans Servicing LP

TRUSTEE

The Bank of New York

COUNTERPARTY

Swiss Re Financial Products Corporation

POOLING AND SERVICING AGREEMENT

The pooling and servicing agreement among the sellers, the master servicer, the depositor and the trustee, under which the issuing entity will be formed.

CUT-OFF DATE

For any mortgage loan, the later of February 1, 2007 and the origination date for that mortgage loan.

CLOSING DATE

On or about March 1, 2007.

THE MORTGAGE LOANS

The mortgage loans will consist primarily of 30- and 40-year conventional, adjustable rate, negative amortization mortgage loans secured by first liens on one-to-four- family residential properties. The mortgage loans will be divided into two separate groups. Each group of mortgage loans is referred to as a "loan group." The mortgage rate on each mortgage loan has an introductory period of one or three months after origination. Thereafter, the interest rate on each mortgage loan adjusts monthly based on a specified index, but the scheduled monthly payments on the mortgage loans adjust annually.

The depositor believes that the information set forth in this free writing prospectus regarding the mortgage loans as of the cut-off date is representative of the characteristics of the mortgage loans that will be delivered on the closing date. However, certain mortgage loans may prepay or may be determined not to meet the eligibility requirements for inclusion in the final mortgage pool. A limited number of mortgage loans may be substituted for the mortgage loans that are described in this free writing prospectus. Any substitution will not result in a material difference in the final mortgage pool although the cut-off date information regarding the actual mortgage loans may vary somewhat from the information regarding the mortgage loans presented in this free writing prospectus.

As of the cut-off date, the aggregate current principal balance of the mortgage loans was approximately $1,142,765,110, approximately $761,048,474 of which are group 1 mortgage loans and approximately $381,716,636 of which are group 2 mortgage loans.

Solely for purposes of calculating the notional amount of the Class X Certificates, information is provided in this free writing prospectus and in Annex A attached to this free writing prospectus for a portion of the mortgage loans in each loan group. Sub-loan group X-1 will consist of the mortgage loans in loan group 1 that have a three-year hard prepayment charge and a mortgage rate based on the level of one-year MTA. Sub-loan group X-2 will consist of the mortgage loans in loan group 2 that have a three-year hard prepayment charge and a mortgage rate based on the level of one-year MTA. As of the cut-off date, the aggregate current principal balance of the mortgage loans in sub-loan group X-1 and sub-loan group X-2 was $187,297,928 and $114,523,085, respectively.

All of the mortgage loans in loan group 2 and sub-loan group X-2 have original principal balances that conform to the guidelines of Fannie Mae and Freddie Mac.

As of the cut-off date, the group 1 mortgage loans had the following characteristics:

Aggregate Current Principal Balance                                 $761,048,474
Geographic Concentrations in excess of 10%:
California                                                                 53.87%
Weighted Average Original LTV Ratio                                        73.69%
Weighted Average Current Mortgage Rate                                     6.108%
Range of Current Mortgage Rates                                 1.000% to 10.000%
Average Current Principal Balance                                       $641,153
Range of Current Principal Balances                        $54,800 to $3,024,098
Weighted Average Remaining Term to Maturity                           388 months
Weighted Average FICO Credit Score                                           709
Weighted Average Gross Margin                                              3.370%
Weighted Average Maximum Mortgage Rate                                     9.987%
Weighted Average Minimum Mortgage Rate                                     3.370%
Maximum Negative Amortization                                                115%

As of the cut-off date, the sub-loan group X-1 mortgage loans had the following characteristics:

Aggregate Current Principal Balance                                 $187,297,928
Geographic Concentrations in excess of 10%:
California                                                                 54.41%
Florida                                                                    11.73%
Weighted Average Original LTV Ratio                                        74.87%
Weighted Average Current Mortgage Rate                                     5.349%
Range of Current Mortgage Rates                                  1.000% to 9.750%
Average Current Principal Balance                                       $539,763
Range of Current Principal Balances                        $77,500 to $3,024,098
Weighted Average Remaining Term to Maturity                           410 months
Weighted Average FICO Credit Score                                           697
Weighted Average Gross Margin                                              3.343%
Weighted Average Maximum Mortgage Rate                                     9.983%
Weighted Average Minimum Mortgage Rate                                     3.343%
Maximum Negative Amortization                                                115%

As of the cut-off date, the group 2 mortgage loans had the following characteristics:

Aggregate Current Principal Balance                                 $381,716,636
Geographic Concentrations in excess of 10%:
California                                                                 36.08%
Florida                                                                    14.99%
Weighted Average Original LTV Ratio                                        75.90%
Weighted Average Current Mortgage Rate                                     6.286%
Range of Current Mortgage Rates                                  1.000% to 9.950%
Average Current Principal Balance                                       $268,059
Range of Current Principal Balances                          $15,320 to $787,500
Weighted Average Remaining Term to Maturity                           387 months
Weighted Average FICO Credit Score                                           714

Weighted Average Gross Margin                                              3.409%
Weighted Average Maximum Mortgage Rate                                    10.031%
Weighted Average Minimum Mortgage Rate                                     3.409%
Maximum Negative Amortization                                                115%

As of the cut-off date, the sub-loan group X-2 mortgage loans had the following characteristics:

Aggregate Current Principal Balance                                 $114,523,085
Geographic Concentrations in excess of 10%:
California                                                                 46.08%
Florida                                                                    12.58%
Weighted Average Original LTV Ratio                                        74.88%
Weighted Average Current Mortgage Rate                                     5.134%
Range of Current Mortgage Rates                                  1.000% to 9.950%
Average Current Principal Balance                                       $268,834
Range of Current Principal Balances                          $40,600 to $717,500
Weighted Average Remaining Term to Maturity                           409 months
Weighted Average FICO Credit Score                                           711
Weighted Average Gross Margin                                              3.449%
Weighted Average Maximum Mortgage Rate                                    10.041%
Weighted Average Minimum Mortgage Rate                                     3.449%
Maximum Negative Amortization                                                115%

Additional information regarding the mortgage loans is set forth in Annex A attached to this free writing prospectus.

DESCRIPTION OF THE CERTIFICATES

The issuing entity will issue the following classes of certificates:

                   INITIAL CLASS                                         INITIAL
                    CERTIFICATE                                           RATING     INITIAL      INITIAL
                  BALANCE/INITIAL                                       (MOODY'S)     RATING       RATING
    CLASS       NOTIONAL AMOUNT (1)                 TYPE                   (2)      (S&P) (2)   (FITCH) (2)
    -----       -------------------   -------------------------------   ---------   ---------   -----------
OFFERED
CERTIFICATES

Class 1-A-1         $415,532,000        Senior/Floating Pass-Through       Aaa         AAA          AAA
                                             Rate/Super Senior

Class 1-A-2         $207,766,000        Senior/Floating Pass-Through       Aaa         AAA          AAA
                                         Rate/Super Senior/Support

Class 1-A-3         $ 69,256,000        Senior/Floating Pass-Through       Aaa         AAA          AAA
                                                Rate/Support

Class 2-A-1         $208,417,000        Senior/Floating Pass-Through       Aaa         AAA          AAA
                                             Rate/Super Senior

Class 2-A-2         $104,209,000        Senior/Floating Pass-Through       Aaa         AAA          AAA
                                         Rate/Super Senior/Support

Class 2-A-3         $ 34,736,000        Senior/Floating Pass-Through       Aaa         AAA          AAA
                                                Rate/Support

Class X             $274,657,056      Senior/Notional Amount/Interest      Aaa         AAA          AAA
                                        Only/Fixed Pass-Through Rate

Class A-R           $        100      Senior/REMIC Residual/Principal      Aaa         AAA          AAA
                                                       Only

Class M-1           $ 19,998,000         Subordinate/Floating Pass-        Aa1         AA+          AA+
                                                Through Rate

Class M-2           $ 26,284,000         Subordinate/Floating Pass-        Aa1          AA           AA
                                                Through Rate

Class M-3           $  7,999,000         Subordinate/Floating Pass-        Aa1         AA-          AA-
                                                Through Rate

Class M-4           $  6,857,000         Subordinate/Floating Pass-        Aa1          A+           A+
                                                Through Rate

Class M-5           $  5,714,000         Subordinate/Floating Pass-        Aa2          A            A
                                                Through Rate

Class M-6           $  5,714,000         Subordinate/Floating Pass-        Aa3          A-           A-
                                                Through Rate

Class M-7           $  5,714,000         Subordinate/Floating Pass-         A1         BBB+         BBB+
                                                Through Rate

Class M-8           $  5,714,000         Subordinate/Floating Pass-         A2         BBB          BBB
                                                Through Rate

Class M-9           $  5,714,000         Subordinate/Floating Pass-         A3         BBB-         BBB-
                                                Through Rate

Class M-10          $  7,429,000         Subordinate/Floating Pass-        Baa3        N/R          N/R
                                                Through Rate

NON-OFFERED CERTIFICATES (3)

Class C                      N/A                 Residual                  N/R         N/R          N/R

Class 1-P (4)       $        100            Prepayment Charges             N/R         N/R          N/R

Class 2-P (4)       $        100            Prepayment Charges             N/R         N/R          N/R

----------
(1) This amount is subject to a permitted variance in the aggregate of plus or minus 5% depending on the amount of mortgage loans actually delivered on the closing date.

(2) The offered certificates will not be offered unless they are assigned the indicated ratings by Moody's Investors Service, Inc. ("MOODY'S"), Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P") and Fitch Ratings ("FITCH"). "N/R" indicates that the agency was not asked to rate the certificates. A rating is not a recommendation to buy, sell or hold securities. These ratings may be lowered or withdrawn at any time by either of the rating agencies

(3) The Class C, Class 1-P and Class 2-P Certificates are not offered by this free writing prospectus. Any information contained in this free writing prospectus with respect to the Class C, Class 1-P and Class 2-P Certificates is provided only to permit a better understanding of the offered certificates.

(4) The Class 1-P and Class 2-P Certificates will be entitled to receive all prepayment charges received in respect of the mortgage loans in loan group 1 and loan group 2, respectively. Each of the Class 1-P and Class 2-P Certificates will have an initial class certificate balance of $100 and a notional amount equal to the aggregate stated principal balance as of the cut-off date of the mortgage loans in loan group 1 and loan group 2, respectively, that require payment of a prepayment charge. The Class 1-P and Class 2-P Certificates will not bear interest.

The certificates will also have the following characteristics:

                 RELATED
                LOAN GROUP   PASS-THROUGH RATE   PASS-THROUGH RATE
                    OR         ON AND BEFORE           AFTER                             INTEREST
                 SUB-LOAN         OPTIONAL            OPTIONAL                            ACCRUAL
    CLASS         GROUP      TERMINATION DATE     TERMINATION DATE   ACCRUAL PERIOD     CONVENTION
    -----      -----------   -----------------   -----------------   --------------     ----------
OFFERED
CERTIFICATES
Class 1-A-1         1        LIBOR + 0.140%(1)   LIBOR + 0.280%(1)                 (2)  Actual/360(3)
Class 1-A-2         1        LIBOR + 0.180%(1)   LIBOR + 0.360%(1)                 (2)  Actual/360(3)
Class 1-A-3         1        LIBOR + 0.210%(1)   LIBOR + 0.420%(1)                 (2)  Actual/360(3)
Class 2-A-1         2        LIBOR + 0.140%(1)   LIBOR + 0.280%(1)                 (2)  Actual/360(3)
Class 2-A-2         2        LIBOR + 0.180%(1)   LIBOR + 0.360%(1)                 (2)  Actual/360(3)
Class 2-A-3         2        LIBOR + 0.210%(1)   LIBOR + 0.420%(1)                 (2)  Actual/360(3)
Class X        X-1 and X-2                 (4)                 (4)   calendar month(5)      30/360(6)
Class A-R           1                      (7)                 (7)              N/A            N/A
Class M-1        1 and 2     LIBOR + 0.310%(1)   LIBOR + 0.465%(1)                 (2)  Actual/360(3)
Class M-2        1 and 2     LIBOR + 0.370%(1)   LIBOR + 0.555%(1)                 (2)  Actual/360(3)
Class M-3        1 and 2     LIBOR + 0.400%(1)   LIBOR + 0.600%(1)                 (2)  Actual/360(3)
Class M-4        1 and 2     LIBOR + 0.500%(1)   LIBOR + 0.750%(1)                 (2)  Actual/360(3)
Class M-5        1 and 2     LIBOR + 0.550%(1)   LIBOR + 0.825%(1)                 (2)  Actual/360(3)
Class M-6        1 and 2     LIBOR + 0.600%(1)   LIBOR + 0.900%(1)                 (2)  Actual/360(3)
Class M-7        1 and 2     LIBOR + 1.050%(1)   LIBOR + 1.575%(1)                 (2)  Actual/360(3)
Class M-8        1 and 2     LIBOR + 1.400%(1)   LIBOR + 2.100%(1)                 (2)  Actual/360(3)
Class M-9        1 and 2     LIBOR + 1.750%(1)   LIBOR + 2.625%(1)                 (2)  Actual/360(3)
Class M-10       1 and 2     LIBOR + 1.750%(1)   LIBOR + 2.625%(1)                 (2)  Actual/360(3)

NON-OFFERED
CERTIFICATES
Class C          1 and 2               N/A                 N/A                  N/A            N/A
Class 1-P           1                  N/A                 N/A                  N/A            N/A
Class 2-P           2                  N/A                 N/A                  N/A            N/A

----------
(1) The pass-through rate on this class of certificates for the accrual period related to any Distribution Date will be a per annum rate equal to the lesser of (i) one-month LIBOR for the related accrual period plus the related margin and (ii) the applicable net rate cap.

(2) The accrual period for any distribution date will be the period commencing on the distribution date in the month prior to the month in which that distribution date occurs (or, in the case of the first distribution date, commencing on February 28, 2007) and ending on the day immediately prior to that distribution date.

(3) Interest will accrue at the rate described in this table on the basis of a 360-day year and the actual number of days that elapsed in the applicable accrual period.

(4) The pass-through rate on this class of certificates for the accrual period for any distribution date will be a per annum rate equal to the lesser of 2.00% and the applicable net rate cap. See "Description of the Certificates -- Interest" in this free writing prospectus.

(5) The accrual period for any distribution date will be the calendar month before the month of that distribution date.

(6) Interest will accrue at the rate described in this table on the basis of a 360-day year divided into twelve 30-day months.

(7)  The Class A-R Certificates will not accrue any interest.

DESIGNATIONS

We sometimes use the following designations to refer to the specified classes of certificates in order to aid your understanding of the offered certificates.

     DESIGNATION          CLASSES OF CERTIFICATES
     -----------          -----------------------
 Senior Certificates     Class 1-A-1, Class 1-A-2,
                         Class 1-A-3, Class 2-A-1,
                         Class 2-A-2, Class 2-A-3,
                           Class X and Class A-R
                                Certificates

   Group 1 Senior        Class 1-A-1, Class 1-A-2
    Certificates       and Class 1-A-3 Certificates

   Group 2 Senior      Class 2-A-1, Class 2-A-2 and
    Certificates         Class 2-A-3 Certificates

    Subordinated           Class M-1, Class M-2,
    Certificates           Class M-3, Class M-4,
                        Class M-5, Class M-6, Class
                         M-7, Class M-8, Class M-9
                        and Class M-10 Certificates

 LIBOR Certificates    Group 1 Senior Certificates,
                        Group 2 Senior Certificates
                       and Subordinated Certificates

Offered Certificates      Senior Certificates and
                         Subordinated Certificates

RECORD DATE

LIBOR Certificates:

The business day immediately preceding a distribution date, or if the LIBOR Certificates are no longer book-entry certificates, the last business day of the calendar month preceding the month of that distribution date.

Class X Certificates:

For the first distribution date, the closing date. For any other distribution date, the last business day of the month preceding the month of the distribution date.

DENOMINATIONS

Offered Certificates other than the Class A-R Certificates:

$25,000 and multiples of $1 in excess thereof.

Class A-R Certificates:

Two certificates of $99.99 and $0.01, respectively.

REGISTRATION OF CERTIFICATES

Offered Certificates other than the Class A-R Certificates:

Book-entry form. Persons acquiring beneficial ownership interests in the offered certificates (other than the Class A-R Certificates) will hold their beneficial interests through The Depository Trust Company, in the United States, or Clearstream, Luxembourg or the Euroclear System, in Europe.

Class A-R Certificates:

Fully registered certificated form. The Class A-R Certificates will be subject to certain restrictions on transfer described in this free writing prospectus and as more fully provided for in the pooling and servicing agreement.

DISTRIBUTION DATES

Beginning on March 26, 2007, and thereafter on the 25th day of each calendar month, or if the 25th is not a business day, the next business day.

LAST SCHEDULED DISTRIBUTION DATE

The last scheduled distribution date for the offered certificates is the distribution date in April 2047. Since the rate of distributions in reduction of the class certificate balance of each class of offered certificates will depend on the rate of payment (including prepayments) of the mortgage loans, the class certificate balance or notional amount of any class could be reduced to zero significantly earlier or later than the last scheduled distribution date.

INTEREST PAYMENTS

The related accrual period, interest accrual convention and pass-through rate for each class of interest-bearing certificates is shown in the table on page 9.

On each distribution date, to the extent funds are available, each class of interest-bearing certificates will be entitled to receive:

     - the interest that has accrued at the related pass-through rate during the related accrual period on the class certificate balance or notional amount, as applicable, of that class of certificates immediately prior to that distribution date,

     -    interest carry forward amount, and

     - with respect to the LIBOR certificates, any net rate carryover due and any accrued interest on this amount.

The pass-through rate with respect to any class of certificates will be reduced to the extent that the amount of deferred interest on the related mortgage loans exceeds the principal payments on those mortgage loans for the applicable distribution date, as described under "Description of the Certificates -- Interest" in this free writing prospectus.

PRINCIPAL PAYMENTS

On each distribution date, certificateholders will only receive a distribution of principal on their certificates if there is cash available on that date for the payment of principal according to the principal distribution rules described in this free writing prospectus. The priority of distributing principal among the classes of certificates will differ, as described in this free writing prospectus, depending upon whether a distribution date occurs before the stepdown date, or on or after that date, and will depend on the loss and delinquency performance of the mortgage loans.

AMOUNTS AVAILABLE FOR DISTRIBUTIONS ON THE CERTIFICATES

The amount available for distributions on the certificates on any distribution date will be calculated on a loan group by loan group basis and will generally consist of the following amounts with respect to a loan group (after the fees and expenses described under the next heading are subtracted):

     - all scheduled installments of interest (after taking into account reductions due to deferred interest on the mortgage loans in that loan group) and principal due and received on those mortgage loans in the applicable period, together with any advances with respect to them;

     - all proceeds of any primary mortgage guaranty insurance policies and any other insurance policies with respect to the mortgage loans in that loan group, to the extent the proceeds are not applied to the restoration of the related mortgaged property or released to the borrower in accordance with the master servicer's normal servicing procedures;

     - net proceeds from the liquidation of defaulted mortgage loans in that loan group by foreclosure or otherwise during the calendar month preceding the month of the distribution date (to the extent the amounts do not exceed the unpaid principal balance of the mortgage loan, plus accrued interest);

     - subsequent recoveries with respect to the mortgage loans in that loan group;

     - partial or full prepayments collected on the mortgage loans in that loan group during the applicable period, together with interest paid in connection with the prepayments (other than certain excess amounts payable to the master servicer) and the compensating interest; and

     - any substitution adjustment amounts or purchase price in respect of a deleted mortgage loan or a mortgage loan repurchased by a seller or originator or purchased by the master servicer during the applicable period.

FEES AND EXPENSES

The amounts available for distributions on the certificates on any distribution date generally will not include the following amounts:

     - the master servicing fee and additional servicing compensation due to the master servicer;

     -    the trustee fee due to the trustee;

     -    lender paid mortgage insurance premiums, if any;

     - the amounts in reimbursement for advances previously made and other amounts as to which the master servicer and the trustee are entitled to be reimbursed from the Certificate Account pursuant to the pooling and servicing agreement;

     - all prepayment charges (which are distributable only to the Class P Certificates); and

     - all other amounts for which the depositor, a seller or the master servicer is entitled to be reimbursed.

Any amounts paid from the amounts collected with respect to the mortgage loans will reduce the amount that could have been distributed to the certificateholders.

SERVICING COMPENSATION

Master Servicing Fee:

The master servicer will be paid a monthly fee (referred to as the master servicing fee) with respect to each mortgage loan equal to one-twelfth of the stated principal balance of that mortgage loan multiplied by 0.375% per annum (referred to as the master servicing fee rate). The amount of the master servicing fee is subject to adjustment with respect to prepaid mortgage loans.

Additional Servicing Compensation:

The master servicer is also entitled to receive, as additional servicing compensation, all late payment fees, assumption fees and other similar charges (excluding prepayment charges), prepayment interest excess and all reinvestment income earned on amounts on deposit in certain of the issuing entity's accounts and excess proceeds with respect to mortgage loans.

Source and Priority of Payments:

The master servicing fee and the additional servicing compensation described above will be paid to the master servicer from collections on the mortgage loans prior to any distributions on the certificates.

PRIORITY OF PAYMENTS; DISTRIBUTIONS OF PRINCIPAL AND INTEREST

On any distribution date, the aggregate available funds from both loan groups will be distributed in the following order:

     1. to the Class X Certificates, the current interest and the interest carry forward amount for such class and such distribution date;

     2. concurrently, to each class of senior certificates (other than the Class X Certificates and Class A-R Certificates), the current interest and the interest carry forward amount for each such class and such distribution date, pro rata based on their respective entitlements;

     3. sequentially, to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9 and Class M-10 Certificates, in that order, the current interest for each such class and such distribution date;

     4. a. for each distribution date prior to the stepdown date or on which a trigger event is in effect, in the following order:

          (1) in an amount up to the principal distribution amount for such distribution date, concurrently, to the following classes of certificates, pro rata between the group 1 senior certificates and the group 2 senior certificates on the basis of the related principal distribution amount:

          (a) in an amount up to the group 1 principal distribution amount for such distribution date, in the following order:

               (i) to the Class A-R Certificates, until its class certificate balance is reduced to zero;

               (ii) concurrently, to the Class 1-A-1, Class 1-A-2 and Class 1-A-3 Certificates, pro rata, until their respective class certificate balances are reduced to zero; and

               (iii) concurrently, to the Class 2-A-1, Class 2-A-2 and Class 2-A-3 Certificates (after any distributions to such certificates from the group 2 principal distribution amount), pro rata, until their respective class certificate balances are reduced to zero; and

          (b) in an amount up to the group 2 principal distribution amount for such distribution date, in the following order:

               (i) concurrently, to the Class 2-A-1, Class 2-A-2 and Class 2-A-3 Certificates, pro rata, until their respective class certificate balances are reduced to zero; and

               (ii) concurrently, to the Class 1-A-1, Class 1-A-2 and Class 1-A-3 Certificates (after any distributions to such certificates from the group 1 principal distribution amount), pro rata, until their respective class certificate balances are reduced to zero; and

          (2) the remaining principal distribution amount, sequentially, to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9 and Class M-10 Certificates, in that order, until their respective class certificate balances are reduced to zero; and

          b. on each distribution date on or after the stepdown date so long as a trigger event is not in effect, in the following order:

          (1) in an amount up to the senior principal distribution amount for such distribution date, concurrently, to the following classes of certificates, pro rata between the group 1 senior certificates and the group 2 senior certificates on the basis of the related senior principal distribution amount:

          (a) in an amount up to the group 1 senior principal distribution amount for such distribution date, in the following order:

               (i) concurrently, to the Class 1-A-1, Class 1-A-2 and Class 1-A-3 Certificates, pro rata, until their respective class certificate balances are reduced to zero; and

               (ii) concurrently, to the Class 2-A-1, Class 2-A-2 and Class 2-A-3 Certificates (after any distributions to such certificates from the group 2 senior principal distribution amount), pro rata, until their respective class certificate balances are reduced to zero; and

          (b) in an amount up to the group 2 senior principal distribution amount for such distribution date, in the following order:

               (i) concurrently, to the Class 2-A-1, Class 2-A-2 and Class 2-A-3 Certificates, pro rata, until their respective class certificate balances are reduced to zero; and

               (ii) concurrently, to the Class 1-A-1, Class 1-A-2 and Class 1-A-3 Certificates (after any distributions to such certificates from the group 1 senior principal distribution amount), pro rata, until their respective class certificate balances are reduced to zero; and

          (2) sequentially, to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9 and Class M-10 Certificates, in that order, in an amount up to the subordinated class principal distribution amount for each such class, until their respective class certificate balances are reduced to zero;

     5. sequentially, to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9 and Class M-10 Certificates, in that order, the interest carry forward amount for each such class and such distribution date;

     6. concurrently, to the classes of senior certificates, pro rata based on the aggregate unpaid realized loss amount for the senior certificates (other than the Class X Certificates) related to each loan group, as follows;

          a. in an amount up to the aggregate unpaid realized loss amount for the group 1 senior certificates, sequentially, to the Class 1-A-1, Class 1-A-2 and Class 1-A-3 Certificates, in that order, in an amount up to the unpaid realized loss amount for each such class; and

          b. in an amount up to the aggregate unpaid realized loss amount for the group 2 senior certificates, sequentially, to the Class 2-A-1, Class 2-A-2 and Class 2-A-3 Certificates, in that order, in an amount up to the unpaid realized loss amount for each such class;

     7. sequentially, to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9 and Class M-10 Certificates, in that order, in an amount up to the unpaid realized loss amount for each such class;

     8. concurrently, to each class of senior certificates (other than the Class X Certificates and Class A-R Certificates), in an amount up to the amount of net rate carryover for each such class, pro rata based on the amount of net rate carryover for each such class;

     9. sequentially, to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9 and Class M-10 Certificates, in that order, in an amount up to the amount of net rate carryover for each such class; and

     10. to the Class C and Class A-R Certificates, in each case in the amounts specified in the pooling and servicing agreement.

Trigger Events:

A "trigger event" refers to certain specified levels of losses and/or delinquencies on the mortgage loans. Prior to the stepdown date or if a trigger event is in effect on or after the stepdown date, all amounts distributable as principal on a distribution date will be allocated first to the senior certificates (other than the Class X Certificates), until those senior certificates are paid in full, before any distributions of principal are made on the subordinated certificates.

The Stepdown Date:

The stepdown date will be the earlier of:

- the distribution date after the distribution date on which the aggregate class certificate balance of the senior certificates (other than the Class X Certificates) is reduced to zero; and

- the later to occur of (x) the distribution date in March 2010 and (y) the first distribution date on which a fraction, the numerator of which is the excess of the aggregate stated principal balance of the mortgage loans as of the due date in the month preceding the month in which that distribution date occurs (after giving effect to principal prepayments received in the prepayment period related to that due date) over the aggregate class certificate balance of the senior certificates (other than the Class X Certificates) immediately prior to that distribution date, and the denominator of which is the aggregate stated principal balance of the mortgage loans as of the due date in the month of the current distribution date (after giving effect to principal prepayments received in the prepayment period related to that due date) is greater than or equal to (a) approximately 22.500% on any distribution date prior to the distribution date in March 2013 and (b) approximately 18.000% on any distribution date on or after the distribution date in March 2013.

THE CORRIDOR CONTRACTS AND THE CORRIDOR FLOOR CONTRACT

Beginning with the distribution date in March 2007, the LIBOR certificates will have the benefit of two corridor contracts and a corridor floor contract. The corridor contracts and the corridor floor contract will be evidenced by three separate transactions between the counterparty and the trustee, acting on behalf of a separate supplemental interest trust created under the pooling and servicing agreement. On each distribution date up to and including the related termination date of each contract, amounts, if any, received under the corridor contracts and the corridor floor contract by the trustee, on behalf of the supplemental interest trust, will be deposited in the corridor contract reserve fund.

Prior to the distribution date in February 2010, if the amount of overcollateralization is zero on such distribution date, amounts, if any, on deposit in the corridor contract reserve fund will first be used to pay any remaining current interest and interest carry forward amounts on the LIBOR certificates and then to restore and to maintain overcollateralization at the required level. Any remaining amounts on deposit (or all such amounts, if the level of overcollateralization is greater than zero on such distribution date) will be used to cover net rate carryover on the LIBOR certificates.

Beginning with the distribution date in February 2010 and on each subsequent distribution date up to and including the distribution date in February 2017, amounts, if any, on deposit in the corridor contract reserve fund will first be used to pay any remaining current interest and interest carry forward amounts on the LIBOR certificates and then to restore and maintain overcollateralization at the required level. Any remaining amounts on deposit will be used to cover net rate carryover on the LIBOR certificates.

On any distribution date prior to the distribution date in February 2017, amounts , if any, on deposit in the corridor contract reserve fund in excess of the amounts distributed to the LIBOR certificates as described in the preceding two paragraphs will remain in the corridor contract reserve fund for distribution to the holders of the LIBOR certificates on future distribution dates for the purposes described in the preceding two paragraphs. On the distribution date in February 2017, following the distribution of any amounts in the corridor contract reserve fund, remaining amounts will be released to Banc of America Securities LLC and will not be available for payments on future distribution dates.

The corridor contracts will never have amounts payable by the counterparty at the same time that amounts are payable by the counterparty on the corridor floor contract.

Payments under the corridor contracts and corridor floor contract will be made pursuant to the formulas described in "Description of the Certificates - The Corridor Contracts and the Corridor Floor Contract" in this free writing prospectus.

ALLOCATION OF LOSSES

After the credit enhancement provided by excess cashflow and overcollateralization, if any, has been exhausted, collections otherwise payable to the subordinated classes will comprise the sole source of funds from which credit enhancement is provided to the senior certificates. Realized losses will be allocated in the following order of priority:

- to the subordinated certificates, beginning with the class of subordinated certificates with the lowest distribution priority, until the class certificate balance of that subordinated class has been reduced to zero, and

- to the group 1 senior certificates and group 2 senior certificates (other than the Class X Certificates), as follows:

          (a) with respect to realized losses on the group 1 mortgage loans, sequentially, to the Class 1-A-3, Class 1-A-2 and Class 1-A-1 Certificates, in that order, in each case until their respective class certificate balances are reduced to zero; and

          (b) with respect to realized losses on the group 2 mortgage loans, sequentially, to the Class 2-A-3, Class 2-A-2 and Class 2-A-1 Certificates, in that order, in each case until their respective class certificate balances are reduced to zero.

CREDIT ENHANCEMENT

Credit enhancement provides limited protection to holders of certain certificates against shortfalls in payments received on the mortgage loans. This transaction employs the following forms of credit enhancement:

OVERCOLLATERALIZATION

"Overcollateralization" refers to the amount by which the aggregate stated principal balance of the mortgage loans exceeds the aggregate class certificate balance of the offered certificates.

On the closing date, the aggregate stated principal balance of the mortgage loans is expected to exceed the initial aggregate class certificate balance of the certificates (other than the Class X Certificates) by approximately $5,712,010. This amount is approximately equal to the initial level of overcollateralization required by the pooling and servicing agreement.

The mortgage loans are expected to generate more interest than is needed to pay interest on the certificates because the weighted average interest rate of the mortgage loans is expected to be higher than the weighted average pass-through rate on the certificates and the weighted average expense fee rate.

On any distribution date, the amount of overcollateralization, if any, will be available to absorb the losses from liquidated mortgage loans if those losses are not otherwise covered by excess cashflow, if any, from the mortgage loans. The required level of overcollateralization may change over time.

SUBORDINATION

The issuance of senior certificates and subordinated certificates by the issuing entity is designed to increase the likelihood that senior certificateholders will receive regular distributions of interest and principal.

The senior certificates will have a distribution priority over the subordinated certificates. Within the classes with an "M" designation, the distribution priority is in numerical order.

Subordination is designed to provide the holders of certificates having a higher distribution priority with protection against losses realized when the remaining unpaid principal balance of a mortgage loan exceeds the proceeds recovered upon the liquidation of that mortgage loan. In general, this loss protection is accomplished by allocating the realized losses on the mortgage loans first, among the subordinated certificates, beginning with the subordinated certificates with the lowest distribution priority, and second to the senior certificates in accordance with the priorities set forth above under " -- Allocation of Losses."

ADVANCES

The master servicer will make cash advances with respect to delinquent payments of principal and interest on the mortgage loans to the extent the master servicer reasonably believes that the cash advances can be repaid from future payments on the mortgage loans. These cash advances are only intended to maintain a regular flow of scheduled interest and principal payments on the certificates and are not intended to guarantee or insure against losses.

See "Servicing of the Mortgage Loans -- Advances" in this free writing prospectus.

REPURCHASE, SUBSTITUTION AND PURCHASE OF MORTGAGE LOANS

The sellers will be required to repurchase, or substitute, a replacement mortgage loan for any mortgage loan as to which there exists deficient documentation or as to which there has been an uncured breach of any representation or warranty relating to the characteristics of the mortgage loans that materially and adversely affects the interests of the certificateholders in that mortgage loan.

Additionally, the master servicer may purchase from the issuing entity any mortgage loan that is delinquent in payment by 151 days or more.

Countrywide Home Loans, Inc. also will be obligated to purchase any mortgage loan with respect to which it has modified the mortgage rate at the request of the borrower.

The purchase price for any mortgage loans repurchased by a seller or purchased by the master servicer will generally be equal to the stated principal balance of the mortgage loan plus interest accrued at the applicable mortgage rate (and in the case of purchases by the master servicer, less the master servicing fee rate).

OPTIONAL TERMINATION

The master servicer may purchase all of the remaining assets of the issuing entity and retire all outstanding classes of certificates on or after the first distribution date on which the aggregate stated principal balance of the mortgage loans and any foreclosed real estate owned by the issuing entity declines to 10% or less of the aggregate stated principal balance of the mortgage loans as of the cut-off date. The NIM Insurer may also have the right to purchase all of the remaining assets in the issuing entity.

TAX STATUS

For federal income tax purposes, the issuing entity will consist of one or more
REMICs: one or more underlying REMICs, if any, and the master REMIC. The assets of the lowest underlying REMIC in this tiered structure (or the master REMIC if there are no underlying REMICs) will consist of the mortgage loans and any other assets designated in the pooling and servicing agreement. The master REMIC will issue the several classes of certificates, which, other than the Class A-R Certificates, will represent the regular interests in the master REMIC. The LIBOR certificates will also represent the right to receive net rate carryover payments. The Class A-R Certificates will represent ownership of both the residual interest in the master REMIC and the residual interests in any underlying REMICs.

The corridor contracts, the corridor floor contract and the assets held in the corridor contract reserve fund and the carryover reserve fund will not constitute any part of any REMIC created under the pooling and servicing agreement.

ERISA CONSIDERATIONS

The Class 1-A-1, Class 2-A-1 and Class X Certificates may be purchased by a pension or other benefit plan subject to the Employee Retirement Income Security Act of 1974, as amended, or Section 4975 of the Internal Revenue Code of 1986, as amended, or by an entity investing the assets of such a benefit plan, so long as certain conditions are met. Investors acquiring Class 1-A-1 and Class 2-A-1 Certificates with assets of such a plan while the corridor contracts and corridor floor contract are in effect will be required to satisfy certain additional conditions, including satisfaction of the requirements of an investor-based exemption. The remaining classes of offered certificates may be purchased by an "insurance company general account" that holds plan assets and meets certain requirements.

A fiduciary of such plans or arrangements must determine that the purchase of a certificate is consistent with its fiduciary duties and does not result in a nonexempt prohibited transaction under applicable law.

LEGAL INVESTMENT

The senior certificates and the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5 and Class M-6 Certificates will be mortgage related securities for purposes of the Secondary Mortgage Market Enhancement Act of 1984 as long as they are rated in one of the two highest rating categories by at least one nationally recognized statistical rating organization. None of the other classes of offered certificates will be "mortgage related securities" for purposes of the Secondary Mortgage Market Enhancement Act of 1984.

                         DESCRIPTION OF THE CERTIFICATES

GENERAL

     The certificates will be issued pursuant to the pooling and servicing agreement. We summarize below the material terms and provisions pursuant to which the certificates will be issued. The summaries are subject to, and are qualified in their entirety by reference to, the provisions of the pooling and servicing agreement. When particular provisions or terms used in the pooling and servicing agreement are referred to, the actual provisions (including definitions of terms) are incorporated by reference. We will file a final copy of the pooling and servicing agreement after the issuing entity issues the certificates.

     The certificates represent obligations of the issuing entity only and do not represent an interest in or obligation of CWALT, Inc., Countrywide Home Loans, Inc. (or any other seller) Countrywide Home Loans Servicing LP or any of their affiliates.

     The Mortgage Pass-Through Certificates, Series 2007-OA3 will consist of the Class 1-A-1, Class 1-A-2, Class 1-A-3, Class 2-A-1, Class 2-A-2, Class 2-A-3, Class X, Class A-R, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9, Class M-10, Class C, Class 1-P and Class 2-P Certificates. Only the classes of certificates identified on the cover page hereof as offered certificates are offered by this free writing prospectus.

     When describing the certificates in this free writing prospectus, we use the following terms:

        DESIGNATION                                      CLASSES OF CERTIFICATES
        -----------                                      -----------------------
    Senior Certificates          Class 1-A-1, Class 1-A-2, Class 1-A-3, Class 2-A-1, Class 2-A-2, Class
                                                2-A-3, Class X and Class A-R Certificates

Group 1 Senior Certificates               Class 1-A-1, Class 1-A-2 and Class 1-A-3 Certificates

Group 2 Senior Certificates               Class 2-A-1, Class 2-A-2 and Class 2-A-3 Certificates

 Subordinated Certificates    Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7,
                                            Class M-8, Class M-9 and Class M-10 Certificates

    LIBOR Certificates          Group 1 Senior Certificates, Group 2 Senior Certificates and Subordinated
                                                              Certificates

   Offered Certificates                     Senior Certificates and Subordinated Certificates

The certificates are generally referred to as the following types:

          CLASS                                          TYPE
          -----                                          ----
Class 1-A-1 Certificates            Senior/Floating Pass-Through Rate/Super Senior
Class 1-A-2 Certificates        Senior/Floating Pass-Through Rate/Super Senior/Support
Class 1-A-3 Certificates               Senior/Floating Pass-Through Rate/Support
Class 2-A-1 Certificates            Senior/Floating Pass-Through Rate/Super Senior
Class 2-A-2 Certificates        Senior/Floating Pass-Through Rate/Super Senior/Support
Class 2-A-3 Certificates               Senior/Floating Pass-Through Rate/Support
Class X Certificates         Senior/Notional Amount/Interest Only/Fixed Pass-Through Rate
Class A-R Certificates                   Senior/REMIC Residual/Principal Only
Subordinated Certificates               Subordinate/Floating Pass-Through Rate

     The Class 1-P, Class 2-P and Class C Certificates are not offered by this free writing prospectus. Any information in this free writing prospectus regarding the Class 1-P, Class 2-P and Class C Certificates is provided only to permit a better understanding of the offered certificates. The classes of offered certificates will have the respective initial Class Certificate Balances or initial notional amount set forth on the cover page of this free writing prospectus. The initial Class Certificate Balances or initial notional amount may vary in the aggregate by plus or minus 5%.

CALCULATION OF CLASS CERTIFICATE BALANCE

     The "CLASS CERTIFICATE BALANCE" of any class of offered certificates (other than the notional amount certificates) as of any Distribution Date is the initial Class Certificate Balance of the class reduced by the sum of:

     - all amounts previously distributed to holders of certificates of the class as scheduled and unscheduled payments of principal; and

     -    the Applied Realized Loss Amounts allocated to the class;

provided, however, that the Class Certificate Balance of the classes to which Realized Losses have been allocated will be increased sequentially in the order of payment priority from highest to lowest, by the amount of Subsequent Recoveries on the Mortgage Loans in the related Loan Group distributed as principal to any class of related certificates, but not by more than the amount of Realized Losses previously allocated to reduce the Class Certificate Balance of that class of certificates.

     Although Subsequent Recoveries, if any, will be allocated to increase the Class Certificate Balance of a class of certificates, as described above, such Subsequent Recoveries will be included in the Principal Remittance Amount for the applicable Loan Group and will be distributed in the priority set forth below under "--Distribution of Available Funds," and therefore such Subsequent Recoveries may not to be used to make any principal payments on the class or classes of certificates for which the Class Certificate Balances have been increased by allocation of Subsequent Recoveries as described above. Additionally, holders of such certificates will not be entitled to any payment in respect of interest that would have accrued on the amount of the increase in Class Certificate Balance for any accrual period preceding the Distribution Date on which such increase occurs.

NOTIONAL AMOUNT CERTIFICATES

     The Class X Certificates are notional amount certificates.

     The notional amount of the Class X Certificates for any Distribution Date will equal the product of (i) the aggregate Class Certificate Balance of the Group 1 Senior Certificates and Group 2 Senior Certificates immediately prior to such Distribution Date and (ii) a fraction, the numerator of which is the aggregate Stated Principal Balance of the Mortgage Loans in Sub-Loan Group X-1 and Sub-Loan Group X-2 as of the Due Date occurring in the month preceding the month of such Distribution Date (after giving effect to principal prepayments in the Prepayment Period related to that prior Due Date) and the denominator of which is the aggregate Stated Principal Balance of the Mortgage Loans in Loan Group 1 and Loan Group 2 as of the Due Date occurring in the month preceding the month of such Distribution Date (after giving effect to principal prepayments in the Prepayment Period related to that prior Due Date).

BOOK-ENTRY CERTIFICATES; DENOMINATIONS

     The offered certificates (other than the Class A-R Certificates) will be book-entry certificates (the "BOOK-ENTRY CERTIFICATES"). The Class A-R Certificates will be issued as two certificates in fully registered certificated form in an aggregate denomination of $100. Persons acquiring beneficial ownership interests in the Book-Entry Certificates ("CERTIFICATE OWNERS") will hold their Book-Entry Certificates through the Depository Trust Company ("DTC") in the United States, or Clearstream, Luxembourg (as defined in this free writing prospectus) or the Euroclear System ("EUROCLEAR"), in Europe, if they are participants of such systems, or indirectly through organizations which are participants in such systems. Each class of Book-Entry Certificates will be issued in one or more certificates that will equal the aggregate principal balance of the applicable class of the Book-Entry

Certificates and will initially be registered in the name of Cede & Co., the nominee of DTC. Clearstream, Luxembourg and Euroclear will hold omnibus positions on behalf of their participants through customers' securities accounts in Clearstream Banking's and Euroclear's names on the books of their respective depositaries which in turn will hold such positions in customers' securities accounts in the depositaries' names on the books of DTC. Citibank will act as depositary for Clearstream, Luxembourg and Chase will act as depositary for Euroclear (in such capacities, individually the "RELEVANT DEPOSITARY" and collectively the "EUROPEAN DEPOSITARIES"). Investors may hold such beneficial interests in the Book-Entry Certificates in minimum denominations representing an original principal amount or notional amount of $25,000 and integral multiples of $1.00 in excess thereof. Except as described below, no person acquiring a beneficial ownership in a Book-Entry Certificate (each, a "BENEFICIAL OWNER") will be entitled to receive a physical certificate representing such person's beneficial ownership interest in such Book-Entry Certificate (a "DEFINITIVE CERTIFICATE"). Unless and until Definitive Certificates are issued, it is anticipated that the only certificateholder of the Book-Entry Certificates will be Cede & Co., as nominee of DTC. Certificate Owners will not be certificateholders as that term is used in the pooling and servicing agreement. Certificate Owners are only permitted to exercise their rights indirectly through the participating organizations that utilize the services of DTC, including securities brokers and dealers, banks and trust companies and clearing corporations and certain other organizations ("PARTICIPANTS") and DTC.

     The beneficial owner's ownership of a Book-Entry Certificate will be recorded on the records of the brokerage firm, bank, thrift institution or other financial intermediary (each, a "FINANCIAL INTERMEDIARY") that maintains the beneficial owner's account for such purpose. In turn, the Financial Intermediary's ownership of such Book-Entry Certificate will be recorded on the records of DTC (or of a participating firm that acts as agent for the Financial Intermediary, whose interest will in turn be recorded on the records of DTC, if the beneficial owner's Financial Intermediary is not a DTC participant and on the records of Clearstream, Luxembourg or Euroclear, as appropriate).

     Certificate Owners will receive all distributions of principal of, and interest on, the offered certificates from the trustee through DTC and DTC participants. While the offered certificates are outstanding (except under the circumstances described below), under the rules, regulations and procedures creating and affecting DTC and its operations (the "RULES"), DTC is required to make book-entry transfers among Participants on whose behalf it acts with respect to the offered certificates and is required to receive and transmit distributions of principal of, and interest on, the offered certificates. Participants and organizations which have indirect access to the DTC system, such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a Participant, either directly or indirectly ("INDIRECT PARTICIPANTS"), with whom Certificate Owners have accounts with respect to offered certificates are similarly required to make book-entry transfers and receive and transmit such distributions on behalf of their respective Certificate Owners. Accordingly, although Certificate Owners will not possess certificates, the Rules provide a mechanism by which Certificate Owners will receive distributions and will be able to transfer their interest.

     Certificate Owners will not receive or be entitled to receive certificates representing their respective interests in the offered certificates, except under the limited circumstances described below. Unless and until Definitive Certificates are issued, Certificate Owners who are not Participants may transfer ownership of offered certificates only through Participants and Indirect Participants by instructing such Participants and Indirect Participants to transfer Book-Entry Certificates, by book-entry transfer, through DTC for the account of the purchasers of such Book-Entry Certificates, which account is maintained with their respective Participants. Under the Rules and in accordance with DTC's normal procedures, transfers of ownership of Book-Entry Certificates will be executed through DTC and the accounts of the respective Participants at DTC will be debited and credited. Similarly, the Participants and Indirect Participants will make debits or credits, as the case may be, on their records on behalf of the selling and purchasing Certificate Owners.

     Because of time zone differences, credits of securities received in Clearstream, Luxembourg or Euroclear as a result of a transaction with a Participant will be made during, subsequent securities settlement processing and dated the business day following, the DTC settlement date. Such credits or any transactions in such securities, settled during such processing will be reported to the relevant Euroclear or Clearstream, Luxembourg Participants on such business day. Cash received in Clearstream, Luxembourg or Euroclear, as a result of sales of securities by or through a Clearstream, Luxembourg Participant or Euroclear Participant to a DTC Participant, will be received with value on the DTC settlement date but will be available in the relevant Clearstream, Luxembourg or Euroclear cash account only as of the business day following settlement in DTC. For information with respect to tax documentation procedures, relating to the offered certificates.

     Transfers between Participants will occur in accordance with DTC rules. Transfers between Clearstream, Luxembourg Participants and Euroclear Participants will occur in accordance with their respective rules and operating procedures.

     Cross-market transfers between persons holding directly or indirectly through DTC, on the one hand, and directly or indirectly through Clearstream, Luxembourg Participants or Euroclear Participants, on the other, will be effected in DTC in accordance with DTC rules on behalf of the relevant European international clearing system by the Relevant Depositary; however, such cross market transactions will require delivery of instructions to the relevant European international clearing system by the counterpart in such system in accordance with its rules and procedures and within its established deadlines (European time). The relevant European international clearing system will, if the transaction meets its settlement requirements, deliver instructions to the Relevant Depositary to take action to effect final settlement on its behalf by delivering or receiving securities in DTC, and making or receiving payment in accordance with normal procedures for same day funds settlement applicable to DTC. Clearstream, Luxembourg Participants and Euroclear Participants may not deliver instructions directly to the European Depositaries.

     DTC, which is a New York-chartered limited purpose trust company, performs services for its participants, some of which (and/or their representatives) own DTC. In accordance with its normal procedures, DTC is expected to record the positions held by each DTC participant in the Book-Entry Certificates, whether held for its own account or as a nominee for another person. In general, beneficial ownership of Book-Entry Certificates will be subject to the rules, regulations and procedures governing DTC and DTC participants as in effect from time to time.

     Clearstream Banking, societe anonyme, 67 Bd Grande-Duchesse Charlotte, L-2967 Luxembourg ("CLEARSTREAM, LUXEMBOURG"), was incorporated in 1970 as "Clearstream, Luxembourg S.A." a company with limited liability under Luxembourg law (a societe anonyme). Clearstream, Luxembourg S.A. subsequently changed its name to Cedelbank. On 10 January 2000, Cedelbank's parent company, Clearstream, Luxembourg International, societe anonyme ("CI") merged its clearing, settlement and custody business with that of Deutsche Borse Clearing AG ("DBC"). The merger involved the transfer by CI of substantially all of its assets and liabilities (including its shares in CB) to a new Luxembourg company, New Clearstream, Luxembourg International, societe anonyme ("NEW CI"), which is 50% owned by CI and 50% owned by DBC's parent company Deutsche Borse AG. The shareholders of these two entities are banks, securities dealers and financial institutions. Clearstream, Luxembourg International currently has 92 shareholders, including U.S. financial institutions or their subsidiaries. No single entity may own more than 5 percent of Clearstream, Luxembourg International's stock.

     Further to the merger, the Board of Directors of New Clearstream, Luxembourg International decided to re-name the companies in the group in order to give them a cohesive brand name. The new brand name that was chosen is "Clearstream" With effect from January 14, 2000 New CI has been renamed "Clearstream International, societe anonyme." On January 18, 2000, Cedelbank was renamed "Clearstream Banking, societe anonyme" and Clearstream, Luxembourg Global Services was renamed "Clearstream Services, societe anonyme."

     On January 17, 2000 DBC was renamed "Clearstream Banking AG." This means that there are now two entities in the corporate group headed by Clearstream International which share the name "Clearstream Banking," the entity previously named "Cedelbank" and the entity previously named "Deutsche Borse Clearing AG."

     Clearstream, Luxembourg holds securities for its customers and facilitates the clearance and settlement of securities transactions between Clearstream, Luxembourg customers through electronic book-entry changes in accounts of Clearstream, Luxembourg customers, thereby eliminating the need for physical movement of certificates. Transactions may be settled by Clearstream, Luxembourg in any of 36 currencies, including United States Dollars. Clearstream, Luxembourg provides to its customers, among other things, services for safekeeping, administration, clearance and settlement of internationally traded securities and securities lending and borrowing. Clearstream, Luxembourg also deals with domestic securities markets in over 30 countries through established depository and custodial relationships. Clearstream, Luxembourg is registered as a bank in Luxembourg, and as such is subject to regulation by the Commission de Surveillance du Secteur Financier, "CSSF," which supervises

Luxembourg banks. Clearstream, Luxembourg's customers are world-wide financial institutions including underwriters, securities brokers and dealers, banks, trust companies and clearing corporations. Clearstream, Luxembourg's U.S. customers are limited to securities brokers and dealers, and banks. Currently, Clearstream, Luxembourg has approximately 2,000 customers located in over 80 countries, including all major European countries, Canada, and the United States. Indirect access to Clearstream, Luxembourg is available to other institutions that clear through or maintain a custodial relationship with an account holder of Clearstream, Luxembourg. Clearstream, Luxembourg has established an electronic bridge with Euroclear Bank S.A./N.V. as the Operator of the Euroclear System (the "EUROCLEAR OPERATOR") in Brussels to facilitate settlement of trades between Clearstream, Luxembourg and the Euroclear Operator.

     Euroclear was created in 1968 to hold securities for participants of Euroclear ("EUROCLEAR PARTICIPANTS") and to clear and settle transactions between Euroclear Participants through simultaneous electronic book-entry delivery against payment, thereby eliminating the need for physical movement of certificates and any risk from lack of simultaneous transfers of securities and cash. Transactions may now be settled in any of 32 currencies, including United States dollars. Euroclear includes various other services, including securities lending and borrowing and interfaces with domestic markets in several countries generally similar to the arrangements for cross-market transfers with DTC described above. Euroclear is operated by the Brussels, Belgium office of the Euroclear Operator, under contract with Euroclear Clearance Systems S.C., a Belgian cooperative corporation (the "COOPERATIVE"). All operations are conducted by the Euroclear Operator, and all Euroclear securities clearance accounts and Euroclear cash accounts are accounts with the Euroclear Operator, not the Cooperative. The Cooperative establishes policy for Euroclear on behalf of Euroclear Participants. Euroclear Participants include banks (including central banks), securities brokers and dealers and other professional financial intermediaries. Indirect access to Euroclear is also available to other firms that clear through or maintain a custodial relationship with a Euroclear Participant, either directly or indirectly.

     The Euroclear Operator has a banking license from the Belgian Banking and Finance Commission. This license authorizes the Euroclear Operator to carry out banking activities on a global basis.

     Securities clearance accounts and cash accounts with the Euroclear Operator are governed by the Terms and Conditions Governing Use of Euroclear and the related Operating Procedures of the Euroclear System and applicable Belgian law (collectively, the "TERMS AND CONDITIONS"). The Terms and Conditions govern transfers of securities and cash within Euroclear, withdrawals of securities and cash from Euroclear, and receipts of payments with respect to securities in Euroclear. All securities in Euroclear are held on a fungible basis without attribution of specific certificates to specific securities clearance accounts. The Euroclear Operator acts under the Terms and Conditions only on behalf of Euroclear Participants, and has no record of or relationship with persons holding through Euroclear Participants.

     Distributions on the Book-Entry Certificates will be made on each Distribution Date by the trustee to DTC. DTC will be responsible for crediting the amount of such payments to the accounts of the applicable DTC participants in accordance with DTC's normal procedures. Each DTC participant will be responsible for disbursing such payments to the beneficial owners of the Book-Entry Certificates that it represents and to each Financial Intermediary for which it acts as agent. Each such Financial Intermediary will be responsible for disbursing funds to the beneficial owners of the Book-Entry Certificates that it represents.

     Under a book-entry format, beneficial owners of the Book-Entry Certificates may experience some delay in their receipt of payments, since such payments will be forwarded by the trustee to Cede & Co. Distributions with respect to offered certificates held through Clearstream, Luxembourg or Euroclear will be credited to the cash accounts of Clearstream, Luxembourg Participants or Euroclear Participants in accordance with the relevant system's rules and procedures, to the extent received by the Relevant Depositary. Such distributions will be subject to tax reporting in accordance with relevant United States tax laws and regulations. Because DTC can only act on behalf of Financial Intermediaries, the ability of a beneficial owner to pledge Book-Entry Certificates to persons or entities that do not participate in the depository system, or otherwise take actions in respect of such Book-Entry Certificates, may be limited due to the lack of physical certificates for such Book-Entry Certificates. In addition, issuance of the Book-Entry Certificates in book-entry form may reduce the liquidity of such Certificates in the secondary market since certain potential investors may be unwilling to purchase certificates for which they cannot obtain physical certificates.

     Monthly and annual reports on the issuing entity provided by the master servicer to Cede & Co., as nominee of DTC, may be made available to beneficial owners upon request, in accordance with the rules, regulations and procedures creating and affecting DTC or the Relevant Depositary, and to the Financial Intermediaries to whose DTC accounts the Book-Entry Certificates of such beneficial owners are credited.

     DTC has advised the depositor and the trustee that, unless and until Definitive Certificates are issued, DTC will take any action permitted to be taken by the holders of the Book-Entry Certificates under the pooling and servicing agreement only at the direction of one or more Financial Intermediaries to whose DTC accounts the Book-Entry Certificates are credited, to the extent that such actions are taken on behalf of Financial Intermediaries whose holdings include such Book-Entry Certificates. Clearstream, Luxembourg or the Euroclear Operator, as the case may be, will take any other action permitted to be taken by a holder of a Book-Entry Certificate under the pooling and servicing agreement on behalf of a Clearstream, Luxembourg Participant or Euroclear Participant only in accordance with its relevant rules and procedures and subject to the ability of the Relevant Depositary to effect such actions on its behalf through DTC. DTC may take actions, at the direction of the related Participants, with respect to some Book-Entry Certificates which conflict with actions taken with respect to other Book-Entry Certificates.

     Definitive Certificates will be issued to beneficial owners of the Book-Entry Certificates, or their nominees, rather than to DTC, only if (a) DTC or the depositor advises the trustee in writing that DTC is no longer willing, qualified or able to discharge properly its responsibilities as nominee and depositary with respect to the Book-Entry Certificates and the depositor or the trustee is unable to locate a qualified successor or (b) after the occurrence of an event of default (as defined in the pooling and servicing agreement), beneficial owners having not less than 51% of the voting rights evidenced by the offered certificates advise the trustee and DTC through the Financial Intermediaries and the DTC participants in writing that the continuation of a book-entry system through DTC (or a successor thereto) is no longer in the best interests of beneficial owners of such class.

     Upon the occurrence of any of the events described in the immediately preceding paragraph, the trustee will be required to notify all beneficial owners of the occurrence of such event and the availability through DTC of Definitive Certificates. Upon surrender by DTC of the global certificate or certificates representing the Book-Entry Certificates and instructions for re-registration, the trustee will issue Definitive Certificates, and thereafter the trustee will recognize the holders of such Definitive Certificates as holders of the related offered certificates under the pooling and servicing agreement.

     Although DTC, Clearstream, Luxembourg and Euroclear have agreed to the foregoing procedures in order to facilitate transfers of Certificates among participants of DTC, Clearstream, Luxembourg and Euroclear, they are under no obligation to perform or continue to perform such procedures and such procedures may be discontinued at any time.

PAYMENTS ON MORTGAGE LOANS; ACCOUNTS

     Certificate Account. On or before the closing date, the master servicer will establish an account (the "CERTIFICATE ACCOUNT"), which will be maintained in trust for the benefit of the certificateholders. The Certificate Account will be established by the master servicer initially at Countrywide Bank, N.A., which is an affiliate of the depositor, the sellers and the master servicer. The master servicer will deposit or cause to be deposited in the Certificate Account, within two business days after receipt (or, on a daily basis, if the long-term credit rating of Countrywide Home Loans has been reduced below the rating specified in the pooling and servicing agreement) the following payments and collections remitted by subservicers or received by it in respect of Mortgage Loans subsequent to the cut-off date (other than in respect of principal and interest due on the Mortgage Loans on or before the cut-off date) and the following amounts required to be deposited under the pooling and servicing agreement:

          - all payments on account of principal on the Mortgage Loans, including principal prepayments;

          - all payments on account of interest on the Mortgage Loans, net of the related Master Servicing Fee (as adjusted by Compensating Interest payments), any lender paid mortgage insurance premiums and any Prepayment Interest Excess;

          -    all payments on account of prepayment charges on the Mortgage
               Loans;

          - all insurance proceeds, Subsequent Recoveries and liquidation proceeds, other than proceeds to be applied to the restoration or repair of a mortgaged property or released to the borrower in accordance with the master servicer's normal servicing procedures;

          - any amount required to be deposited by the master servicer pursuant to the pooling and servicing agreement in connection with any losses on permitted investments for which it is responsible;

          - any amounts received by the master servicer with respect to primary mortgage insurance and in respect of net monthly rental income from REO Property;

          -    all Substitution Adjustment Amounts; and

          -    all advances made by the master servicer.

     Prior to their deposit into the Certificate Account, payments and collections on the Mortgage Loans will be commingled with payments and collections on other mortgage loans and other funds of the master servicer.

     The master servicer may from time to time make withdrawals from the Certificate Account for the following purposes with respect to the Mortgage
Loans:

          - to pay to the master servicer the Master Servicing Fee and the additional servicing compensation (to the extent not previously retained by the master servicer);

          - to reimburse each of the master servicer and the trustee for unreimbursed advances made by it, which right of reimbursement pursuant to this subclause being limited to amounts received on the Mortgage Loan(s) in respect of which any such advance was made;

          - to reimburse each of the master servicer and the Trustee for any nonrecoverable advance previously made by it (and prior to the reimbursement, the master servicer will deliver to the trustee an officer's certificate indicating the amount of the nonrecoverable advance and identifying the related Mortgage Loan(s), and their respective portions of the nonrecoverable advance);

          - to reimburse the master servicer for insured expenses from the related insurance proceeds;

          - to reimburse the master servicer for (a) any unreimbursed customary, reasonable and necessary "out of pocket" costs and expenses incurred in the performance by the master servicer of its servicing obligations, including, but not limited to, the cost of (i) the preservation, restoration and protection of a mortgaged property, (ii) any enforcement or judicial proceedings, including foreclosures, (iii) the management and liquidation of any REO Property and (iv) maintaining any required insurance policies (collectively, "SERVICING ADVANCES"), which right of reimbursement pursuant to this clause is limited to amounts received representing late recoveries of the payments of these costs and expenses (or liquidation proceeds or Subsequent Recoveries, purchase proceeds or repurchase proceeds with respect thereto);

          - to pay to the purchaser, with respect to each Mortgage Loan or property acquired in respect thereof that it has purchased as required under the pooling and servicing agreement, all amounts received on such Mortgage Loan after the date of such purchase;

          - to reimburse the sellers, the master servicer for expenses incurred by any of them and reimbursable pursuant to the pooling and servicing agreement;

          - to withdraw any amount deposited in the Certificate Account and not required to be deposited in the Certificate Account;

          - to withdraw an amount equal to the sum of (a) the related Available Funds, (b) any prepayment charges received and (c) the Trustee Fee for such Distribution Date and remit such amount to the trustee for deposit in the Distribution Account; and

          - to clear and terminate the Certificate Account upon termination of the pooling and servicing agreement.

The master servicer is required to maintain separate accounting, on a Mortgage Loan by Mortgage Loan basis, for the purpose of justifying any withdrawal from the Certificate Account described in the first six bullet points above.

     Distribution Account. On or before the business day immediately preceding each Distribution Date, the master servicer will withdraw from the Certificate Account the amount of Available Funds, any prepayment charges received and the Trustee Fee and will deposit those amounts in an account established and maintained with the trustee on behalf of the certificateholders (the "DISTRIBUTION ACCOUNT"). The trustee will, promptly upon receipt, deposit in the Distribution Account and retain therein:

          - the aggregate amount remitted by the master servicer to the trustee; and

          - any amount required to be deposited by the master servicer in connection with any losses on investment of funds in the Distribution Account.

     The trustee will withdraw funds from the Distribution Account for distribution to the certificateholders as described below under "-- Distribution of Available Funds" and may from time to time make withdrawals from the Distribution Account:

          -    to pay the Trustee Fee to the trustee;

          - to pay to the master servicer, as additional servicing compensation, earnings on or investment income with respect to funds in or credited to the Distribution Account;

          - to withdraw any amount deposited in the Distribution Account and not required to be deposited therein (which withdrawal may be at the direction of the master servicer through delivery of a written notice to the trustee describing the amounts deposited in error); and

          - to clear and terminate the Distribution Account upon the termination of the pooling and servicing agreement.

     There is no independent verification of the transaction accounts or the transaction activity with respect to the Distribution Account.

     Prior to each Determination Date, the master servicer is required to provide the trustee a report containing the data and information concerning the Mortgage Loans that is required by the trustee to prepare the monthly statement to certificateholders for the related Distribution Date. The trustee is not responsible for recomputing, recalculating or verifying the information provided to it by the master servicer in that report and will be permitted to conclusively rely on any information provided to it by the master servicer.

INVESTMENTS OF AMOUNTS HELD IN ACCOUNTS

     The Certificate Account and the Distribution Account. All funds in the Certificate Account and the Distribution Account will be invested in permitted investments at the direction, and for the benefit and risk, of the master servicer. All income and gain net of any losses realized from the investment will be for the benefit of the master servicer as additional servicing compensation and will be remitted to it monthly as described herein.

     The amount of any losses incurred in the Certificate Account or the Distribution Account in respect of the investments will be deposited by the master servicer in the Certificate Account or paid to the trustee for deposit into the Distribution Account out of the master servicer's own funds immediately as realized. The trustee will not be liable for the amount of any loss incurred in respect of any investment or lack of investment of funds held in the Certificate Account or the Distribution Account and made in accordance with the pooling and servicing agreement.

     The Corridor Contract Reserve Fund. Funds in the Corridor Contract Reserve Fund will be invested in The Bank of New York cash reserves. Any net investment earnings will be retained in the Corridor Contract Reserve Fund until withdrawn upon the earliest of (i) the Distribution Date in February 2017, following the distribution of any amounts in the Corridor Contract Reserve Fund, (ii) the reduction of the aggregate Class Certificate Balance of the LIBOR Certificates to zero and (iii) the termination of the pooling and servicing agreement. Any losses incurred in the Corridor Contract Reserve Fund in respect of the investment will be charged against amounts on deposit in the Corridor Contract Reserve Fund (or the investments) immediately as realized. The trustee, on behalf of the Supplemental Interest Trust, will not be liable for the amount of any loss incurred in respect of any investment or lack of investment of funds held in the Corridor Contract Reserve Fund and made in accordance with the pooling and servicing agreement.

FEES AND EXPENSES

     The following summarizes the related fees and expenses to be paid from the assets of the issuing entity and the source of payments for the fees and expenses:

TYPE / RECIPIENT (1)               AMOUNT                GENERAL PURPOSE             SOURCE (2)               FREQUENCY
--------------------   ------------------------------   ----------------   ------------------------------   ------------
FEES

Master Servicing Fee   One-twelfth of the Stated        Compensation       Amounts on deposit in the             Monthly
/ Master Servicer      Principal Balance of each                           Certificate Account
                       Mortgage Loan multiplied by                         representing payments of
                       the Master Servicing Fee Rate                       interest and application of
                       (3)                                                 liquidation proceeds with
                                                                           respect to that Mortgage Loan.

                       -    Prepayment Interest         Compensation       Interest paid by obligors with        Monthly
                            Excess                                         respect to certain prepayments
                                                                           on the Mortgage Loans

                       -    All late payment fees,      Compensation       Payments made by obligors with   Time to time
                            assumption fees and other                      respect to the Mortgage Loans
                            similar charges
                            (excluding prepayment
                            charges)

                       -    All investment income       Compensation       Investment income related to          Monthly
                            earned on amounts on                           the Certificate Account and
                            deposit in the                                 the Distribution Account
                            Certificate Account and
                            Distribution Account

                       -    Excess Proceeds (4)         Compensation       Liquidation proceeds and         Time to time
                                                                           Subsequent Recoveries

Trustee Fee (the       One-twelfth of the Trustee Fee   Compensation       Amounts on deposit in the             Monthly
"TRUSTEE FEE") /       Rate multiplied by the                              Certificate Account or the
Trustee                aggregate Stated Principal                          Distribution Account
                       Balance of the outstanding
                       Mortgage Loans (5)

EXPENSES

Insured expenses /     Expenses incurred by the         Reimbursement of   To the extent the expenses are   Time to time
Master Servicer        master servicer                  Expenses           covered by an insurance policy
                                                                           with respect to the Mortgage
                                                                           Loan

Servicing Advances /   To the extent of funds           Reimbursement of   With respect to each Mortgage    Time to time
Master Servicer        available, the amount of any     Expenses           Loan, late recoveries of the
                       Servicing Advances                                  payments of the costs and
                                                                           expenses, liquidation
                                                                           proceeds, Subsequent
                                                                           Recoveries, purchase proceeds
                                                                           or repurchase proceeds for
                                                                           that Mortgage Loan (6)

Indemnification        Amounts for which the sellers,    Indemnification   Amounts on deposit on the             Monthly
expenses / the         the master servicer and                             Certificate Account
sellers, the master    depositor are entitled to
servicer and the       indemnification (7)
depositor

----------
(1) If the trustee succeeds to the position of master servicer, it will be entitled to receive the same fees and expenses of the master servicer described in this free writing prospectus. Any increase in the fees and expenses described in this free writing prospectus would require an amendment to the pooling and servicing agreement.

(2) Unless otherwise specified, the fees and expenses shown in this table are paid (or retained by the master servicer in the case of amounts owed to the master servicer) prior to distributions on the certificates.

(3) The Master Servicing Fee Rate for each Mortgage Loan will equal 0.375% per annum. The amount of the monthly servicing fee is subject to adjustment with respect to Mortgage Loans that are prepaid in full.

(4) "EXCESS PROCEEDS" with respect to a liquidated Mortgage Loan means the amount, if any, by which the sum of any net liquidation proceeds and Subsequent Recoveries exceed the sum of (i) the unpaid principal balance of the Mortgage Loan plus (ii) accrued interest on the Mortgage Loan at the Mortgage Rate during each Due Period as to which interest was not paid or advanced on the Mortgage Loan.

(5)  The "TRUSTEE FEE RATE" is equal to 0.009% per annum.

(6) Reimbursement of Servicing Advances for a Mortgage Loan is limited to the late recoveries of the payments of the costs and expenses, liquidation proceeds, Subsequent Recoveries, purchase proceeds or repurchase proceeds for that Mortgage Loan.

(7) Each of the sellers, the master servicer, and the depositor are entitled to indemnification of certain expenses.

DISTRIBUTIONS

     Distributions on the certificates will be made by the trustee on the 25th day of each month or, if that day is not a business day, on the first business day thereafter, commencing in March 2007 (each, a "DISTRIBUTION DATE"), to the persons in whose names the certificates are registered at the close of business on the applicable Record Date. The "RECORD DATE" for the LIBOR Certificates and any Distribution Date will be the business day immediately preceding that Distribution Date, or if the LIBOR Certificates are no longer book-entry certificates, the Record Date will be the last business day of the calendar month preceding the month of that Distribution Date. For the Class A-R and Class X Certificates, the Record Date for the first Distribution Date will be the closing date and for any other Distribution Date will be the last business day of the calendar month immediately prior to the month in which that Distribution Date occurs.

     Distributions will be made by check mailed to the address of the person entitled thereto as it appears on the applicable certificate register or, in the case of any certificateholder who holds a notional amount certificate or 100% of a class of certificates or who holds certificates with an aggregate initial certificate balance of $1,000,000 or more and who has so notified the trustee in writing in accordance with the pooling and servicing agreement, by wire transfer in immediately available funds to the account of the certificateholder at a bank or other depository institution having appropriate wire transfer facilities; provided, however, that the final distribution in retirement of the certificates will be made only upon presentation and surrender of the certificates at the corporate trust office of the trustee.

     On each Distribution Date, the trustee will withdraw all prepayment charges in the Distribution Account and then distribute them to the applicable class of Class P Certificates.

     The "INTEREST REMITTANCE AMOUNT" for any Distribution Date and Loan Group or Sub-Loan Group is equal to:

          (a) the sum, without duplication, of:

               (1) all scheduled interest on the Mortgage Loans in that Loan Group or Sub-Loan Group due on the related Due Date that are received on or prior to the related Determination Date, less the related Master Servicing Fees and any payments made in respect of premiums on lender paid insurance Mortgage Loans,

               (2) all interest on prepayments on the Mortgage Loans in that Loan Group or Sub-Loan Group, other than Prepayment Interest Excess,

               (3) all advances relating to interest in respect of the Mortgage Loans in that Loan Group or Sub-Loan Group,

               (4) amounts paid by the master servicer in respect of Compensating Interest for that Loan Group or Sub-Loan Group, and

               (5) liquidation proceeds on the Mortgage Loans in that Loan Group or Sub-Loan Group received during the related Prepayment Period (to the extent such liquidation proceeds relate to interest), minus

          (b) all non-recoverable advances in respect of the Mortgage Loans in that Loan Group or Sub-Loan Group relating to interest and certain expenses reimbursed since the prior Due Date.

     The "PRINCIPAL REMITTANCE AMOUNT" for any Distribution Date and Loan Group or Sub-Loan Group is equal to:

          (a) the sum, without duplication, of:

               (1) the principal portion of the regular monthly payment collected or advanced on the Mortgage Loans in that Loan Group or Sub-Loan Group with respect to the related Due Date,

               (2) prepayments on the Mortgage Loans in that Loan Group or Sub-Loan Group collected in the related Prepayment Period,

               (3) the Stated Principal Balance of each Mortgage Loan in that Loan Group or Sub-Loan Group that was repurchased by a seller or purchased by the master servicer with respect to that Distribution Date,

               (4) any Substitution Adjustment Amounts in respect of Mortgage Loans in that Loan Group or Sub-Loan Group, and

               (5) all liquidation proceeds in respect of Mortgage Loans in that Loan Group or Sub-Loan Group (to the extent such liquidation proceeds related to principal) and all Subsequent Recoveries in respect of Mortgage Loans in that Loan Group or Sub-Loan Group received during the related Prepayment Period, minus

          (b) all non-recoverable advances relating to principal on the Mortgage Loans in that Loan Group or Sub-Loan Group and certain expenses reimbursed since the prior Due Date.

     "PREPAYMENT INTEREST EXCESS" means with respect to any Mortgage Loan and principal prepayment received by the master servicer from the first day through the fifteenth day of any calendar month (other than the calendar month in which the cut-off date occurs), all amounts paid by the related borrower and retained by the master servicer in respect of interest on such principal prepayment.

INTEREST

     For any Distribution Date, the "ACCRUAL PERIOD" for (x) the LIBOR Certificates will be the period commencing on the Distribution Date in the month prior to the month in which that Distribution Date occurs (or, in the case of the first Distribution Date, February 28, 2007) and ending on day immediately prior to that Distribution Date and (y) the Class X Certificates will be the calendar month preceding the month of that Distribution Date.

     Interest Entitlement. Interest on the LIBOR Certificates will be calculated on the basis of a 360-day year and the actual number of days that elapsed in that Accrual Period. Interest on the Class X Certificates will be calculated on the basis of a 360 day year divided into twelve 30 day months.

     The "INTEREST FUNDS" for any Distribution Date and Loan Group or Sub-Loan Group are equal to the Interest Remittance Amount for that Loan Group or Sub-Loan Group minus the related portion of the Trustee Fee for such Distribution Date.

     "CURRENT INTEREST," with respect to each class of offered certificates (other than the Class A-R Certificates) and each Distribution Date is the interest accrued at the applicable Pass-Through Rate for the applicable Accrual Period on the Class Certificate Balance or notional amount, as applicable, of such class immediately prior to such Distribution Date.

     "INTEREST CARRY FORWARD AMOUNT," with respect to each class of offered certificates (other than the Class A-R Certificates) and each Distribution Date, is the excess of:

          (a) Current Interest for such class with respect to prior Distribution Dates, over

          (b) the amount actually distributed to such class with respect to interest on prior Distribution Dates.

     PASS-THROUGH RATES. The classes of certificates will have the respective pass through rates described below (each, a "PASS-THROUGH RATE").

     LIBOR Certificates

     The Pass-Through Rate with respect to each Accrual Period and each class of LIBOR Certificates will be a per annum rate equal to the lesser of:

          (1) the sum of (a) One-Month LIBOR for such Accrual Period and (b) the Pass-Through Margin for such class and Accrual Period, and

          (2) the related Net Rate Cap for such class and such Distribution
     Date.

     Class X Certificates

     The Pass-Through Rate with respect to each Accrual Period and the Class X Certificates will be a per annum rate equal to the lesser of:

          (1) 2.00%; and

          (2) the related Net Rate Cap for such class and such Distribution
     Date.

     The "PASS-THROUGH MARGIN" for each class of LIBOR Certificates is as follows:

CLASS OF CERTIFICATES              PASS-THROUGH MARGIN
---------------------              -------------------
                                       (1)     (2)
                                      -----   -----
Class 1-A-1 ....................      0.140%  0.280%
Class 1-A-2 ....................      0.180%  0.360%
Class 1-A-3 ....................      0.210%  0.420%
Class 2-A-1 ....................      0.140%  0.280%
Class 2-A-2 ....................      0.180%  0.360%
Class 2-A-3 ....................      0.210%  0.420%
Class M-1 ......................      0.310%  0.465%
Class M-2 ......................      0.370%  0.555%
Class M-3 ......................      0.400%  0.600%
Class M-4 ......................      0.500%  0.750%
Class M-5 ......................      0.550%  0.825%
Class M-6 ......................      0.600%  0.900%
Class M-7 ......................      1.050%  1.575%
Class M-8 ......................      1.400%  2.100%
Class M-9 ......................      1.750%  2.625%
Class M-10 .....................      1.750%  2.625%

----------
(1) For the Accrual Period related to any Distribution Date occurring on or prior to the Optional Termination Date.

(2) For the Accrual Period related to any Distribution Date occurring after the Optional Termination Date.

     Class A-R, Class P and Class C Certificates.

     The Class A-R, Class 1-P, Class 2-P and Class C Certificates do not have a Pass-Through Rate.

     "ADJUSTED NET MORTGAGE RATE," with respect to each Mortgage Loan and any Distribution Date is equal to the Mortgage Rate on that Mortgage Loan as of the Due Date related to that Distribution Date minus the Expense Fee Rate.

     "WEIGHTED AVERAGE ADJUSTED NET MORTGAGE RATE," for any Distribution Date and Loan Group or Sub-Loan Group is the average of the Adjusted Net Mortgage Rate of each Mortgage Loan in that Loan Group or Sub-Loan Group, weighted on the basis of its Stated Principal Balance as of the Due Date occurring in the month preceding the month of that Distribution Date (after giving effect to principal prepayments in the Prepayment Period related to that prior Due Date).

     "AVAILABLE FUNDS" for any Distribution Date and Loan Group or Sub-Loan Group is equal to the sum of (a) Interest Funds for that Loan Group or Sub-Loan Group and Distribution Date and (b) the Principal Remittance Amount for such Loan Group or Sub-Loan Group and Distribution Date.

     "AVAILABLE FUNDS RATE CAP" for any Distribution Date and the following classes of certificates is:

     - with respect to the Class X Certificates, the product, expressed as a percentage, of:

          (a) the sum of Available Funds for Sub-Loan Group X-1 and Sub-Loan Group X-2, and

          (b) a fraction, the numerator of which is 12 and the denominator of which is the aggregate Stated Principal Balance of the Mortgage Loans in Sub-Loan Group X-1 and Sub-Loan Group X-2 as of the Due Date occurring in the month preceding the month of that Distribution Date (after giving effect to principal prepayments in the Prepayment Period related to that prior Due Date); and

     - with respect to the LIBOR Certificates, the product, expressed as a percentage, of:

          (a)  the sum of Available Funds for both Loan Groups, and

          (b) a fraction, the numerator of which is 12 and the denominator of which is the aggregate Stated Principal Balance of the Mortgage Loans as of the Due Date occurring in the month preceding the month of that Distribution Date (after giving effect to principal prepayments in the Prepayment Period related to that prior Due
               Date).

     The "NET RATE CAP" for each Distribution Date and the following classes of certificates will equal:

     -    with respect to the Class X Certificates, the lesser of:

          (a) the Weighted Average Adjusted Net Mortgage Rate on the Mortgage Loans in Sub-Loan Group X-1 and Sub-Loan Group X-2 as of the Due Date in the prior calendar month (after giving effect to principal prepayments received in the Prepayment Period related to that prior Due Date), and

          (b)  the related Available Funds Rate Cap; and

     -    with respect to the LIBOR Certificates, the product of:

          (a)  the excess, if any, of

               (i)  the lesser of:

                    (A) the Weighted Average Adjusted Net Mortgage Rate on the Mortgage Loans as of the Due Date in the prior calendar month (after giving effect to principal prepayments received in the Prepayment Period related to that prior Due Date), and

                    (B)  the related Available Funds Rate Cap, over

               (ii) the product of:

                    (A) the interest accrued on the Class X Certificates during the related Accrual Period, and

                    (B) a fraction, the numerator of which is 12 and the denominator of which is the aggregate Stated Principal Balance of the Mortgage Loans as of the Due Date occurring in the month preceding the month of that Distribution Date (after giving effect to principal prepayments in the Prepayment Period related to that prior Due Date), and

          (b) a fraction, the numerator of which is 30, and the denominator of which is the actual number of days that elapsed in the related Accrual Period.

     The "NET RATE CARRYOVER" for each class of LIBOR Certificates on any Distribution Date will equal the sum of:

          (a)  the excess, if any, of:

               (i) the amount of interest that such class would have accrued for such Distribution Date had the Pass-Through Rate for that class and the related Accrual Period not been calculated based on the related Net Rate Cap, over

               (ii) the amount of interest such class accrued on such
                    Distribution Date based on the Net Rate Cap, and

          (b) the unpaid portion of any such excess from prior Distribution Dates (and interest accrued thereon at the then applicable Pass-Through Rate, without giving effect to the Net Rate Cap).

DEFERRED INTEREST

     With respect to each Mortgage Loan and each related Due Date, "DEFERRED INTEREST" will be the excess, if any, of the amount of interest accrued on such Mortgage Loan from the preceding Due Date to such Due Date over the monthly payment due for such Due Date. Such excess may occur because the mortgage rates of the Mortgage Loans adjust monthly, while the monthly payment generally adjusts annually, or as a result of the application of the Payment Caps, in either case, resulting in negative amortization.

THE CORRIDOR CONTRACTS AND THE CORRIDOR FLOOR CONTRACT

     The LIBOR Certificates will have the benefit of two interest rate corridor contracts ("CORRIDOR CONTRACT 1" and "CORRIDOR CONTRACT 2", and, together, the "CORRIDOR CONTRACTS") and an interest rate corridor floor contract (the "CORRIDOR FLOOR CONTRACT" and, together with the Corridor Contracts, the "DERIVATIVE CONTRACTS"). The Derivative Contracts will be assets of a separate trust (the "SUPPLEMENTAL INTEREST TRUST") created under the pooling and servicing agreement for the benefit of the LIBOR Certificates. Each Derivative Contract will be evidenced by a confirmation between Swiss Re Financial Products Corporation (the "COUNTERPARTY") and The Bank of New York, as supplemental interest trustee (in such capacity, the "SUPPLEMENTAL INTEREST TRUSTEE." The obligations of the Counterparty under each Derivative Contract will be fully and unconditionally guaranteed by Swiss Reinsurance Company (the "GUARANTOR)" pursuant to a guaranty (a "GUARANTY") in favor of the supplemental interest trustee.

     Pursuant to the terms of each Derivative Contract, the terms of an ISDA Master Agreement were incorporated into each confirmation, as if such an ISDA Master Agreement had been executed by the supplemental interest trustee and the Counterparty on the date that such confirmation was executed. Additionally, each confirmation incorporates the terms of a Credit Support Annex (the "CREDIT SUPPORT ANNEX") between the supplemental interest trustee and the Counterparty. The Derivative Contracts are subject to certain ISDA definitions, as published by the International Swaps and Derivatives Association, Inc.

     Beginning with the Distribution Date in March 2007 and on each subsequent Distribution Date up to and including the Distribution Date in December 2016 (the "CORRIDOR CONTRACT 1 TERMINATION DATE"), the amount payable by the Counterparty under Corridor Contract 1 will equal the product of:

     (i) the excess, if any, of (x) the lesser of (A) One-Month LIBOR (as determined by the Counterparty) and (B) the related Corridor Contract 1 Ceiling Rate for such Distribution Date over (y) the related Corridor Contract 1 Strike Rate for such Distribution Date; and

     (ii) the applicable Corridor Contract 1 Notional Balance for such Distribution Date, and

     (iii) the actual number of days in the related accrual period, divided by 360.

     The "CORRIDOR CONTRACT 1 NOTIONAL BALANCE", the "CORRIDOR CONTRACT 1 STRIKE RATE" and the "CORRIDOR CONTRACT 1 CEILING RATE" are as described in the following table:

                                CORRIDOR                          CORRIDOR
                               CONTRACT 1          CORRIDOR      CONTRACT 1
         MONTH OF           NOTIONAL BALANCE      CONTRACT 1       CEILING
    DISTRIBUTION DATE              ($)         STRIKE RATE (%)    RATE (%)
    -----------------       ----------------   ---------------   ----------
March 2007 ..............   1,137,052,000.00        5.3300          5.3700
April 2007 ..............   1,132,835,393.22        5.3400          5.3700
May 2007 ................   1,128,307,094.80        5.3500          5.3700
June 2007 ...............   1,122,051,253.70        5.3600          5.3700
July 2007 ...............   1,113,973,214.98        5.3600          5.3700
August 2007 .............   1,103,857,757.79        5.3600          5.3700
September 2007 ..........   1,091,696,657.88        5.3600          5.3700
October 2007 ............   1,077,618,426.65        5.3600          5.3700
November 2007 ...........   1,061,569,480.04        5.3600          5.3700
December 2007 ...........   1,043,581,731.27        5.3600          5.3700
January 2008 ............   1,023,704,632.87        5.3500          5.3700
February 2008 ...........   1,001,977,807.32        5.3500          5.3700
March 2008 ..............     974,050,749.50        5.3100          5.3700
April 2008 ..............     948,951,096.34        5.3100          5.3700
May 2008 ................     922,343,312.13        5.3100          5.3700
June 2008 ...............     894,403,996.05        5.3100          5.3700
July 2008 ...............     865,335,944.54        5.3100          5.3700
August 2008 .............     835,604,402.10        5.3100          5.3700
September 2008 ..........     800,938,664.49        5.3100          5.3700
October 2008 ............     772,456,687.84        5.3100          5.3700
November 2008 ...........     745,738,793.73        5.3000          5.3700
December 2008 ...........     719,958,670.63        5.3100          5.3700
January 2009 ............     695,083,948.02        5.2800          5.3700
February 2009 ...........     671,064,384.52        5.2800          5.3700
March 2009 ..............     642,408,656.78        5.2900          5.3700
April 2009 ..............     619,317,181.75        5.2800          5.3700
May 2009 ................     597,711,570.18        5.2800          5.3700
June 2009 ...............     577,206,072.69        5.2800          5.3700
July 2009 ...............     557,440,613.42        5.2900          5.3700
August 2009 .............     538,390,064.58        5.2900          5.3700
September 2009 ..........     510,187,219.95        5.2900          5.3700
October 2009 ............     492,057,706.21        6.9800          8.3100
November 2009 ...........     474,583,760.00        6.9300          8.3700

                                CORRIDOR                          CORRIDOR
                               CONTRACT 1          CORRIDOR      CONTRACT 1
         MONTH OF           NOTIONAL BALANCE      CONTRACT 1       CEILING
    DISTRIBUTION DATE              ($)         STRIKE RATE (%)    RATE (%)
    -----------------       ----------------   ---------------   ----------
December 2009 ...........     457,738,291.66        7.0500          8.4300
January 2010 ............     441,500,556.44        7.0800          8.5000
February 2010 ...........     425,827,838.37        7.0700          8.5600
March 2010 ..............     400,404,836.56        7.1100          8.6200
April 2010 ..............     386,151,590.69        7.1200          8.6200
May 2010 ................     372,998,082.93        7.2300          8.6200
June 2010 ...............     360,320,357.10        7.2300          8.6200
July 2010 ...............     348,095,659.72        7.3500          8.6200
August 2010 .............     336,307,995.07        7.2900          8.6200
September 2010 ..........     317,345,321.01        7.4100          8.6200
October 2010 ............     306,084,555.41        7.4800          8.6200
November 2010 ...........     295,256,976.35        7.4400          8.6200
December 2010 ...........     284,771,461.91        7.5200          8.6200
January 2011 ............     274,684,121.18        7.6100          8.6200
February 2011 ...........     264,953,631.82        7.5900          8.6200
March 2011 ..............     249,029,870.56        7.6900          8.6200
April 2011 ..............     240,340,499.06        7.5700          8.6200
May 2011 ................     231,982,126.45        7.6300          8.6200
June 2011 ...............     223,935,193.17        7.6900          8.6200
July 2011 ...............     216,182,095.13        7.7100          8.6200
August 2011 .............     208,696,702.92        7.7100          8.6200
September 2011 ..........     194,966,604.76        7.8500          8.6200
October 2011 ............     188,260,305.35        7.8600          8.6200
November 2011 ...........     181,754,725.13        7.8700          8.6200
December 2011 ...........     175,443,863.66        7.8800          8.6200
January 2012 ............     169,342,752.30        7.8900          8.6200
February 2012 ...........     163,458,698.80        7.9000          8.6200
March 2012 ..............     149,182,212.96        7.9000          8.6200
April 2012 ..............     143,885,286.11        7.9000          8.6200
May 2012 ................     138,792,211.29        6.8500          7.4600
June 2012 ...............     133,900,432.44        6.9000          7.6010
July 2012 ...............     129,208,504.82        6.9000          7.7500
August 2012 .............     124,707,675.54        6.9000          7.8940
September 2012 ..........     112,911,571.07        6.9000          8.0240
October 2012 ............     108,993,479.81        6.9000          8.1780
November 2012 ...........     105,235,582.12        7.0000          8.3170
December 2012 ...........     101,628,358.89        7.0300          8.4470
January 2013 ............      98,164,417.67        7.0600          8.5810
February 2013 ...........      94,830,006.19        7.0900          8.7040
March 2013 ..............      86,002,020.65        7.1200          8.8360
April 2013 ..............      83,065,927.86        7.1500          8.9610
May 2013 ................      80,249,035.22        7.1800          9.0760
June 2013 ...............      77,544,345.60        7.1100          9.1920
July 2013 ...............      74,947,031.36        7.1400          9.2960
August 2013 .............      72,451,961.40        7.1700          9.3940
September 2013 ..........      66,052,637.61        7.2000          9.4870
October 2013 ............      63,759,174.96        7.2300          9.5670
November 2013 ...........      61,552,950.60        7.2600          9.6590
December 2013 ...........      59,429,834.51        7.2600          9.7490
January 2014 ............      57,386,550.06        7.2600          9.8100
February 2014 ...........      55,419,558.57        7.2600          9.8720
March 2014 ..............      50,749,106.74        7.2600          9.9410
April 2014 ..............      48,918,310.36        7.2600          9.9970
May 2014 ................      47,157,711.66        7.2600         10.0390
June 2014 ...............      45,464,647.44        7.2600         10.0880
July 2014 ...............      43,836,534.84        7.2600         10.1050
August 2014 .............      42,270,891.57        7.2600         10.1300
September 2014 ..........      40,765,324.18        7.2600         10.1500

                                CORRIDOR                          CORRIDOR
                               CONTRACT 1          CORRIDOR      CONTRACT 1
         MONTH OF           NOTIONAL BALANCE      CONTRACT 1       CEILING
    DISTRIBUTION DATE              ($)         STRIKE RATE (%)    RATE (%)
    -----------------       ----------------   ---------------   ----------
October 2014 ............      39,317,538.31        7.2600         10.1460
November 2014 ...........      37,925,323.39        7.2600         10.1580
December 2014 ...........      36,586,402.74        7.2600         10.1530
January 2015 ............      35,298,859.55        7.2600         10.1370
February 2015 ...........      34,060,684.84        7.2600         10.1090
March 2015 ..............      32,869,987.08        7.2600         10.0890
April 2015 ..............      31,725,004.63        7.2800         10.0600
May 2015 ................      30,624,022.44        7.2700         10.0240
June 2015 ...............      29,565,356.19        7.2700          9.9750
July 2015 ...............      28,547,385.80        7.2700          9.9310
August 2015 .............      27,568,553.06        7.2700          9.8800
September 2015 ..........      26,627,359.05        7.2700          9.8090
October 2015 ............      25,722,362.16        7.2700          9.7240
November 2015 ...........      24,852,175.88        7.2700          9.6340
December 2015 ...........      24,015,466.70        7.2700          9.5530
January 2016 ............      23,210,951.76        7.2700          9.4550
February 2016 ...........      22,437,397.73        7.2700          9.3580
March 2016 ..............      21,693,615.68        7.2700          9.2660
April 2016 ..............      20,978,464.58        7.2700          9.1540
May 2016 ................      20,290,848.81        7.2700          9.0490
June 2016 ...............      19,629,712.85        7.2700          8.9330
July 2016 ...............      18,994,040.96        7.2700          8.8240
August 2016 .............      18,382,856.63        7.2700          8.7030
September 2016 ..........      17,795,220.19        7.2700          8.5660
October 2016 ............      17,230,228.20        7.2700          8.4410
November 2016 ...........      16,687,012.12        7.2700          8.3170
December 2016 ...........      16,164,739.27        7.2700          8.1930
January 2017 and
   thereafter ...........               0.00        0.0000          0.0000

     Beginning with the Distribution Date in March 2007 and on each subsequent Distribution Date up to and including the Distribution Date in August 2011 (the "CORRIDOR CONTRACT 2 TERMINATION DATE"), the amount payable by the Counterparty under Corridor Contract 2 will equal the product of:

     (i) the excess, if any, of (x) the lesser of (A) One-Month LIBOR (as determined by the Counterparty) and (B) the related Corridor Contract 2 Ceiling Rate for such Distribution Date over (y) the related Corridor Contract 2 Strike Rate for such Distribution Date; and

     (ii) the applicable Corridor Contract 2 Notional Balance for such Distribution Date, and

     (iii) the actual number of days in the related accrual period, divided by 360.

     The "CORRIDOR CONTRACT 2 NOTIONAL BALANCE", the "CORRIDOR CONTRACT 2 STRIKE RATE" and the "CORRIDOR CONTRACT 2 CEILING RATE" are as described in the following table:

                                CORRIDOR                          CORRIDOR
                               CONTRACT 2          CORRIDOR      CONTRACT 2
         MONTH OF           NOTIONAL BALANCE      CONTRACT 2       CEILING
    DISTRIBUTION DATE              ($)         STRIKE RATE (%)    RATE (%)
    -----------------       ----------------   ---------------   ----------
March 2007 ..............   1,137,052,000.00        5.3800          5.9100
April 2007 ..............   1,132,835,393.22        5.4600          6.1100
May 2007 ................   1,128,307,094.80        5.5800          6.1100
June 2007 ...............   1,122,051,253.70        5.7100          6.2100
July 2007 ...............   1,113,973,214.98        5.8100          6.4400
August 2007 .............   1,103,857,757.79        6.0200          6.6800

                                CORRIDOR                          CORRIDOR
                               CONTRACT 2          CORRIDOR      CONTRACT 2
         MONTH OF           NOTIONAL BALANCE      CONTRACT 2       CEILING
    DISTRIBUTION DATE              ($)         STRIKE RATE (%)    RATE (%)
    -----------------       ----------------   ---------------   ----------
September 2007 ..........   1,091,696,657.88        6.1900          6.9400
October 2007 ............   1,077,618,426.65        6.3500          7.2000
November 2007 ...........   1,061,569,480.04        6.5400          7.4600
December 2007 ...........   1,043,581,731.27        6.7300          7.7200
January 2008 ............   1,023,704,632.87        6.8700          7.9600
February 2008 ...........   1,001,977,807.32        7.0100          8.2100
March 2008 ..............     974,050,749.50        7.1100          8.4500
April 2008 ..............     948,951,096.34        7.2100          8.7200
May 2008 ................     922,343,312.13        7.3100          8.9400
June 2008 ...............     894,403,996.05        7.3800          9.1800
July 2008 ...............     865,335,944.54        7.4500          9.4200
August 2008 .............     835,604,402.10        7.5200          9.6200
September 2008 ..........     800,938,664.49        7.5900          9.8100
October 2008 ............     772,456,687.84        7.6600          9.9800
November 2008 ...........     745,738,793.73        7.7600         10.1500
December 2008 ...........     719,958,670.63        7.8600         10.3000
January 2009 ............     695,083,948.02        7.9600         10.4500
February 2009 ...........     671,064,384.52        8.0600         10.5700
March 2009 ..............     642,408,656.78        8.1600         10.6800
April 2009 ..............     619,317,181.75        8.2600         10.7700
May 2009 ................     597,711,570.18        8.3600         10.8700
June 2009 ...............     577,206,072.69        8.4600         10.9200
July 2009 ...............     557,440,613.42        8.5600         10.9800
August 2009 .............     538,390,064.58        8.6600         11.0000
September 2009 ..........     510,187,219.95        8.7600         11.0400
October 2009 ............     492,057,706.21        8.8600         11.0600
November 2009 ...........     474,583,760.00        8.9600         11.0700
December 2009 ...........     457,738,291.66        9.0600         11.0600
January 2010 ............     441,500,556.44        9.1600         11.0500
February 2010 ...........     425,827,838.37        9.2600         11.0200
March 2010 ..............     400,404,836.56        9.2600         11.0000
April 2010 ..............     386,151,590.69        9.2700         10.9600
May 2010 ................     372,998,082.93        9.2800         10.9300
June 2010 ...............     360,320,357.10        9.2900         10.8900
July 2010 ...............     348,095,659.72        9.3000         10.8500
August 2010 .............     336,307,995.07        9.3100         10.8000
September 2010 ..........     317,345,321.01        9.3200         10.7300
October 2010 ............     306,084,555.41        9.3300         10.6400
November 2010 ...........     295,256,976.35        9.3400         10.5600
December 2010 ...........     284,771,461.91        9.3500         10.4500
January 2011 ............     274,684,121.18        9.3600         10.3500
February 2011 ...........     264,953,631.82        9.3700         10.2300
March 2011 ..............     249,029,870.56        9.3700         10.0900
April 2011 ..............     240,340,499.06        9.3700          9.9300
May 2011 ................     231,982,126.45        9.3700          9.7700
June 2011 ...............     223,935,193.17        9.4200          9.5900
July 2011 ...............     216,182,095.13        9.2500          9.4200
August 2011 .............     208,696,702.92        9.0600          9.2300
September 2011 and
   thereafter ...........               0.00        0.0000          0.0000

     Beginning with the Distribution Date in March 2007 and on each subsequent Distribution Date up to and including the Distribution Date in August 2008 (the "CORRIDOR FLOOR CONTRACT TERMINATION DATE"), the amount payable by the Counterparty under the Corridor Floor Contract will equal the product of:

     (i) the excess, if any, of (x) the related Corridor Floor Contract Strike Rate for such Distribution Date over (y) the greater of (A) One-Month LIBOR (as determined by the Counterparty) and (B) the related Corridor Floor Contract Floor Rate for such Distribution Date,

     (ii) the applicable Corridor Floor Contract Notional Balance for such Distribution Date, and

     (iii) the actual number of days in the related accrual period, divided by 360..

     The "CORRIDOR FLOOR CONTRACT NOTIONAL BALANCE", the "CORRIDOR FLOOR CONTRACT STRIKE RATE" and the "CORRIDOR FLOOR CONTRACT FLOOR RATE" are as described in the following table:

                             CORRIDOR FLOOR
                                CONTRACT        CORRIDOR FLOOR   CORRIDOR FLOOR
         MONTH OF           NOTIONAL BALANCE       CONTRACT      CONTRACT FLOOR
    DISTRIBUTION DATE              ($)         STRIKE RATE (%)      RATE (%)
    -----------------       ----------------   ---------------   --------------
March 2007 ..............   1,137,052,000.00        5.2800           5.1700
April 2007 ..............   1,132,835,393.22        5.2700           5.0400
May 2007 ................   1,128,307,094.80        5.2400           4.9200
June 2007 ...............   1,122,051,253.70        5.1700           4.8100
July 2007 ...............   1,113,973,214.98        5.0900           4.7200
August 2007 .............   1,103,857,757.79        4.9500           4.6300
September 2007 ..........   1,091,696,657.88        4.8700           4.5500
October 2007 ............   1,077,618,426.65        4.7200           4.4800
November 2007 ...........   1,061,569,480.04        4.5600           4.4200
December 2007 ...........   1,043,581,731.27        4.4300           4.3600
January 2008 ............   1,023,704,632.87        4.4100           4.3300
February 2008 ...........   1,001,977,807.32        4.3500           4.2900
March 2008 ..............     974,050,749.50        4.2900           4.2500
April 2008 ..............     948,951,096.34        4.2500           4.2300
May 2008 ................     922,343,312.13        4.2300           4.2100
June 2008 ...............     894,403,996.05        4.2100           4.1900
July 2008 ...............     865,335,944.54        4.1900           4.1700
August 2008 .............     835,604,402.10        4.2100           4.1900
September 2008 and
   thereafter ...........               0.00         0.000            0.000

     The Corridor Contracts will never have amounts payable by the Counterparty at the same time that amounts are payable by the Counterparty on the Corridor Floor Contract.

     On each Distribution Date up to an including the related termination date of each Derivative Contract, amounts, if any, received under the Derivative Contracts by the supplemental interest trustee will be deposited in the Corridor Contract Reserve Fund.

     Prior to the Distribution Date in February 2010, if the Overcollateralized Amount has been reduced to zero on such Distribution Date, amounts, if any, on deposit in the Corridor Contract Reserve Fund will first be used to pay any remaining Current Interest and Interest Carry Forward Amounts on the LIBOR Certificates and then to restore and to maintain overcollateralization at the required level. Any remaining amounts on deposit (or all such amounts, if the Overcollateralized Amount is greater than zero on such Distribution Date) will be used to cover Net Rate Carryover on the LIBOR Certificates. Beginning with the Distribution Date in February 2010 and on each subsequent Distribution Date up to and including the Distribution Date in February 2017, amounts, if any, on deposit in the Corridor Contract Reserve Fund will first be used to pay any remaining Current Interest and Interest Carry Forward Amounts on the LIBOR Certificates and then to restore and maintain overcollateralization at the required level. Any remaining amounts on deposit will be used to cover Net Rate Carryover on the LIBOR Certificates. On any Distribution Date prior to the Distribution Date in February 2017, amounts, if any, on deposit in the Corridor Contract Reserve Fund in excess of the amounts distributed to the LIBOR Certificates as described in this paragraph will remain in the Corridor Contract Reserve Fund for distribution to the holders of the LIBOR Certificates on future Distribution Dates for the purposes described in this paragraph. On the Distribution Date in February 2017, following the distribution of any amounts in the Corridor Contract Reserve Fund, remaining amounts will be released to Banc of America Securities LLC and will not be available for payments on future Distribution Dates.

     Each Derivative Contract will be subject to early termination by the supplemental interest trustee if at any time an "event of default" under the applicable Derivative Contract occurs and is continuing with respect to the Counterparty (or any related guarantor, if applicable), in each case in accordance with the provisions of the applicable Derivative Contract. Events of default with respect to the Counterparty (or any related guarantor, if applicable) include the following:

          1. a failure to make a payment due under the applicable Derivative Contract, if such failure is not remedied on or before the first business day after notice of such failure is received,

          2. a failure to comply with or perform any non-payment agreement or obligation to be complied with or performed in accordance with the applicable Derivative Contract, if such failure is not remedied on or before the thirtieth day after notice of such failure is received,

          3. if the credit rating of the Counterparty falls below a required ratings threshold level established by S&P, Moody's and Fitch specified in the applicable Derivative Contract for 30 or more business days, a failure to post any collateral required in accordance with the Credit Support Annex if such failure is not remedied on or before the third business day after notice of such failure is received and certain other events involving the termination or repudiation of the Credit Support Annex prior to the satisfaction of all obligations under the applicable Derivative Contract,

          4. with respect to each Derivative Contract, the Counterparty (i) defaults under the other Derivative Contract, resulting in an early termination of the other Derivative Contract or (ii) disaffirms or repudiates the other Derivative Contract;

          5. a breach of certain representations of the Counterparty in the applicable Derivative Contract,

          6. (i) the occurrence or existence of a default, event of default or other similar condition or event in respect of the Counterparty under one or more agreements or instruments relating to indebtedness in an aggregate amount of not less 3% of the shareholders' equity of the Guarantor which has resulted in the acceleration or potential acceleration of such indebtedness or (ii) a default by the Counterparty under such agreement or instrument in making one or more payments on the due date thereof in an aggregate amount of not less than 3% of the shareholders' equity of the Guarantor (after giving effect to any applicable notice requirement or grace period),

          7. certain insolvency or bankruptcy events, and

          8. a merger by the Counterparty without an assumption of its obligations under the applicable Derivative Contract.

     Each Derivative Contract will be subject to early termination by the Counterparty due to an "event of default" of the supplemental interest trustee only in the limited event that the Counterparty is required to post collateral under the applicable Derivative Contract and the supplemental interest trustee fails to return any collateral to the Counterparty required to be returned under the Credit Support Annex if such failure is not remedied on or before the second business day after notice of such failure is received.

     Each Derivative Contract will also be subject to early termination by either the Counterparty or the supplemental interest trustee (or, in some cases, by both parties) if at any time a "TERMINATION EVENT" under the applicable Derivative Contract occurs and is continuing with respect to either party or both parties, in each case in accordance with the provisions of the applicable Derivative Contract. Termination events include the following:

          1. illegality (which generally relates to changes in law causing it to become unlawful for either party (or any related guarantor, in the case of the Counterparty) to perform its obligations under the applicable Derivative Agreement,

          2. a tax event (which generally relates to an amount being deducted or withheld for or on account of taxes with respect to a payment or the payment of an additional amount on account of an indemnifiable tax under the applicable Derivative Contract), and

          3. a tax event upon merger (which generally relates to an amount being deducted or withheld from a payment for or on account of taxes or the payment of an additional amount on account of an indemnifiable tax under the applicable Derivative Contract, in each case, resulting from a merger).

     Finally, each Derivative Contract will also be subject to early termination by the supplemental interest trustee if at any time an "ADDITIONAL TERMINATION EVENT" under the applicable Derivative Agreement occurs and is continuing with respect to the Counterparty, in each case in accordance with the provisions of the applicable Derivative Agreement:

          1. in the event that (i) the credit rating of the Counterparty (or any related guarantor) falls below an initial threshold level or a second, lower required ratings threshold level, each established by S&P, Moody's and Fitch and specified in the applicable Derivative Contract and (ii) the Counterparty fails to take the actions required under the applicable Derivative Contract, which in some cases includes posting collateral under the Credit Support Annex, and

          2. in the event of a failure by the Counterparty to deliver any information, report, certification or accountants' consent when and as required under the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT") and Item 1115(b)(1) or (b)(2) of Regulation AB with respect to certain reporting obligations of the depositor and the issuing entity, which continues unremedied for the time period provided in the applicable Derivative Contract, and the Counterparty fails to transfer the related contract at its sole cost and expense, in whole, but not in part, to a counterparty that (i) has agreed to deliver any information, report, certification or accountants' consent when and as required under the Exchange Act and Regulation AB with respect to certain reporting obligations of the depositor and the issuing entity, (ii) satisfies any counterparty credit rating requirement set forth in the applicable Derivative Contract and (iii) is approved by the depositor and the rating agencies.

     If any Derivative Contract is terminated early, the Counterparty may owe a termination payment, payable in a lump sum. Any termination payment received from the Counterparty will be paid to a replacement counterparty as consideration for entering into a replacement corridor contract or corridor floor contract, as applicable. In the event that no replacement counterparty can be procured, such termination payment will instead be paid to the supplemental interest trustee, and will be deposited by the supplemental interest trustee in the Corridor Contract Reserve Fund and applied on future Distribution Dates as described above until the Distribution Date in February 2017.

     The significance percentage for each Corridor Contract and the Corridor Floor Contract, and for all the Derivative Contracts taken in the aggregate, is less than 10%. The "SIGNIFICANCE PERCENTAGE" is the percentage that the significance estimate of each Derivative Contract represents of the aggregate Class Certificate Balance of the LIBOR Certificates. The "significance estimate" of each Derivative Contract is determined based on a reasonable good-faith estimate of the maximum probable exposure of each contract, made in substantially the same manner as that used in Countrywide Home Loans' internal risk management process in respect of similar instruments.

     The offered certificates do not represent an obligation of the Counterparty or the Guarantor. The holders of the offered certificates are not parties to or beneficiaries under the Corridor Contracts or the Corridor Floor Contract and will not have any right to proceed directly against the Counterparty in respect of its obligations under the Derivative Contracts.

     The Derivative Contracts and the related Guaranty for each Derivative Contract will be filed with the Securities and Exchange Commission as an Exhibit to a Current Report on Form 8-K after the closing date.

PRINCIPAL

     The "PRINCIPAL DISTRIBUTION AMOUNT," with respect to each Distribution Date, is the excess, if any, of:

          (i) the aggregate Class Certificate Balance of the certificates (other than the Class X Certificates) immediately prior to such Distribution Date, over

          (ii) the excess, if any, of (a) the aggregate Stated Principal Balance of the Mortgage Loans as of the Due Date occurring in the month of that Distribution Date (after giving effect to principal prepayments received in the related Prepayment Period), over (b) the Overcollateralization Target Amount for such Distribution Date.

     The "GROUP 1 PRINCIPAL DISTRIBUTION AMOUNT," with respect to each Distribution Date is equal to the product of (i) the lesser of (a) the Principal Distribution Amount and (b) the amount of Available Funds remaining after the distributions of Available Funds according to priorities (1) through (3) under "-- Distribution of Available Funds" below and (ii) a fraction, the numerator of which is the Principal Remittance Amount for Loan Group 1 for that Distribution Date and the denominator of which is the aggregate Principal Remittance Amount for both Loan Groups for that Distribution Date.

     The "GROUP 2 PRINCIPAL DISTRIBUTION AMOUNT," with respect to each Distribution Date is equal to the product of (i) the lesser of (a) the Principal Distribution Amount and (b) the amount of Available Funds remaining after the distributions of Available Funds according to priorities (1) through (3) under "-- Distribution of Available Funds" below and (ii) a fraction, the numerator of which is the Principal Remittance Amount for Loan Group 2 for that Distribution Date and the denominator of which is the aggregate Principal Remittance Amount for both Loan Groups for that Distribution Date.

     "STATED PRINCIPAL BALANCE" means for any Mortgage Loan and Due Date, the unpaid principal balance of the Mortgage Loan as of that Due Date, as specified in its amortization schedule at that time (before any adjustment to the amortization schedule for any moratorium or similar waiver or grace period), after giving effect to (i) the payment of principal due on that Due Date, irrespective of any delinquency in payment by the related borrower,

(ii) prepayments of principal and the principal portion of liquidation proceeds received with respect to that Mortgage Loan through the last day of the related Prepayment Period, (iii) any Deferred Interest added to the principal balance of that Mortgage Loan pursuant to the terms of the related mortgage note on or prior to that Due Date and (iv) any Deficient Valuation previously applied to reduce the unpaid principal balance of the Mortgage Loan. The Stated Principal Balance of a Liquidated Mortgage Loan is zero. The "POOL PRINCIPAL BALANCE" equals the aggregate of the Stated Principal Balances of the Mortgage Loans.

     "DEFICIENT VALUATION" means for any Mortgage Loan, a valuation by a court of competent jurisdiction of the mortgaged property in an amount less than the then-outstanding indebtedness under such Mortgage Loan, or any reduction in the amount of principal to be paid in connection with any scheduled payment that results in a permanent forgiveness of principal, which valuation or reduction results from an order of such court which is final and non-appealable in a proceeding under the federal bankruptcy code.

     "PREPAYMENT PERIOD" means, with respect to any Distribution Date and related Due Date, the period from the sixteenth day of the calendar month immediately preceding the month in which the Distribution Date occurs (or in the case of the first Distribution Date, from February 1, 2007) through the fifteenth day of the calendar month in which the Distribution Date occurs.

     "SENIOR PRINCIPAL DISTRIBUTION AMOUNT" for any Distribution Date, will equal the excess of:

     (1) the aggregate Class Certificate Balance of the Senior Certificates (other than the Class X Certificates) immediately prior to such Distribution Date, over

     (2) the lesser of (A) the product of (i) (x) 77.500% on any Distribution Date on or after the Stepdown Date and prior to the Distribution Date in March 2013 or (y) 82.000% on any Distribution Date on or after the Stepdown Date and on or after the Distribution Date in March 2013 and (ii) the aggregate Stated Principal Balance of the Mortgage Loans as of the Due Date in the month of that Distribution Date (after giving effect to principal prepayments received in the related Prepayment Period) and (B) the aggregate Stated Principal Balance of the Mortgage Loans as of the Due Date in the month of that Distribution Date (after giving effect to principal prepayments received in the related Prepayment Period) minus the OC Floor.

     The "GROUP 1 SENIOR PRINCIPAL DISTRIBUTION AMOUNT," with respect to each Distribution Date is equal to the product of (i) the lesser of (a) the Senior Principal Distribution Amount and (b) the amount of Available Funds remaining after the distributions of Available Funds according to priorities (1) through
(3) under "-- Distribution of Available Funds" below and (ii) a fraction, the numerator of which is the Principal Remittance Amount for Loan Group 1 for that Distribution Date and the denominator of which is the aggregate Principal Remittance Amount for both Loan Groups for that Distribution Date.

     The "GROUP 2 SENIOR PRINCIPAL DISTRIBUTION AMOUNT," with respect to each Distribution Date is equal to the product of (i) the lesser of (a) the Senior Principal Distribution Amount and (b) the amount of Available Funds remaining after the distributions of Available Funds according to priorities (1) through
(3) under "-- Distribution of Available Funds" below and (ii) a fraction, the numerator of which is the Principal Remittance Amount for Loan Group 2 for that Distribution Date and the denominator of which is the aggregate Principal Remittance Amount for both Loan Groups for that Distribution Date.

     "SUBORDINATED CLASS PRINCIPAL DISTRIBUTION AMOUNT" for any class of Subordinated Certificates and Distribution Date will equal the excess of:

     (1) the sum of:

          (a) the aggregate Class Certificate Balance of the Senior Certificates (other than the Class X Certificates) (after taking into account the distribution of the Senior Principal Distribution Amount for such Distribution Date),

          (b) the aggregate Class Certificate Balance of any class(es) of Subordinated Certificates that are senior to the subject class (in each case, after taking into account the distribution of the applicable Subordinated Class Principal Distribution Amount(s) for such more senior class(es) of certificates for such Distribution Date), and

          (c) the Class Certificate Balance of such class of Subordinated Certificates immediately prior to such Distribution Date, over

     (2) the lesser of (a) the product of (x) 100% minus the applicable Stepdown Target Subordination Percentage for the subject class of Subordinated Certificates for that Distribution Date and (y) the aggregate Stated Principal Balance of the Mortgage Loans as of the Due Date in the month of that Distribution Date (after giving effect to principal prepayments received in the related Prepayment Period) and (b) the aggregate Stated Principal Balance of the Mortgage Loans as of the Due Date in the month of that Distribution Date (after giving effect to principal prepayments received in the related Prepayment Period) minus the OC Floor;

provided, however, that if such class of Subordinated Certificates is the only class of Subordinated Certificates outstanding on such Distribution Date, that class will be entitled to receive the entire remaining Principal Distribution Amount until its Class Certificate Balance is reduced to zero.

     The "INITIAL TARGET SUBORDINATION PERCENTAGE" and "STEPDOWN TARGET SUBORDINATION PERCENTAGE" for each class of Subordinated Certificates will equal the respective percentages indicated in the following table:

                            Initial Target   Stepdown Target   Stepdown Target
                             Subordination    Subordination     Subordination
                              Percentage      Percentage (1)    Percentage (2)
                            --------------   ---------------   ---------------
Class M-1 ...............       7.250%           18.125%           14.500%
Class M-2 ...............       4.950%           12.375%            9.900%
Class M-3 ...............       4.250%           10.625%            8.500%
Class M-4 ...............       3.650%            9.125%            7.300%
Class M-5 ...............       3.150%            7.875%            6.300%
Class M-6 ...............       2.650%            6.625%            5.300%
Class M-7 ...............       2.150%            5.375%            4.300%
Class M-8 ...............       1.650%            4.125%            3.300%
Class M-9 ...............       1.150%            2.875%            2.300%
Class M-10 ..............       0.500%            1.250%            1.000%

----------
(1) For any Distribution Date occurring on or after the Distribution Date occurring in March 2010 and prior to the Distribution Date occurring in March 2013.

(2) For any Distribution Date occurring on or after the Distribution Date occurring in March 2013.

     The Initial Target Subordination Percentages will not be used to calculate distributions on the Subordinated Certificates, but rather are presented in order to provide a better understanding of the credit enhancement provided by the Subordinated Certificates and the related overcollateralization amount. The Initial Target Subordination Percentage for any class of Subordinated Certificates is equal to a fraction, expressed as a percentage, the numerator of which is equal to the aggregate initial Class Certificate Balance of any class(es) of certificates subordinate to the subject class plus the initial related Overcollateralization Target Amount and the denominator of which is equal to the sum of the aggregate Stated Principal Balance of the Mortgage Loans in the related Loan Group as of the cut-off date.

     "OC FLOOR" means an amount equal to 0.50% of the aggregate Stated Principal Balance of the Mortgage Loans as of the cut-off date.

     "OVERCOLLATERALIZATION TARGET AMOUNT" means with respect to any Distribution Date (a) prior to the Stepdown Date, an amount equal to 0.50% of the aggregate Stated Principal Balance of the Mortgage Loans as of the cut-off date and (b) on or after the Stepdown Date, the greater of (i) (x) for any Distribution Date on or after the

Stepdown Date but prior to the Distribution Date in March 2013, an amount equal to 1.25% of the aggregate Stated Principal Balance of the Mortgage Loans as of the Due Date in the month of that Distribution Date (after giving effect to principal prepayments received in the related Prepayment Period) and (y) for any Distribution Date on or after the Stepdown Date and on or after the Distribution Date in March 2013, an amount equal to 1.00% of the aggregate Stated Principal Balance of the Mortgage Loans as of the Due Date in the month of that Distribution Date (after giving effect to principal prepayments received in the related Prepayment Period) and (ii) the OC Floor;

provided, however, that if a Trigger Event is in effect on any Distribution Date, the Overcollateralization Target Amount will be the Overcollateralization Target Amount as in effect for the prior Distribution Date.

     "STEPDOWN DATE" is the earlier to occur of:

          (1) the Distribution Date after the Distribution Date on which the aggregate Class Certificate Balance of the Senior Certificates (other than the Class X Certificates) is reduced to zero, and

          (2) the later to occur of (x) the Distribution Date in March 2010 and
     (y) the first Distribution Date on which a fraction, the numerator of which is the excess of the aggregate Stated Principal Balance of the Mortgage Loans as of the Due Date in the month preceding the month in which that Distribution Date occurs (after giving effect to principal prepayments received in the Prepayment Period related to that Due Date) over the aggregate Class Certificate Balance of the Senior Certificates (other than the Class X Certificates) immediately prior to that Distribution Date, and the denominator of which is the aggregate Stated Principal Balance of the Mortgage Loans as of the Due Date in the month of the current Distribution Date (after giving effect to principal prepayments received in the Prepayment Period related to that Due Date) is greater than or equal to (a) 22.500% on any Distribution Date prior to the Distribution Date in March 2013 and (b) 18.000% on any Distribution Date on or after the Distribution Date in March 2013.

     A "TRIGGER EVENT" is in effect with respect to any Distribution Date on or after the Stepdown Date if either a Delinquency Trigger Event is in effect with respect to that Distribution Date or a Cumulative Loss Trigger Event is in effect with respect to that Distribution Date.

     A "DELINQUENCY TRIGGER EVENT" is in effect with respect to a Distribution Date on or after the Stepdown Date if the Rolling Sixty Day Delinquency Rate for the outstanding Mortgage Loans equals or exceeds (i) if such Distribution Date is prior to the Distribution Date in March 2012, the product of (a) 31.00% and
(b) the Senior Enhancement Percentage for such Distribution Date and (ii) if such Distribution Date is on or after the Distribution Date in March 2012, the product of (a) 38.75% and (b) the Senior Enhancement Percentage for such Distribution Date.

     The "SENIOR ENHANCEMENT PERCENTAGE" with respect to any Distribution Date on or after the Stepdown Date is equal to a fraction (expressed as a percentage) of:

          (1) the numerator of which is the excess of:

               (a) the aggregate Stated Principal Balance of the Mortgage Loans for the preceding Distribution Date over

               (b) (i) before the aggregate Class Certificate Balance of the Senior Certificates (other than the Class X Certificates) has been reduced to zero, the aggregate Class Certificate Balance of the Senior Certificates (other than the Class X Certificates), or (ii) after such time, the Class Certificate Balance of the most senior class of Subordinated Certificates outstanding, as of the Business Day immediately preceding the Distribution Date in the calendar month prior to the month of such Distribution Date, and

          (2) the denominator of which is the aggregate Stated Principal Balance of the Mortgage Loans for the preceding Distribution Date.

     A "CUMULATIVE LOSS TRIGGER EVENT" is in effect with respect to any Distribution Date on or after the Stepdown Date if the aggregate amount of Realized Losses on the Mortgage Loans from (and including) the cut-off date for each such Mortgage Loan to (and including) the related Due Date (reduced by the aggregate amount of Subsequent Recoveries received from the cut-off date through the Prepayment Period related to that Due Date) exceeds the applicable percentage, for such Distribution Date, of the aggregate Stated Principal Balance of the Mortgage Loans, as set forth below:

DISTRIBUTION DATE                                                  PERCENTAGE
-----------------                                                  ----------
March 2010 - February 2011............   0.45% with respect to March 2010, plus an additional 1/12th of
                                         0.30% for each month thereafter through February 2011
March 2011 - February 2012............   0.75% with respect to March 2011, plus an additional 1/12th of
                                         0.35% for each month thereafter through February 2012
March 2012 - February 2013............   1.10% with respect to March 2012, plus an additional 1/12th of
                                         0.40% for each month thereafter through February 2013
March 2013  - February 2014...........   1.50% with respect to March 2013, plus an additional 1/12th of
                                         0.15% for each month thereafter through February 2014
March 2014 and thereafter.............   1.65%

     "UNPAID REALIZED LOSS AMOUNT" means for any class of certificates, (x) the portion of the aggregate Applied Realized Loss Amount previously allocated to that class remaining unpaid from prior Distribution Dates minus (y) any increase in the Class Certificate Balance of that class due to the allocation of Subsequent Recoveries to the Class Certificate Balance of that class.

     The "ROLLING SIXTY-DAY DELINQUENCY RATE," with respect to any Distribution Date on or after the Stepdown Date is the average of the Sixty-Day Delinquency Rates for such Distribution Date and the two immediately preceding Distribution Dates.

     The "SIXTY-DAY DELINQUENCY RATE," with respect to any Distribution Date on or after the Stepdown Date, is a fraction, expressed as a percentage, the numerator of which is the aggregate Stated Principal Balance for such Distribution Date of all Mortgage Loans that were 60 or more days delinquent as of the close of business on the last day of the calendar month preceding such Distribution Date (including Mortgage Loans in foreclosure, bankruptcy and REO Properties) and the denominator of which is the aggregate Stated Principal Balance for such Distribution Date of the Mortgage Loans as of the related Due Date (after giving effect to principal prepayments in the Prepayment Period related to that prior Due Date).

     A "REALIZED LOSS" with respect to any Distribution Date and any defaulted Mortgage Loan, is the excess of the Stated Principal Balance of such defaulted Mortgage Loan over the liquidation proceeds allocated to principal that have been received with respect to such Mortgage Loan on or at any time prior to the Due Date after such Mortgage Loan has been liquidated.

     "SUBSEQUENT RECOVERIES" are unexpected recoveries received after the determination by the master servicer that it has received all proceeds it expects to receive, with respect to the liquidation of a Mortgage Loan that resulted in a Realized Loss (other than the amount of such net recoveries representing any profit realized by the master servicer in connection with the liquidation of any Mortgage Loan and net of reimbursable expenses) in a month prior to the month of the receipt of such recoveries.

RESIDUAL CERTIFICATES

     The Class A-R Certificates do not bear interest. The Class A-R Certificates will receive a distribution of $100 of principal on the first Distribution Date, after which their Class Certificate Balance will equal zero. The Class A-R Certificates will remain outstanding for so long as the issuing entity will exist. In addition to the distribution of principal on the first Distribution Date, on each Distribution Date the holders of the Class A-R Certificates will be entitled to receive certain additional distributions as provided in the pooling and servicing agreement. It is not anticipated that there will be any significant amounts remaining for such distribution to the Class A-R Certificates.

OVERCOLLATERALIZATION PROVISIONS

     The weighted average Adjusted Net Mortgage Rate for the Mortgage Loans is generally expected to be higher than the weighted average of the Pass-Through Rates on the classes of certificates. As a result, interest collections on the Mortgage Loans net of Deferred Interest are expected to be generated in excess of the amount of interest payable to the holders of the related certificates and the related fees and expenses payable by the issuing entity. The excess cashflow, if any, will be applied on each Distribution Date as a payment of principal on the related classes of certificates then entitled to receive distributions in respect of principal, but only to the limited extent hereafter described.

DISTRIBUTION OF AVAILABLE FUNDS

     On each Distribution Date, the aggregate Available Funds for both Loan Groups will be distributed in the following amounts and order of priority:

     1. to the Class X Certificates, the Current Interest and the Interest Carry Forward Amount for such class and such Distribution Date;

     2. concurrently, to each class of Senior Certificates (other than the Class X Certificates and Class A-R Certificates), the Current Interest and the Interest Carry Forward Amount for each such class and such Distribution Date, pro rata based on their respective entitlements;

     3. sequentially, to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9 and Class M-10 Certificates, in that order, the Current Interest for each such class and such Distribution Date;

     4. a. for each Distribution Date prior to the Stepdown Date or on which a Trigger Event is in effect, in the following order:

          (1) in an amount up to the Principal Distribution Amount for such Distribution Date, concurrently, to the following classes of certificates, pro rata between the Group 1 Senior Certificates and the Group 2 Senior Certificates on the basis of the related Principal Distribution Amount:

               (a) in an amount up to the Group 1 Principal Distribution Amount for such Distribution Date, in the following order:

                    (i) to the Class A-R Certificates, until its Class
               Certificate Balance is reduced to zero;

                    (ii) concurrently, to the Class 1-A-1, Class 1-A-2 and Class
               1-A-3 Certificates, pro rata, until their respective Class Certificate Balances are reduced to zero; and

                    (iii) concurrently, to the Class 2-A-1, Class 2-A-2 and
               Class 2-A-3 Certificates (after any distributions to such certificates from the Group 2 Principal Distribution Amount), pro rata, until their respective Class Certificate Balances are reduced to zero; and

               (b) in an amount up to the Group 2 Principal Distribution Amount for such Distribution Date, in the following order:

                    (i) concurrently, to the Class 2-A-1, Class 2-A-2 and Class
               2-A-3 Certificates, pro rata, until their respective Class Certificate Balances are reduced to zero; and

                    (ii) concurrently, to the Class 1-A-1, Class 1-A-2 and Class
               1-A-3 Certificates (after any distributions to such certificates from the Group 1 Principal Distribution Amount), pro rata, until their respective Class Certificate Balances are reduced to zero; and

          (2) the remaining Principal Distribution Amount, sequentially, to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9 and Class M-10 Certificates, in that order, until their respective Class Certificate Balances are reduced to zero; and

     b. on each Distribution Date on or after the Stepdown Date so long as a Trigger Event is not in effect, in the following order:

          (1) in an amount up to the Senior Principal Distribution Amount for such Distribution Date, concurrently, to the following classes of certificates, pro rata between the Group 1 Senior Certificates and the Group 2 Senior Certificates on the basis of the related Senior Principal Distribution Amount:

               (a) in an amount up to the Group 1 Senior Principal Distribution Amount for such Distribution Date, in the following order:

                    (i) concurrently, to the Class 1-A-1, Class 1-A-2 and Class
               1-A-3 Certificates, pro rata, until their respective Class Certificate Balances are reduced to zero; and

                    (ii) concurrently, to the Class 2-A-1, Class 2-A-2 and Class
               2-A-3 Certificates (after any distributions to such certificates from the Group 2 Senior Principal Distribution Amount), pro rata, until their respective Class Certificate Balances are reduced to zero; and

               (b) in an amount up to the Group 2 Senior Principal Distribution Amount for such Distribution Date, in the following order:

                    (i) concurrently, to the Class 2-A-1, Class 2-A-2 and Class
               2-A-3 Certificates, pro rata, until their respective Class Certificate Balances are reduced to zero; and

                    (ii) concurrently, to the Class 1-A-1, Class 1-A-2 and Class
               1-A-3 Certificates (after any distributions to such certificates from the Group 1 Senior Principal Distribution Amount), pro rata, until their respective Class Certificate Balances are reduced to zero; and

          (2) sequentially, to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9 and Class M-10 Certificates, in that order, in an amount up to the Subordinated Class Principal Distribution Amount for each such class, until their respective Class Certificate Balances are reduced to zero;

     5. sequentially, to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9 and Class M-10 Certificates, in that order, the Interest Carry Forward Amount for each such class and such Distribution Date;

     6. concurrently, to the classes of Senior Certificates, pro rata based on the aggregate Unpaid Realized Loss Amount for the Senior Certificates (other than the Class X Certificates) related to each Loan Group, as follows;

          a. in an amount up to the aggregate Unpaid Realized Loss Amount for the Group 1 Senior Certificates, sequentially, to the Class 1-A-1, Class 1-A-2 and Class 1-A-3 Certificates, in that order, in an amount up to the Unpaid Realized Loss Amount for each such class; and

          b. in an amount up to the aggregate Unpaid Realized Loss Amount for the Group 2 Senior Certificates, sequentially, to the Class 2-A-1, Class 2-A-2 and Class 2-A-3 Certificates, in that order, in an amount up to the Unpaid Realized Loss Amount for each such class;

     7. sequentially, to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9 and Class M-10 Certificates, in that order, in an amount up to the Unpaid Realized Loss Amount for each such class;

     8. concurrently, to each class of Senior Certificates (other than the Class X Certificates and Class A-R Certificates), in an amount up to the amount of Net Rate Carryover for each such class, pro rata based on the amount of Net Rate Carryover for each such class;

     9. sequentially, to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9 and Class M-10 Certificates, in that order, in an amount up to the amount of Net Rate Carryover for each such class; and

     10. to the Class C and Class A-R Certificates, in each case in the amounts specified in the pooling and servicing agreement.

CORRIDOR CONTRACT RESERVE FUND

     The pooling and servicing agreement will require the supplemental interest trustee to establish an account (the "CORRIDOR CONTRACT RESERVE FUND"), which will be held in trust in the Supplemental Interest Trust on behalf of the holders of the LIBOR Certificates. On the closing date, the depositor will deposit, or cause to be deposited, $1,000 in the Corridor Contract Reserve Fund. The Corridor Contract Reserve Fund will not be an asset of the issuing entity or of any REMIC.

     Beginning on the Distribution Date in March 2007 and on each Distribution Date prior to the Corridor Contract 1 Termination Date, the Corridor Contract 2 Termination Date or the Corridor Floor Contract Termination Date, as applicable, the trustee will deposit in the Corridor Contract Reserve Fund any amounts received in respect of the Derivative Contracts for the related Accrual Period.

     On each Distribution Date up to and including the Distribution Date in February 2017, following the distribution of Available Funds pursuant to "-- Distribution of Available Funds" above, the supplemental interest trustee will distribute any amounts on deposit in the Corridor Contract Reserve Fund in the following order:

     1. on (i) any Distribution Date prior to the Distribution Date in February 2010 on which the Overcollateralized Amount is equal to zero and (ii) on any Distribution Date on or after the Distribution Date in February 2010, in the following order:

                    (i) concurrently, to each class of Senior Certificates
               (other than the Class X Certificates and Class A-R Certificates), any remaining Current Interest and Interest Carry Forward Amount for each such class and such Distribution Date, pro rata based on their respective entitlements; and

                    (ii) sequentially, to the Class M-1, Class M-2, Class M-3,
               Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9 and Class M-10 Certificates, in that order, any remaining Current Interest and Interest Carry Forward Amount for each such class;

     2. on (i) any Distribution Date prior to the Distribution Date in February 2010 on which the Overcollateralized Amount is equal to zero and (ii) on any Distribution Date on or after the Distribution Date in February 2010, to the class or classes of LIBOR Certificates then entitled to receive distributions in respect of principal, in an aggregate amount equal to the Overcollateralization Deficiency Amount remaining unpaid following the distribution of principal as described under "-- Distribution of Available Funds" above, payable to the class or classes of LIBOR Certificates then entitled to receive distributions in respect of principal in the amounts and priorities described in rules 4(a) and 4(b) under "-- Distribution of Available Funds" above;

     3. concurrently, to each class of Senior Certificates (other than the Class X Certificates and Class A-R Certificates), in an amount up to the amount of remaining Net Rate Carryover for each such class, pro rata based on the amount of remaining Net Rate Carryover for each such class; and

     4. sequentially, to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9 and Class M-10 Certificates, in that order, in an amount up to the remaining amount of Net Rate Carryover for each such class.

     On any Distribution Date prior to the Distribution Date in February 2017, amounts, if any, on deposit in the Corridor Contract Reserve Fund in excess of the amounts distributed as described above will remain in the Corridor Contract Reserve Fund for distribution on future Distribution Dates. On the Distribution Date in February 2017, following the distribution of any amounts in the Corridor Contract Reserve Fund as described above, remaining amounts will be released to Banc of America Securities LLC and will not be available for payments on future Distribution Dates.

     "OVERCOLLATERALIZATION DEFICIENCY AMOUNT" for any Distribution Date equals the amount, if any, by which the Overcollateralization Target Amount exceeds the Overcollateralized Amount on such Distribution Date (after giving effect to distributions in respect of Available Funds on such Distribution Date).

     "OVERCOLLATERALIZED AMOUNT" for any Distribution Date equals the amount, if any, by which (x) the aggregate Stated Principal Balance of the Mortgage Loans as of the Due Date in the month of that Distribution Date (after giving effect to principal prepayments, the principal portion of any liquidation proceeds and any Subsequent Recoveries received in the related Prepayment Period) exceeds (y) the aggregate Class Certificate Balance of the LIBOR Certificates (after giving effect to distributions of Available Funds to be made on such Distribution
Date).

APPLIED REALIZED LOSS AMOUNTS

     After the credit enhancement provided by excess cashflow and overcollateralization, if any, has been exhausted, collections otherwise payable to the Subordinated Certificates will comprise the sole source of funds from which credit enhancement is provided to the Senior Certificates.

     If on any Distribution Date, after giving effect to the distributions described above, the aggregate Class Certificate Balance of the certificates (other than the Class X Certificates) exceeds the aggregate Stated Principal Balance of the Mortgage Loans, the amount of such excess will be applied, first, to reduce the Class Certificate Balances of the Class M-10, Class M-9, Class M-8, Class M-7, Class M-6, Class M-5, Class M-4, Class M-3, Class M-2 and Class M-1 Certificates, in that order, in each case until their respective Class Certificate Balances are reduced to zero and, second, to the Group 1 Senior Certificates and Group 2 Senior Certificates, as follows:

          (a) with respect to Realized Losses on the Group 1 Mortgage Loans, sequentially, to the Class 1-A-3, Class 1-A-2 and Class 1-A-1 Certificates, in that order, in each case until their respective Class Certificate Balances are reduced to zero; and

          (b) with respect to Realized Losses on the Group 2 Mortgage Loans, sequentially, to the Class 2-A-3, Class 2-A-2 and Class 2-A-1 Certificates, in that order, in each case until their respective Class Certificate Balances are reduced to zero.

Any such reduction described in this paragraph is an "APPLIED REALIZED LOSS AMOUNT."

     Interest on any class of certificates, the Class Certificate Balance of which has been reduced through the application of Applied Realized Loss Amounts as described above, will accrue for the related class of certificates on the Class Certificate Balance as so reduced unless the Class Certificate Balance is subsequently increased due to the allocation of Subsequent Recoveries to the Class Certificate Balance of such class as described in the definition of Class Certificate Balance above.

                                     ANNEX A

                                THE MORTGAGE POOL

     The following information sets forth certain characteristics of the Mortgage Loans in each Loan Group or Sub-Loan Group, as applicable, as of the cut-off date. Other than with respect to rates of interest, percentages are approximate and are stated in each case by aggregate Stated Principal Balance of the Mortgage Loans in each Loan Group or Sub-Loan Group, as applicable, as of the cut-off date. Due to rounding, the sum in any column of the following tables may not equal the indicated value.

                                  LOAN GROUP 1

                                  LOAN PROGRAMS

                                                              PERCENT                           WEIGHTED
                                                                OF        AVERAGE    WEIGHTED   AVERAGE                   WEIGHTED
                                   NUMBER      AGGREGATE     MORTGAGE    PRINCIPAL    AVERAGE  REMAINING    WEIGHTED      AVERAGE
                                     OF        PRINCIPAL     LOANS IN     BALANCE     CURRENT   TERM TO     AVERAGE       ORIGINAL
                                  MORTGAGE      BALANCE        LOAN     OUTSTANDING  MORTGAGE   MATURITY  FICO CREDIT  LOAN-TO-VALUE
TYPE OF PROGRAM                     LOANS     OUTSTANDING     GROUP 1       ($)      RATE (%)   (MONTHS)     SCORE       RATIO (%)
--------------------------------  --------  ---------------  --------  ------------  --------  ---------  -----------  -------------
One-Month COFI..................       66   $ 40,866,795.02     5.37%   619,193.86     6.986      392         721          74.48
One-Month LIBOR.................      187    104,230,457.03    13.70    557,382.12     8.061      381         708          76.07
One-Year MTA....................      934    615,951,221.85    80.93    659,476.68     5.719      389         709          73.24
                                    -----   ---------------   ------
   Total........................    1,187   $761,048,473.90   100.00%
                                    =====   ===============   ======

                            CURRENT MORTGAGE RATES(1)

                                                              PERCENT                           WEIGHTED
                                                                OF        AVERAGE    WEIGHTED   AVERAGE                   WEIGHTED
                                   NUMBER      AGGREGATE     MORTGAGE    PRINCIPAL    AVERAGE  REMAINING    WEIGHTED      AVERAGE
                                     OF        PRINCIPAL     LOANS IN     BALANCE     CURRENT   TERM TO     AVERAGE       ORIGINAL
RANGE OF CURRENT MORTGAGE         MORTGAGE      BALANCE        LOAN     OUTSTANDING  MORTGAGE   MATURITY  FICO CREDIT  LOAN-TO-VALUE
RATES (AS SO ADJUSTED) (%)          LOANS     OUTSTANDING     GROUP 1       ($)      RATE (%)   (MONTHS)     SCORE       RATIO (%)
--------------------------------  --------  ---------------  --------  ------------  --------  ---------  -----------  -------------
4.750 and Below.................      408   $254,037,570.73    33.38%   622,641.10     1.787      387         717          71.98
6.251 - 6.750...................        5      2,135,700.00     0.28    427,140.00     6.674      416         686          73.17
6.751 - 7.250...................       13      8,775,527.02     1.15    675,040.54     7.113      373         726          71.05
7.251 - 7.750...................       93     67,779,772.57     8.91    728,814.76     7.599      384         727          72.56
7.751 - 8.250...................      256    164,364,944.64    21.60    642,050.57     8.094      386         714          74.48
8.251 - 8.750...................      355    230,323,020.13    30.26    648,797.24     8.563      392         695          75.09
8.751 and Above.................       57     33,631,938.81     4.42    590,034.01     8.921      385         683          76.25
                                    -----   ---------------   ------
   Total........................    1,187   $761,048,473.90   100.00%
                                    =====   ===============   ======

----------
(1) The lender acquired mortgage insurance mortgage loans are shown in the preceding table net of the interest premium charge by the related lenders. As of the cut-off date, the weighted average current mortgage rate of the Mortgage Loans in Loan Group 1 (as so adjusted) is expected to be approximately 6.091% per annum. Without the adjustment, the weighted average current mortgage rate of the Mortgage Loans in Loan Group 1 is expected to be approximately 6.108% per annum.

                   CURRENT MORTGAGE LOAN PRINCIPAL BALANCES(1)

                                                              PERCENT                           WEIGHTED
                                                                OF        AVERAGE    WEIGHTED   AVERAGE                   WEIGHTED
                                   NUMBER      AGGREGATE     MORTGAGE    PRINCIPAL    AVERAGE  REMAINING    WEIGHTED      AVERAGE
                                     OF        PRINCIPAL     LOANS IN     BALANCE     CURRENT   TERM TO     AVERAGE       ORIGINAL
RANGE OF CURRENT MORTGAGE         MORTGAGE      BALANCE        LOAN     OUTSTANDING  MORTGAGE   MATURITY  FICO CREDIT  LOAN-TO-VALUE
LOAN PRINCIPAL BALANCES ($)         LOANS     OUTSTANDING     GROUP 1       ($)      RATE (%)   (MONTHS)     SCORE       RATIO (%)
--------------------------------  --------  ---------------  --------  ------------  --------  ---------  -----------  -------------
50,000.01-100,000.00............        4   $    314,653.74     0.04%     78,663.44    5.090      444         657          77.04
100,000.01-150,000.00...........       33      4,160,089.77     0.55     126,063.33    6.247      402         677          79.36
150,000.01-200,000.00...........       42      7,550,110.18     0.99     179,764.53    7.222      386         669          76.24
200,000.01-250,000.00...........       51     11,303,082.64     1.49     221,629.07    5.615      390         674          78.49
250,000.01-300,000.00...........       65     17,807,156.52     2.34     273,956.25    6.422      380         673          79.43
300,000.01-350,000.00...........       48     15,594,400.79     2.05     324,883.35    7.033      414         675          77.75
350,000.01-400,000.00...........       42     16,022,479.69     2.11     381,487.61    5.696      394         670          79.56
400,000.01-450,000.00...........      105     45,546,938.11     5.98     433,780.36    5.803      383         708          76.49
450,000.01-500,000.00...........      132     62,906,079.37     8.27     476,561.21    6.208      390         713          77.49
500,000.01-550,000.00...........      117     61,343,995.62     8.06     524,307.65    5.939      390         707          77.22
550,000.01-600,000.00...........      107     61,683,509.67     8.11     576,481.40    5.725      385         711          76.79
600,000.01-650,000.00...........      108     68,187,854.13     8.96     631,369.02    5.984      396         710          76.34
650,000.01-700,000.00...........       44     29,488,439.71     3.87     670,191.81    6.124      380         708          71.63
700,000.01-750,000.00...........       34     24,681,948.65     3.24     725,939.67    5.587      380         723          73.63
750,000.01-1,000,000.00 ........      112     98,029,353.31    12.88     875,262.08    6.109      391         712          71.24
1,000,000.01-1,500,000.00 ......       82    102,960,192.79    13.53   1,255,612.11    5.619      389         717          68.90
1,500,000.01-2,000,000.00 ......       30     52,426,135.40     6.89   1,747,537.85    6.677      370         718          70.94
Greater than 2,000,000.00 ......       31     81,042,053.81    10.65   2,614,259.80    6.925      390         716          69.11
                                    -----   ---------------   ------
   Total........................    1,187   $761,048,473.90   100.00%
                                    =====   ===============   ======

----------
(1) As of the cut-off date, the average current mortgage loan principal balance of the Mortgage Loans in Loan Group 1 is approximately $641,153.

                              FICO CREDIT SCORES(1)

                                                              PERCENT                           WEIGHTED
                                                                OF        AVERAGE    WEIGHTED   AVERAGE                   WEIGHTED
                                   NUMBER      AGGREGATE     MORTGAGE    PRINCIPAL    AVERAGE  REMAINING    WEIGHTED      AVERAGE
                                     OF        PRINCIPAL     LOANS IN     BALANCE     CURRENT   TERM TO     AVERAGE       ORIGINAL
                                  MORTGAGE      BALANCE        LOAN     OUTSTANDING  MORTGAGE   MATURITY  FICO CREDIT  LOAN-TO-VALUE
RANGE OF FICO CREDIT SCORES         LOANS     OUTSTANDING     GROUP 1       ($)      RATE (%)   (MONTHS)     SCORE       RATIO (%)
--------------------------------  --------  ---------------  --------  ------------  --------  ---------  -----------  -------------
659 and Below...................      207   $ 93,652,993.81    12.31%   452,429.92     6.418      396         641          73.76
660-679.........................      183    110,162,485.00    14.48    601,980.79     7.075      387         670          75.20
680-699.........................      240    138,290,438.69    18.17    576,210.16     6.426      387         690          75.73
700-719.........................      150    106,738,617.79    14.03    711,590.79     6.072      391         709          75.30
720 and Above...................      407    312,203,938.61    41.02    767,085.84     5.545      385         751          71.69
                                    -----   ---------------   ------
   Total........................    1,187   $761,048,473.90   100.00%
                                    =====   ===============   ======

----------
(1) As of the cut-off date, the weighted average FICO Credit Score of the mortgagors related to the Mortgage Loans in Loan Group 1 is approximately 709.

                             DOCUMENTATION PROGRAMS

                                                              PERCENT                           WEIGHTED
                                                                OF        AVERAGE    WEIGHTED   AVERAGE                   WEIGHTED
                                   NUMBER      AGGREGATE     MORTGAGE    PRINCIPAL    AVERAGE  REMAINING    WEIGHTED      AVERAGE
                                     OF        PRINCIPAL     LOANS IN     BALANCE     CURRENT   TERM TO     AVERAGE       ORIGINAL
                                  MORTGAGE      BALANCE        LOAN     OUTSTANDING  MORTGAGE   MATURITY  FICO CREDIT  LOAN-TO-VALUE
DOCUMENTATION PROGRAM               LOANS     OUTSTANDING     GROUP 1       ($)      RATE (%)   (MONTHS)     SCORE       RATIO (%)
--------------------------------  --------  ---------------  --------  ------------  --------  ---------  -----------  -------------
Alternative.....................       16   $  6,677,698.38     0.88%   417,356.15     5.716      388         698          80.29
CLUES Plus......................        1        180,758.19     0.02    180,758.19     7.750      359         698          80.00
Full............................       94     56,985,093.80     7.49    606,224.40     6.734      379         712          76.55
No Ratio........................        7      3,420,003.08     0.45    488,571.87     7.483      403         678          71.85
No Income/No Asset..............        1        300,000.00     0.04    300,000.00     1.500      480         757          39.47
Reduced.........................      982    649,646,050.60    85.36    661,554.02     6.128      389         709          73.71
Stated Income/Stated Asset......       86     43,838,869.85     5.76    509,754.30     4.974      386         715          69.07
                                    -----   ---------------   ------
   Total........................    1,187   $761,048,473.90   100.00%
                                    =====   ===============   ======

                       ORIGINAL LOAN-TO-VALUE RATIOS(1)(2)

                                                              PERCENT                           WEIGHTED
                                                                OF        AVERAGE    WEIGHTED   AVERAGE                   WEIGHTED
                                   NUMBER      AGGREGATE     MORTGAGE    PRINCIPAL    AVERAGE  REMAINING    WEIGHTED      AVERAGE
                                     OF        PRINCIPAL     LOANS IN     BALANCE     CURRENT   TERM TO     AVERAGE       ORIGINAL
RANGE OF ORIGINAL                 MORTGAGE      BALANCE        LOAN     OUTSTANDING  MORTGAGE   MATURITY  FICO CREDIT  LOAN-TO-VALUE
LOAN-TO-VALUE RATIOS (%)            LOANS     OUTSTANDING     GROUP 1       ($)      RATE (%)   (MONTHS)     SCORE       RATIO (%)
--------------------------------  --------  ---------------  --------  ------------  --------  ---------  -----------  -------------
50.00 and Below.................       33   $ 22,960,568.60     3.02%    695,774.81    4.913      374         707          40.42
50.01 - 55.00...................       19     17,907,505.50     2.35     942,500.29    5.055      365         735          53.44
55.01 - 60.00...................       31     30,971,478.24     4.07     999,079.94    4.572      393         723          58.43
60.01 - 65.00...................       44     50,844,713.92     6.68   1,155,561.68    5.719      370         723          62.98
65.01 - 70.00...................      155    114,725,663.80    15.07     740,165.57    6.227      387         713          68.97
70.01 - 75.00...................      177    140,205,267.45    18.42     792,120.16    6.301      391         711          74.28
75.01 - 80.00...................      640    354,266,675.83    46.55     553,541.68    6.200      390         704          79.66
80.01 - 85.00...................       10      2,794,588.54     0.37     279,458.85    6.211      390         694          83.59
85.01 - 90.00...................       49     16,986,237.63     2.23     346,657.91    7.907      408         691          89.39
90.01 - 95.00...................       29      9,385,774.39     1.23     323,647.39    7.119      398         690          94.39
                                    -----   ---------------   ------
   Total........................    1,187   $761,048,473.90   100.00%
                                    =====   ===============   ======

----------
(1) As of the cut-off date, the weighted average original Loan-to-Value Ratio of the Mortgage Loans in Loan Group 1 is approximately 73.69%.

(2) Does not take into account any secondary financing on the Mortgage Loans in Loan Group 1 that may exist at the time of origination.

                  ORIGINAL COMBINED LOAN-TO-VALUE RATIOS(1)(2)

                                                              PERCENT                           WEIGHTED
                                                                OF        AVERAGE    WEIGHTED   AVERAGE                   WEIGHTED
                                   NUMBER      AGGREGATE     MORTGAGE    PRINCIPAL    AVERAGE  REMAINING    WEIGHTED      AVERAGE
                                     OF        PRINCIPAL     LOANS IN     BALANCE     CURRENT   TERM TO     AVERAGE       ORIGINAL
RANGE OF ORIGINAL COMBINED        MORTGAGE      BALANCE        LOAN     OUTSTANDING  MORTGAGE   MATURITY  FICO CREDIT  LOAN-TO-VALUE
LOAN-TO-VALUE RATIOS (%)            LOANS     OUTSTANDING     GROUP 1       ($)      RATE (%)   (MONTHS)     SCORE       RATIO (%)
--------------------------------  --------  ---------------  --------  ------------  --------  ---------  -----------  -------------
50.00 and Below.................       30   $ 21,078,027.26     2.77%    702,600.91    5.121      376         706          39.94
50.01 - 55.00...................       15     11,840,005.60     1.56     789,333.71    5.560      369         744          53.39
55.01 - 60.00...................       21     17,052,552.65     2.24     812,026.32    3.915      388         712          57.69
60.01 - 65.00...................       39     43,080,759.70     5.66   1,104,634.86    5.041      374         718          61.73
65.01 - 70.00...................      111     93,603,595.59    12.30     843,275.64    5.885      381         721          67.07
70.01 - 75.00...................       97     75,575,645.28     9.93     779,130.36    6.434      386         712          73.46
75.01 - 80.00...................      332    203,983,314.31    26.80     614,407.57    6.173      389         711          78.30
80.01 - 85.00...................       52     37,662,393.65     4.95     724,276.80    5.420      397         709          75.88
85.01 - 90.00...................      454    245,048,535.09    32.20     539,754.48    6.556      393         700          78.39
90.01 - 95.00...................       33     10,669,918.58     1.40     323,330.87    7.298      393         687          92.39
95.01 - 100.00..................        3      1,453,726.19     0.19     484,575.40    4.043      360         719          77.63
                                    -----   ---------------   ------
   Total........................    1,187   $761,048,473.90   100.00%
                                    =====   ===============   ======

----------
(1) As of the cut-off date, the weighted average original Combined Loan-to-Value Ratio of the Mortgage Loans in Loan Group 1 is approximately 78.48%.

(2) Takes into account any secondary financing on the Mortgage Loans in Loan Group 1 that may exist at the time of origination.

                  STATE DISTRIBUTION OF MORTGAGED PROPERTIES(1)

                                                              PERCENT                           WEIGHTED
                                                                OF        AVERAGE    WEIGHTED   AVERAGE                   WEIGHTED
                                   NUMBER      AGGREGATE     MORTGAGE    PRINCIPAL    AVERAGE  REMAINING    WEIGHTED      AVERAGE
                                     OF        PRINCIPAL     LOANS IN     BALANCE     CURRENT   TERM TO     AVERAGE       ORIGINAL
                                  MORTGAGE      BALANCE        LOAN     OUTSTANDING  MORTGAGE   MATURITY  FICO CREDIT  LOAN-TO-VALUE
STATE                               LOANS     OUTSTANDING     GROUP 1       ($)      RATE (%)   (MONTHS)     SCORE       RATIO (%)
--------------------------------  --------  ---------------  --------  ------------  --------  ---------  -----------  -------------
California......................      587   $409,947,635.30    53.87%   698,377.57     6.237      395         709          73.43
Florida.........................      159     74,962,280.80     9.85    471,460.89     5.937      386         707          76.18
New York........................       45     32,813,382.86     4.31    729,186.29     5.047      381         710          71.68
Illinois........................       50     27,012,968.18     3.55    540,259.36     3.977      369         717          67.77
New Jersey......................       31     20,769,107.72     2.73    669,971.22     6.637      368         693          77.51
Virginia........................       32     20,462,082.67     2.69    639,440.08     7.038      388         707          75.91
Nevada..........................       32     18,071,141.08     2.37    564,723.16     6.130      403         717          73.45
Washington......................       28     17,323,612.03     2.28    618,700.43     7.936      418         713          75.53
Arizona.........................       27     15,260,468.71     2.01    565,202.54     7.054      383         717          75.91
Other...........................      196    124,425,794.55    16.35    634,825.48     5.911      371         709          73.39
                                    -----   ---------------   ------
   Total........................    1,187   $761,048,473.90   100.00%
                                    =====   ===============   ======

----------
(1) The Other row in the preceding table includes 30 other states and the District of Columbia with under 2% concentrations individually. As of the cut-off date, no more than approximately 1.770% of the Mortgage Loans in Loan Group 1 will be secured by mortgaged properties located in any one postal zip code area.

                                  LOAN PURPOSE

                                                              PERCENT                           WEIGHTED
                                                                OF        AVERAGE    WEIGHTED   AVERAGE                   WEIGHTED
                                   NUMBER      AGGREGATE     MORTGAGE    PRINCIPAL    AVERAGE  REMAINING    WEIGHTED      AVERAGE
                                     OF        PRINCIPAL     LOANS IN     BALANCE     CURRENT   TERM TO     AVERAGE       ORIGINAL
                                  MORTGAGE      BALANCE        LOAN     OUTSTANDING  MORTGAGE   MATURITY  FICO CREDIT  LOAN-TO-VALUE
LOAN PURPOSE                        LOANS     OUTSTANDING     GROUP 1       ($)      RATE (%)   (MONTHS)     SCORE       RATIO (%)
--------------------------------  --------  ---------------  --------  ------------  --------  ---------  -----------  -------------
Purchase........................      296   $198,674,955.00    26.11%   671,199.17     6.371      389         717          77.42
Refinance (Rate/Term)...........      482    260,110,651.18    34.18    539,648.65     5.671      386         704          73.50
Refinance (Cash-Out)............      409    302,262,867.72    39.72    739,029.02     6.311      389         709          71.40
                                    -----   ---------------   ------
   Total........................    1,187   $761,048,473.90   100.00%
                                    =====   ===============   ======

                        TYPES OF MORTGAGED PROPERTIES(1)

                                                              PERCENT                           WEIGHTED
                                                                OF        AVERAGE    WEIGHTED   AVERAGE                   WEIGHTED
                                   NUMBER      AGGREGATE     MORTGAGE    PRINCIPAL    AVERAGE  REMAINING    WEIGHTED      AVERAGE
                                     OF        PRINCIPAL     LOANS IN     BALANCE     CURRENT   TERM TO     AVERAGE       ORIGINAL
                                  MORTGAGE      BALANCE        LOAN     OUTSTANDING  MORTGAGE   MATURITY  FICO CREDIT  LOAN-TO-VALUE
PROPERTY TYPE                       LOANS     OUTSTANDING     GROUP 1       ($)      RATE (%)   (MONTHS)     SCORE       RATIO (%)
--------------------------------  --------  ---------------  --------  ------------  --------  ---------  -----------  -------------
2 to 4 Family Residence.........       63   $ 39,749,449.76     5.22%    630,943.65    6.607      389         707          73.85
Condominium.....................      145     68,529,191.96     9.00     472,615.12    5.812      384         717          76.38
Cooperative.....................        2      2,040,000.00     0.27   1,020,000.00    1.132      360         727          36.05
Planned Unit Development........      216    159,872,235.08    21.01     740,149.24    6.002      391         715          73.71
Single Family Residence.........      761    490,857,597.10    64.50     645,016.55    6.164      387         707          73.45
                                    -----   ---------------   ------
   Total........................    1,187   $761,048,473.90   100.00%
                                    =====   ===============   ======

----------
(1)  Treated as real property.

                               OCCUPANCY TYPES(1)

                                                              PERCENT                           WEIGHTED
                                                                OF        AVERAGE    WEIGHTED   AVERAGE                   WEIGHTED
                                   NUMBER      AGGREGATE     MORTGAGE    PRINCIPAL    AVERAGE  REMAINING    WEIGHTED      AVERAGE
                                     OF        PRINCIPAL     LOANS IN     BALANCE     CURRENT   TERM TO     AVERAGE       ORIGINAL
                                  MORTGAGE      BALANCE        LOAN     OUTSTANDING  MORTGAGE   MATURITY  FICO CREDIT  LOAN-TO-VALUE
OCCUPANCY TYPE                      LOANS     OUTSTANDING     GROUP 1       ($)      RATE (%)   (MONTHS)     SCORE       RATIO (%)
--------------------------------  --------  ---------------  --------  ------------  --------  ---------  -----------  -------------
Primary Residence...............      967   $647,692,477.22    85.11%   669,795.74     6.067      388         709          73.79
Investment Property.............      127     60,236,181.19     7.91    474,300.64     7.075      392         704          71.59
Secondary Residence.............       93     53,119,815.49     6.98    571,180.81     5.505      383         717          74.91
                                    -----   ---------------   ------
   Total........................    1,187   $761,048,473.90   100.00%
                                    =====   ===============   ======

----------
(1) Based upon representations of the related borrowers at the time of origination.

                         REMAINING TERMS TO MATURITY(1)

                                                              PERCENT
                                                                OF        AVERAGE    WEIGHTED                  WEIGHTED
                                   NUMBER      AGGREGATE     MORTGAGE    PRINCIPAL    AVERAGE    WEIGHTED      AVERAGE
                                     OF        PRINCIPAL     LOANS IN     BALANCE     CURRENT    AVERAGE       ORIGINAL
REMAINING TERM TO                 MORTGAGE      BALANCE        LOAN     OUTSTANDING  MORTGAGE  FICO CREDIT  LOAN-TO-VALUE
MATURITY (MONTHS)                   LOANS     OUTSTANDING     GROUP 1       ($)      RATE (%)     SCORE       RATIO (%)
--------------------------------  --------  ---------------  --------  ------------  --------  -----------  -------------
339.............................        1   $    177,164.08     0.02%    177,164.08    8.625       683          80.00
341.............................        1      2,954,281.36     0.39   2,954,281.36    8.500       696          63.89
343.............................        1        773,221.72     0.10     773,221.72    7.875       755          68.18
344.............................        1        445,674.60     0.06     445,674.60    7.875       762          80.00
346.............................        1        180,053.35     0.02     180,053.35    8.375       673          80.00

                                                              PERCENT
                                                                OF        AVERAGE    WEIGHTED                  WEIGHTED
                                   NUMBER      AGGREGATE     MORTGAGE    PRINCIPAL    AVERAGE    WEIGHTED      AVERAGE
                                     OF        PRINCIPAL     LOANS IN     BALANCE     CURRENT    AVERAGE       ORIGINAL
REMAINING TERM TO                 MORTGAGE      BALANCE        LOAN     OUTSTANDING  MORTGAGE  FICO CREDIT  LOAN-TO-VALUE
MATURITY (MONTHS)                   LOANS     OUTSTANDING     GROUP 1       ($)      RATE (%)     SCORE       RATIO (%)
--------------------------------  --------  ---------------  --------  ------------  --------  -----------  -------------
347.............................        2        817,783.74     0.11     408,891.87    7.837       691          82.23
348.............................        1        773,270.99     0.10     773,270.99    8.125       698          75.00
350.............................        3        905,802.16     0.12     301,934.05    8.481       689          79.08
351.............................        1        251,222.03     0.03     251,222.03    8.500       657          77.78
352.............................        1        659,879.71     0.09     659,879.71    8.000       735          52.80
353.............................        3      4,350,212.90     0.57   1,450,070.97    8.047       734          73.87
354.............................        4      1,473,612.08     0.19     368,403.02    8.343       691          78.16
355.............................        8      5,278,653.49     0.69     659,831.69    8.556       737          74.40
356.............................       19     12,752,028.03     1.68     671,159.37    8.432       712          73.39
357.............................       49     27,424,548.56     3.60     559,684.66    8.416       713          74.22
358.............................       95     75,896,874.53     9.97     798,914.47    7.523       714          71.85
359.............................      299    187,075,281.30    24.58     625,669.84    7.051       710          73.42
360.............................      399    254,862,441.00    33.49     638,752.98    4.334       708          73.23
468.............................        1        637,233.93     0.08     637,233.93    8.500       677          80.00
471.............................        1        486,046.94     0.06     486,046.94    8.375       729          80.00
473.............................        3      1,329,186.66     0.17     443,062.22    8.619       662          81.84
475.............................        1      1,518,232.31     0.20   1,518,232.31    7.375       695          68.18
476.............................       10      6,447,056.20     0.85     644,705.62    8.430       705          78.60
477.............................        9      4,206,003.09     0.55     467,333.68    8.427       703          74.69
478.............................       28     22,832,470.70     3.00     815,445.38    8.458       717          75.34
479.............................       63     43,249,104.44     5.68     686,493.72    8.255       708          76.09
480.............................      182    103,291,134.00    13.57     567,533.70    4.698       704          74.94
                                    -----   ---------------   ------
   Total........................    1,187   $761,048,473.90   100.00%
                                    =====   ===============   ======

----------
(1) As of the cut-off date, the weighted average remaining term to maturity of the Mortgage Loans in Loan Group 1 is approximately 388 months.

                                GROSS MARGINS(1)

                                                              PERCENT                           WEIGHTED
                                                                OF        AVERAGE    WEIGHTED   AVERAGE                   WEIGHTED
                                   NUMBER      AGGREGATE     MORTGAGE    PRINCIPAL    AVERAGE  REMAINING    WEIGHTED      AVERAGE
                                     OF        PRINCIPAL     LOANS IN     BALANCE     CURRENT   TERM TO     AVERAGE       ORIGINAL
                                  MORTGAGE      BALANCE        LOAN     OUTSTANDING  MORTGAGE   MATURITY  FICO CREDIT  LOAN-TO-VALUE
RANGE OF GROSS MARGINS (%)          LOANS     OUTSTANDING     GROUP 1       ($)      RATE (%)   (MONTHS)     SCORE       RATIO (%)
--------------------------------  --------  ---------------  --------  ------------  --------  ---------  -----------  -------------
0.901 - 1.400...................        2   $  1,228,000.00     0.16%   614,000.00     1.250      360         730          52.56
1.401 - 1.900...................        6      2,452,957.13     0.32    408,826.19     6.788      376         681          70.07
1.901 - 2.400...................       29     20,546,094.61     2.70    708,486.02     6.724      378         722          72.01
2.401 - 2.900...................      127     93,129,639.90    12.24    733,304.25     6.560      380         729          72.05
2.901 - 3.400...................      502    314,299,915.67    41.30    626,095.45     6.374      390         709          73.89
3.401 - 3.900...................      373    237,705,533.52    31.23    637,280.25     5.286      390         703          73.16
3.901 - 4.400...................      126     84,751,309.69    11.14    672,629.44     6.789      387         705          75.75
4.401 - 4.900...................       15      4,815,830.36     0.63    321,055.36     6.937      386         674          88.98
4.901 - 5.400...................        7      2,119,193.02     0.28    302,741.86     5.762      407         690          92.43
                                    -----   ---------------   ------
   Total........................    1,187   $761,048,473.90   100.00%
                                    =====   ===============   ======

----------
(1) As of the cut-off date, the weighted average gross margin of the Mortgage Loans in Loan Group 1 is approximately 3.370%.

                            MAXIMUM MORTGAGE RATES(1)

                                                              PERCENT                           WEIGHTED
                                                                OF        AVERAGE    WEIGHTED   AVERAGE                   WEIGHTED
                                   NUMBER      AGGREGATE     MORTGAGE    PRINCIPAL    AVERAGE  REMAINING    WEIGHTED      AVERAGE
                                     OF        PRINCIPAL     LOANS IN     BALANCE     CURRENT   TERM TO     AVERAGE       ORIGINAL
RANGE OF MAXIMUM                  MORTGAGE      BALANCE        LOAN     OUTSTANDING  MORTGAGE   MATURITY  FICO CREDIT  LOAN-TO-VALUE
MORTGAGE RATES (%)                  LOANS     OUTSTANDING     GROUP 1       ($)      RATE (%)   (MONTHS)     SCORE       RATIO (%)
--------------------------------  --------  ---------------  --------  ------------  --------  ---------  -----------  -------------
9.751 - 10.250..................    1,143   $740,505,324.30    97.30%   647,861.18     6.084      387         709          73.50

                                                              PERCENT                           WEIGHTED
                                                                OF        AVERAGE    WEIGHTED   AVERAGE                   WEIGHTED
                                   NUMBER      AGGREGATE     MORTGAGE    PRINCIPAL    AVERAGE  REMAINING    WEIGHTED      AVERAGE
                                     OF        PRINCIPAL     LOANS IN     BALANCE     CURRENT   TERM TO     AVERAGE       ORIGINAL
RANGE OF MAXIMUM                  MORTGAGE      BALANCE        LOAN     OUTSTANDING  MORTGAGE   MATURITY  FICO CREDIT  LOAN-TO-VALUE
MORTGAGE RATES (%)                  LOANS     OUTSTANDING     GROUP 1       ($)      RATE (%)   (MONTHS)     SCORE       RATIO (%)
--------------------------------  --------  ---------------  --------  ------------  --------  ---------  -----------  -------------
10.251 - 10.750.................        6      2,294,672.78     0.30    382,445.46     8.943      359         689          86.78
10.751 - 11.250.................       17      7,425,464.30     0.98    436,792.02     7.789      418         720          86.20
11.251 - 11.750.................       17      9,446,358.31     1.24    555,668.14     5.589      411         720          74.98
11.751 - 12.250.................        1        467,337.76     0.06    467,337.76     8.625      479         732          80.00
12.251 - 12.750.................        1        432,630.26     0.06    432,630.26     8.750      358         672          72.00
12.751 - 13.250.................        2        476,686.19     0.06    238,343.10     9.047      358         670          84.48
                                    -----   ---------------   ------
   Total........................    1,187   $761,048,473.90   100.00%
                                    =====   ===============   ======

----------
(1) As of the cut-off date, the weighted average maximum mortgage rate of the Mortgage Loans in Loan Group 1 is approximately 9.987%.

                            MINIMUM MORTGAGE RATES(1)

                                                              PERCENT                           WEIGHTED
                                                                OF        AVERAGE    WEIGHTED   AVERAGE                   WEIGHTED
                                   NUMBER      AGGREGATE     MORTGAGE    PRINCIPAL    AVERAGE  REMAINING    WEIGHTED      AVERAGE
                                     OF        PRINCIPAL     LOANS IN     BALANCE     CURRENT   TERM TO     AVERAGE       ORIGINAL
RANGE OF                          MORTGAGE      BALANCE        LOAN     OUTSTANDING  MORTGAGE   MATURITY  FICO CREDIT  LOAN-TO-VALUE
MINIMUM MORTGAGE RATES (%)          LOANS     OUTSTANDING     GROUP 1       ($)      RATE (%)   (MONTHS)     SCORE       RATIO (%)
--------------------------------  --------  ---------------  --------  ------------  --------  ---------  -----------  -------------
0.901 - 1.400...................        2   $  1,228,000.00     0.16%   614,000.00     1.250      360         730          52.56
1.401 - 1.900...................        6      2,452,957.13     0.32    408,826.19     6.788      376         681          70.07
1.901 - 2.400...................       29     20,546,094.61     2.70    708,486.02     6.724      378         722          72.01
2.401 - 2.900...................      127     93,129,639.90    12.24    733,304.25     6.560      380         729          72.05
2.901 - 3.400...................      502    314,299,915.67    41.30    626,095.45     6.374      390         709          73.89
3.401 - 3.900...................      373    237,705,533.52    31.23    637,280.25     5.286      390         703          73.16
3.901 - 4.400...................      126     84,751,309.69    11.14    672,629.44     6.789      387         705          75.75
4.401 - 4.900...................       15      4,815,830.36     0.63    321,055.36     6.937      386         674          88.98
4.901 - 5.400...................        7      2,119,193.02     0.28    302,741.86     5.762      407         690          92.43
                                    -----   ---------------   ------
   Total........................    1,187   $761,048,473.90   100.00%
                                    =====   ===============   ======

----------
(1) As of the cut-off date, the weighted average minimum mortgage rate of the Mortgage Loans in Loan Group 1 is approximately 3.370%.

                          INITIAL RATE ADJUSTMENT DATES

                                                              PERCENT                           WEIGHTED
                                                                OF        AVERAGE    WEIGHTED   AVERAGE                   WEIGHTED
                                   NUMBER      AGGREGATE     MORTGAGE    PRINCIPAL    AVERAGE  REMAINING    WEIGHTED      AVERAGE
                                     OF        PRINCIPAL     LOANS IN     BALANCE     CURRENT   TERM TO     AVERAGE       ORIGINAL
                                  MORTGAGE      BALANCE        LOAN     OUTSTANDING  MORTGAGE   MATURITY  FICO CREDIT  LOAN-TO-VALUE
INITIAL RATE ADJUSTMENT DATE        LOANS     OUTSTANDING     GROUP 1       ($)      RATE (%)   (MONTHS)     SCORE       RATIO (%)
--------------------------------  --------  ---------------  --------  ------------  --------  ---------  -----------  -------------
June 1, 2005....................        1   $    177,164.08     0.02%    177,164.08    8.625      339         683          80.00
August 1, 2005..................        1      2,954,281.36     0.39   2,954,281.36    8.500      341         696          63.89
October 1, 2005.................        1        773,221.72     0.10     773,221.72    7.875      343         755          68.18
November 1, 2005................        1        445,674.60     0.06     445,674.60    7.875      344         762          80.00
January 1, 2006.................        1        180,053.35     0.02     180,053.35    8.375      346         673          80.00
February 1, 2006................        1        231,293.74     0.03     231,293.74    8.375      347         620          87.87
March 1, 2006...................        2      1,410,504.92     0.19     705,252.46    8.294      402         689          77.26
May 1, 2006.....................        3        905,802.16     0.12     301,934.05    8.481      350         689          79.08
June 1, 2006....................        2        737,268.97     0.10     368,634.49    8.418      430         704          79.24
July 1, 2006....................        1        659,879.71     0.09     659,879.71    8.000      352         735          52.80
August 1, 2006..................        6      5,679,399.56     0.75     946,566.59    8.181      381         717          75.73
September 1, 2006...............        4      1,473,612.08     0.19     368,403.02    8.343      354         691          78.16
October 1, 2006.................        9      6,796,885.80     0.89     755,209.53    8.292      382         727          73.01
November 1, 2006................       26     17,433,161.73     2.29     670,506.22    8.395      400         709          75.93

                                                              PERCENT                           WEIGHTED
                                                                OF        AVERAGE    WEIGHTED   AVERAGE                   WEIGHTED
                                   NUMBER      AGGREGATE     MORTGAGE    PRINCIPAL    AVERAGE  REMAINING    WEIGHTED      AVERAGE
                                     OF        PRINCIPAL     LOANS IN     BALANCE     CURRENT   TERM TO     AVERAGE       ORIGINAL
                                  MORTGAGE      BALANCE        LOAN     OUTSTANDING  MORTGAGE   MATURITY  FICO CREDIT  LOAN-TO-VALUE
INITIAL RATE ADJUSTMENT DATE        LOANS     OUTSTANDING     GROUP 1       ($)      RATE (%)   (MONTHS)     SCORE       RATIO (%)
--------------------------------  --------  ---------------  --------  ------------  --------  ---------  -----------  -------------
December 1, 2006................       52     27,565,350.89     3.62     530,102.90    8.433      375         708          76.61
January 1, 2007.................      116     91,054,820.99    11.96     784,955.35    8.340      388         714          72.89
February 1, 2007................      314    197,671,107.96    25.97     629,525.82    8.298      384         704          74.72
March 1, 2007...................      532    322,967,171.74    42.44     607,081.15    4.569      397         705          74.29
April 1, 2007...................       75     51,185,768.54     6.73     682,476.91    2.850      366         733          69.65
May 1, 2007.....................       37     29,526,750.00     3.88     798,020.27    2.041      364         730          66.10
June 1, 2007....................        2      1,219,300.00     0.16     609,650.00    1.868      360         756          73.09
                                    -----   ---------------   ------
   Total........................    1,187   $761,048,473.90   100.00%
                                    =====   ===============   ======

                        MAXIMUM NEGATIVE AMORTIZATION(1)

                                                              PERCENT                           WEIGHTED
                                                                OF        AVERAGE    WEIGHTED   AVERAGE                   WEIGHTED
                                   NUMBER      AGGREGATE     MORTGAGE    PRINCIPAL    AVERAGE  REMAINING    WEIGHTED      AVERAGE
                                     OF        PRINCIPAL     LOANS IN     BALANCE     CURRENT   TERM TO     AVERAGE       ORIGINAL
MAXIMUM NEGATIVE                  MORTGAGE      BALANCE        LOAN     OUTSTANDING  MORTGAGE   MATURITY  FICO CREDIT  LOAN-TO-VALUE
AMORTIZATION (%)                    LOANS     OUTSTANDING     GROUP 1       ($)      RATE (%)   (MONTHS)     SCORE       RATIO (%)
--------------------------------  --------  ---------------  --------  ------------  --------  ---------  -----------  -------------
110.............................       59   $ 38,441,676.61     5.05%   651,553.84     5.579      381         710          73.22
115.............................    1,128    722,606,797.29    94.95    640,608.86     6.136      388         709          73.72
                                    -----   ---------------   ------
   Total........................    1,187   $761,048,473.90   100.00%
                                    =====   ===============   ======

----------
(1)  Reflects maximum allowable percentage of original unpaid principal balance.

                        FIXED RATE PERIODS AT ORIGINATION

                                                              PERCENT                           WEIGHTED
                                                                OF        AVERAGE    WEIGHTED   AVERAGE                   WEIGHTED
                                   NUMBER      AGGREGATE     MORTGAGE    PRINCIPAL    AVERAGE  REMAINING    WEIGHTED      AVERAGE
                                     OF        PRINCIPAL     LOANS IN     BALANCE     CURRENT   TERM TO     AVERAGE       ORIGINAL
                                  MORTGAGE      BALANCE        LOAN     OUTSTANDING  MORTGAGE   MATURITY  FICO CREDIT  LOAN-TO-VALUE
FIXED RATE PERIOD (MONTHS)          LOANS     OUTSTANDING     GROUP 1       ($)      RATE (%)   (MONTHS)     SCORE       RATIO (%)
--------------------------------  --------  ---------------  --------  ------------  --------  ---------  -----------  -------------
1...............................    1,074   $677,725,885.36    89.05%   631,029.69     6.555      391         706          74.50
3...............................      113     83,322,588.54    10.95    737,368.04     2.473      362         735          67.12
                                    -----   ---------------   ------
   Total........................    1,187   $761,048,473.90   100.00%
                                    =====   ===============   ======

                    PREPAYMENT CHARGE PERIODS AT ORIGINATION

                                                              PERCENT                           WEIGHTED
                                                                OF        AVERAGE    WEIGHTED   AVERAGE                   WEIGHTED
                                   NUMBER      AGGREGATE     MORTGAGE    PRINCIPAL    AVERAGE  REMAINING    WEIGHTED      AVERAGE
                                     OF        PRINCIPAL     LOANS IN     BALANCE     CURRENT   TERM TO     AVERAGE       ORIGINAL
PREPAYMENT CHARGE                 MORTGAGE      BALANCE        LOAN     OUTSTANDING  MORTGAGE   MATURITY  FICO CREDIT  LOAN-TO-VALUE
PERIOD (MONTHS)                     LOANS     OUTSTANDING     GROUP 1       ($)      RATE (%)   (MONTHS)     SCORE       RATIO (%)
--------------------------------  --------  ---------------  --------  ------------  --------  ---------  -----------  -------------
0...............................      235   $170,935,328.21    22.46%   727,384.38     4.913      378         724          69.91
12..............................      508    358,871,211.93    47.15    706,439.39     6.856      381         710          74.44
30..............................        1        433,432.82     0.06    433,432.82     7.875      358         661          64.63
36..............................      443    230,808,500.94    30.33    521,012.42     5.825      405         697          75.35
                                    -----   ---------------   ------
   Total........................    1,187   $761,048,473.90   100.00%
                                    =====   ===============   ======

                         INITIAL PAYMENT RECAST PERIODS

                                                              PERCENT                           WEIGHTED
                                                                OF        AVERAGE    WEIGHTED   AVERAGE                   WEIGHTED
                                   NUMBER      AGGREGATE     MORTGAGE    PRINCIPAL    AVERAGE  REMAINING    WEIGHTED      AVERAGE
                                     OF        PRINCIPAL     LOANS IN     BALANCE     CURRENT   TERM TO     AVERAGE       ORIGINAL
INITIAL PAYMENT RECAST            MORTGAGE      BALANCE        LOAN     OUTSTANDING  MORTGAGE   MATURITY  FICO CREDIT  LOAN-TO-VALUE
PERIOD (MONTHS)                     LOANS     OUTSTANDING     GROUP 1       ($)      RATE (%)   (MONTHS)     SCORE       RATIO (%)
--------------------------------  --------  ---------------  --------  ------------  --------  ---------  -----------  -------------
60..............................      385   $225,782,014.72    29.67%   586,446.79     6.470      386         716          73.43
120.............................      802    535,266,459.18    70.33    667,414.54     5.955      389         706          73.80
                                    -----   ---------------   ------
   Total........................    1,187   $761,048,473.90   100.00%
                                    =====   ===============   ======

                               SUB-LOAN GROUP X-1

                                  LOAN PROGRAM

                                                              PERCENT
                                                                OF                              WEIGHTED
                                                             MORTGAGE     AVERAGE    WEIGHTED   AVERAGE                   WEIGHTED
                                   NUMBER      AGGREGATE     LOANS IN    PRINCIPAL    AVERAGE  REMAINING    WEIGHTED      AVERAGE
                                     OF        PRINCIPAL     SUB-LOAN     BALANCE     CURRENT   TERM TO     AVERAGE       ORIGINAL
                                  MORTGAGE      BALANCE        GROUP    OUTSTANDING  MORTGAGE   MATURITY  FICO CREDIT  LOAN-TO-VALUE
TYPE OF PROGRAM                     LOANS     OUTSTANDING       X-1         ($)      RATE (%)   (MONTHS)     SCORE       RATIO (%)
--------------------------------  --------  ---------------  --------  ------------  --------  ---------  -----------  -------------
One-Year MTA....................     347    $187,297,928.37   100.00%   539,763.48     5.349      410         697          74.87
                                     ---    ---------------   ------
   Total........................     347    $187,297,928.37   100.00%
                                     ===    ===============   ======

                            CURRENT MORTGAGE RATES(1)

                                                              PERCENT
                                                                OF                              WEIGHTED
                                                             MORTGAGE     AVERAGE    WEIGHTED   AVERAGE                   WEIGHTED
                                   NUMBER      AGGREGATE     LOANS IN    PRINCIPAL    AVERAGE  REMAINING    WEIGHTED      AVERAGE
                                     OF        PRINCIPAL     SUB-LOAN     BALANCE     CURRENT   TERM TO     AVERAGE       ORIGINAL
RANGE OF CURRENT MORTGAGE         MORTGAGE      BALANCE        GROUP    OUTSTANDING  MORTGAGE   MATURITY  FICO CREDIT  LOAN-TO-VALUE
RATES (AS SO ADJUSTED) (%)          LOANS     OUTSTANDING       X-1         ($)      RATE (%)   (MONTHS)     SCORE       RATIO (%)
--------------------------------  --------  ---------------  --------  ------------  --------  ---------  -----------  -------------
4.750 and Below.................     165    $ 83,305,135.73    44.48%   504,879.61     1.800      412         699          73.83
6.251 - 6.750...................       3       1,196,500.00     0.64    398,833.33     6.614      415         678          67.81
6.751 - 7.250...................       5       2,380,600.00     1.27    476,120.00     7.140      400         730          74.20
7.251 - 7.750...................      22      14,336,519.41     7.65    651,659.97     7.611      414         709          76.00
7.751 - 8.250...................      76      42,532,321.85    22.71    559,635.81     8.128      400         705          73.69
8.251 - 8.750...................      74      43,135,760.68    23.03    582,915.68     8.540      417         679          77.86
8.751 and Above.................       2         411,090.70     0.22    205,545.35     9.044      356         692          80.00
                                     ---    ---------------   ------
   Total........................     347    $187,297,928.37   100.00%
                                     ===    ===============   ======

----------
(1) The lender acquired mortgage insurance mortgage loans are shown in the preceding table net of the interest premium charge by the related lenders. As of the cut-off date, the weighted average current mortgage rate of the Mortgage Loans in Sub-Loan Group X-1 (as so adjusted) is expected to be approximately 5.322% per annum. Without the adjustment, the weighted average current mortgage rate of the Mortgage Loans in Sub-Loan Group X-1 is expected to be approximately 5.349% per annum.

                   CURRENT MORTGAGE LOAN PRINCIPAL BALANCES(1)

                                                              PERCENT
                                                                OF                              WEIGHTED
                                                             MORTGAGE     AVERAGE    WEIGHTED   AVERAGE                   WEIGHTED
                                   NUMBER      AGGREGATE     LOANS IN    PRINCIPAL    AVERAGE  REMAINING    WEIGHTED      AVERAGE
                                     OF        PRINCIPAL     SUB-LOAN     BALANCE     CURRENT   TERM TO     AVERAGE       ORIGINAL
RANGE OF CURRENT MORTGAGE         MORTGAGE      BALANCE        GROUP    OUTSTANDING  MORTGAGE   MATURITY  FICO CREDIT  LOAN-TO-VALUE
LOAN PRINCIPAL BALANCES ($)         LOANS     OUTSTANDING       X-1         ($)      RATE (%)   (MONTHS)     SCORE       RATIO (%)
--------------------------------  --------  ---------------  --------  ------------  --------  ---------  -----------  -------------
50,000.01 - 100,000.00..........       2    $    169,130.00     0.09%     84,565.00    2.437      415         682          79.71
100,000.01 - 150,000.00.........      13       1,687,015.40     0.90     129,770.42    4.878      430         676          82.09
150,000.01 - 200,000.00.........      11       1,941,844.34     1.04     176,531.30    5.542      446         665          76.08
200,000.01 - 250,000.00.........      17       3,810,911.48     2.03     224,171.26    5.092      403         690          79.46
250,000.01 - 300,000.00.........      24       6,653,219.14     3.55     277,217.46    5.283      410         669          75.12
300,000.01 - 350,000.00.........      24       7,873,138.97     4.20     328,047.46    7.077      444         678          78.34
350,000.01 - 400,000.00.........      19       7,298,071.36     3.90     384,109.02    4.783      411         673          80.08
400,000.01 - 450,000.00.........      30      13,049,291.25     6.97     434,976.38    5.069      411         694          77.39
450,000.01 - 500,000.00.........      48      23,011,096.72    12.29     479,397.85    4.552      402         711          75.59
500,000.01 - 550,000.00.........      37      19,278,877.72    10.29     521,050.75    4.697      408         705          76.37
550,000.01 - 600,000.00.........      33      19,021,179.87    10.16     576,399.39    5.777      385         691          74.74
600,000.01 - 650,000.00.........      32      20,265,358.46    10.82     633,292.45    5.264      423         702          77.07
650,000.01 - 700,000.00.........       5       3,365,986.29     1.80     673,197.26    6.751      431         689          66.96
700,000.01 - 750,000.00.........       7       5,141,682.15     2.75     734,526.02    5.166      377         707          74.30
750,000.01 - 1,000,000.00.......      26      22,687,323.66    12.11     872,589.37    5.183      433         690          72.60
1,000,000.01 - 1,500,000.00.....      10      12,710,094.24     6.79   1,271,009.42    3.414      386         702          65.85

                                                              PERCENT
                                                                OF                              WEIGHTED
                                                             MORTGAGE     AVERAGE    WEIGHTED   AVERAGE                   WEIGHTED
                                   NUMBER      AGGREGATE     LOANS IN    PRINCIPAL    AVERAGE  REMAINING    WEIGHTED      AVERAGE
                                     OF        PRINCIPAL     SUB-LOAN     BALANCE     CURRENT   TERM TO     AVERAGE       ORIGINAL
RANGE OF CURRENT MORTGAGE         MORTGAGE      BALANCE        GROUP    OUTSTANDING  MORTGAGE   MATURITY  FICO CREDIT  LOAN-TO-VALUE
LOAN PRINCIPAL BALANCES ($)         LOANS     OUTSTANDING       X-1         ($)      RATE (%)   (MONTHS)     SCORE       RATIO (%)
--------------------------------  --------  ---------------  --------  ------------  --------  ---------  -----------  -------------
1,500,000.01 - 2,000,000.00.....       5       8,169,945.80     4.36   1,633,989.16    6.728      405         700          73.51
Greater than 2,000,000.00.......       4      11,163,761.52     5.96   2,790,940.38    8.416      413         708          73.65
                                     ---    ---------------   ------
   Total........................     347    $187,297,928.37   100.00%
                                     ===    ===============   ======

----------
(1) As of the cut-off date, the average current mortgage loan principal balance of the Mortgage Loans in Sub-Loan Group X-1 is approximately $539,763.

                              FICO CREDIT SCORES(1)

                                                              PERCENT
                                                                OF                              WEIGHTED
                                                             MORTGAGE     AVERAGE    WEIGHTED   AVERAGE                   WEIGHTED
                                   NUMBER      AGGREGATE     LOANS IN    PRINCIPAL    AVERAGE  REMAINING    WEIGHTED      AVERAGE
                                     OF        PRINCIPAL     SUB-LOAN     BALANCE     CURRENT   TERM TO     AVERAGE       ORIGINAL
                                  MORTGAGE      BALANCE        GROUP    OUTSTANDING  MORTGAGE   MATURITY  FICO CREDIT  LOAN-TO-VALUE
RANGE OF FICO CREDIT SCORES         LOANS     OUTSTANDING       X-1         ($)      RATE (%)   (MONTHS)     SCORE       RATIO (%)
--------------------------------  --------  ---------------  --------  ------------  --------  ---------  -----------  -------------
659 and Below...................      82    $ 37,260,326.08    19.89%   454,394.22     5.269      412         642          73.99
660-679.........................      57      28,058,721.92    14.98    492,258.28     6.273      412         668          75.25
680-699.........................      85      47,566,791.85    25.40    559,609.32     5.632      411         690          75.70
700-719.........................      40      25,251,927.58    13.48    631,298.19     4.863      409         708          74.98
720 and Above...................      83      49,160,160.94    26.25    592,291.10     4.857      408         752          74.47
                                     ---    ---------------   ------
   Total........................     347    $187,297,928.37   100.00%
                                     ===    ===============   ======

----------
(1) As of the cut-off date, the weighted average FICO Credit Score of the mortgagors related to the Mortgage Loans in Sub-Loan Group X-1 is approximately 697.

                             DOCUMENTATION PROGRAMS

                                                              PERCENT
                                                                OF                              WEIGHTED
                                                             MORTGAGE     AVERAGE    WEIGHTED   AVERAGE                   WEIGHTED
                                   NUMBER      AGGREGATE     LOANS IN    PRINCIPAL    AVERAGE  REMAINING    WEIGHTED      AVERAGE
                                     OF        PRINCIPAL     SUB-LOAN     BALANCE     CURRENT   TERM TO     AVERAGE       ORIGINAL
                                  MORTGAGE      BALANCE        GROUP    OUTSTANDING  MORTGAGE   MATURITY  FICO CREDIT  LOAN-TO-VALUE
DOCUMENTATION PROGRAM               LOANS     OUTSTANDING       X-1         ($)      RATE (%)   (MONTHS)     SCORE       RATIO (%)
--------------------------------  --------  ---------------  --------  ------------  --------  ---------  -----------  -------------
Alternative.....................       3    $  1,472,165.49     0.79%   490,721.83     4.301      434         718          77.48
CLUES Plus......................       1         180,758.19     0.10    180,758.19     7.750      359         698          80.00
Full............................      22       8,905,405.31     4.75    404,791.15     5.570      386         692          79.48
No Ratio........................       6       1,988,422.78     1.06    331,403.80     6.840      435         681          78.67
No Income/No Asset..............       1         300,000.00     0.16    300,000.00     1.500      480         757          39.47
Reduced.........................     288     161,656,064.16    86.31    561,305.78     5.420      410         696          74.86
Stated Income/Stated Asset......      26      12,795,112.44     6.83    492,119.71     4.234      424         702          71.63
                                     ---    ---------------   ------
   Total........................     347    $187,297,928.37   100.00%
                                     ===    ===============   ======

                       ORIGINAL LOAN-TO-VALUE RATIOS(1)(2)

                                                              PERCENT
                                                                OF                              WEIGHTED
                                                             MORTGAGE     AVERAGE    WEIGHTED   AVERAGE                   WEIGHTED
                                   NUMBER      AGGREGATE     LOANS IN    PRINCIPAL    AVERAGE  REMAINING    WEIGHTED      AVERAGE
                                     OF        PRINCIPAL     SUB-LOAN     BALANCE     CURRENT   TERM TO     AVERAGE       ORIGINAL
RANGE OF ORIGINAL                 MORTGAGE      BALANCE        GROUP    OUTSTANDING  MORTGAGE   MATURITY  FICO CREDIT  LOAN-TO-VALUE
LOAN-TO-VALUE RATIOS (%)            LOANS     OUTSTANDING       X-1         ($)      RATE (%)   (MONTHS)     SCORE       RATIO (%)
--------------------------------  --------  ---------------  --------  ------------  --------  ---------  -----------  -------------
50.00 and Below.................      13    $  7,894,811.84     4.22%    607,293.22    3.894      394         690          42.33
50.01 - 55.00...................       3       2,036,578.71     1.09     678,859.57    6.293      418         695          54.22
55.01 - 60.00...................       9       5,562,500.00     2.97     618,055.56    4.150      397         688          58.51
60.01 - 65.00...................      10      10,162,707.99     5.43   1,016,270.80    5.657      359         712          63.51

                                                              PERCENT
                                                                OF                              WEIGHTED
                                                             MORTGAGE     AVERAGE    WEIGHTED   AVERAGE                   WEIGHTED
                                   NUMBER      AGGREGATE     LOANS IN    PRINCIPAL    AVERAGE  REMAINING    WEIGHTED      AVERAGE
                                     OF        PRINCIPAL     SUB-LOAN     BALANCE     CURRENT   TERM TO     AVERAGE       ORIGINAL
RANGE OF ORIGINAL                 MORTGAGE      BALANCE        GROUP    OUTSTANDING  MORTGAGE   MATURITY  FICO CREDIT  LOAN-TO-VALUE
LOAN-TO-VALUE RATIOS (%)            LOANS     OUTSTANDING       X-1         ($)      RATE (%)   (MONTHS)     SCORE       RATIO (%)
--------------------------------  --------  ---------------  --------  ------------  --------  ---------  -----------  -------------
65.01 - 70.00...................      38      18,757,964.38    10.02     493,630.64    4.484      411         699          68.91
70.01 - 75.00...................      44      31,258,839.15    16.69     710,428.16    5.499      426         703          74.17
75.01 - 80.00...................     200     102,807,216.94    54.89     514,036.08    5.423      410         694          79.73
80.01 - 85.00...................       4         935,960.35     0.50     233,990.09    5.671      446         660          84.26
85.01 - 90.00...................      15       4,908,346.75     2.62     327,223.12    7.416      450         693          89.64
90.01 - 95.00...................      11       2,973,002.26     1.59     270,272.93    7.530      416         690          94.30
                                     ---    ---------------   ------
   Total........................     347    $187,297,928.37   100.00%
                                     ===    ===============   ======

----------
(1) As of the cut-off date, the weighted average original Loan-to-Value Ratio of the Mortgage Loans in Sub-Loan Group X-1 is approximately 74.87%.

(2) Does not take into account any secondary financing on the Mortgage Loans in Sub-Loan Group X-1 that may exist at the time of origination.

                  ORIGINAL COMBINED LOAN-TO-VALUE RATIOS(1)(2)

                                                              PERCENT
                                                                OF                              WEIGHTED
                                                             MORTGAGE     AVERAGE    WEIGHTED   AVERAGE                   WEIGHTED
                                   NUMBER      AGGREGATE     LOANS IN    PRINCIPAL    AVERAGE  REMAINING    WEIGHTED      AVERAGE
                                     OF        PRINCIPAL     SUB-LOAN     BALANCE     CURRENT   TERM TO     AVERAGE       ORIGINAL
RANGE OF ORIGINAL COMBINED        MORTGAGE      BALANCE        GROUP    OUTSTANDING  MORTGAGE   MATURITY  FICO CREDIT  LOAN-TO-VALUE
LOAN-TO-VALUE RATIOS (%)            LOANS     OUTSTANDING       X-1         ($)      RATE (%)   (MONTHS)     SCORE       RATIO (%)
--------------------------------  --------  ---------------  --------  ------------  --------  ---------  -----------  -------------
50.00 and Below.................      13    $  7,894,811.84     4.22%   607,293.22     3.894      394         690          42.33
50.01 - 55.00...................       3       2,036,578.71     1.09    678,859.57     6.293      418         695          54.22
55.01 - 60.00...................       8       4,962,500.00     2.65    620,312.50     3.684      401         686          58.33
60.01 - 65.00...................       8       7,243,494.50     3.87    905,436.81     6.087      359         701          64.04
65.01 - 70.00...................      23      13,647,819.90     7.29    593,383.47     4.850      399         717          68.17
70.01 - 75.00...................      23      17,494,549.30     9.34    760,632.58     4.938      420         704          73.96
75.01 - 80.00...................      95      53,420,275.64    28.52    562,318.69     5.381      413         699          78.53
80.01 - 85.00...................      18       8,565,224.27     4.57    475,845.79     4.143      427         675          75.28
85.01 - 90.00...................     144      68,625,242.92    36.64    476,564.19     5.744      414         693          79.36
90.01 - 95.00...................      12       3,407,431.29     1.82    283,952.61     7.686      409         687          92.47
                                     ---    ---------------   ------
   Total........................     347    $187,297,928.37   100.00%
                                     ===    ===============   ======

----------
(1) As of the cut-off date, the weighted average original Combined Loan-to-Value Ratio of the Mortgage Loans in Sub-Loan Group X-1 is approximately 79.44%.

(2) Takes into account any secondary financing on the Mortgage Loans in Sub-Loan Group X-1 that may exist at the time of origination.

                  STATE DISTRIBUTION OF MORTGAGED PROPERTIES(1)

                                                              PERCENT
                                                                OF                              WEIGHTED
                                                             MORTGAGE     AVERAGE    WEIGHTED   AVERAGE                   WEIGHTED
                                   NUMBER      AGGREGATE     LOANS IN    PRINCIPAL    AVERAGE  REMAINING    WEIGHTED      AVERAGE
                                     OF        PRINCIPAL     SUB-LOAN     BALANCE     CURRENT   TERM TO     AVERAGE       ORIGINAL
                                  MORTGAGE      BALANCE        GROUP    OUTSTANDING  MORTGAGE   MATURITY  FICO CREDIT  LOAN-TO-VALUE
STATE                               LOANS     OUTSTANDING       X-1         ($)      RATE (%)   (MONTHS)     SCORE       RATIO (%)
--------------------------------  --------  ---------------  --------  ------------  --------  ---------  -----------  -------------
California......................     187    $101,903,166.21    54.41%   544,936.72     5.661      419         694          75.78
Florida.........................      54      21,970,054.45    11.73    406,852.86     4.881      423         695          77.15
New York........................      20      14,666,702.38     7.83    733,335.12     4.480      402         717          68.36
Virginia........................       7       5,947,627.43     3.18    849,661.06     5.543      372         686          73.21
Nevada..........................       9       4,508,007.65     2.41    500,889.74     6.654      398         695          76.26
Other...........................      70      38,302,370.25    20.45    547,176.72     4.935      391         698          73.71
                                     ---    ---------------   ------
   Total........................     347    $187,297,928.37   100.00%
                                     ===    ===============   ======

----------
(1) The Other row in the preceding table includes 24 other states with under 2% concentrations individually. As of the cut-off date, no more than approximately 1.615% of the Mortgage Loans in Sub-Loan Group X-1 will be secured by mortgaged properties located in any one postal zip code area.

                                  LOAN PURPOSE

                                                              PERCENT
                                                                OF                              WEIGHTED
                                                             MORTGAGE     AVERAGE    WEIGHTED   AVERAGE                   WEIGHTED
                                   NUMBER      AGGREGATE     LOANS IN    PRINCIPAL    AVERAGE  REMAINING    WEIGHTED      AVERAGE
                                     OF        PRINCIPAL     SUB-LOAN     BALANCE     CURRENT   TERM TO     AVERAGE       ORIGINAL
                                  MORTGAGE      BALANCE        GROUP    OUTSTANDING  MORTGAGE   MATURITY  FICO CREDIT  LOAN-TO-VALUE
LOAN PURPOSE                        LOANS     OUTSTANDING       X-1         ($)      RATE (%)   (MONTHS)     SCORE       RATIO (%)
--------------------------------  --------  ---------------  --------  ------------  --------  ---------  -----------  -------------
Purchase........................      70    $ 36,876,714.27    19.69%   526,810.20     5.808      416         710          79.33
Refinance (Rate/Term)...........     152      70,575,972.42    37.68    464,315.61     4.878      410         686          75.83
Refinance (Cash-Out)............     125      79,845,241.68    42.63    638,761.93     5.553      408         700          71.96
                                     ---    ---------------   ------
   Total........................     347    $187,297,928.37   100.00%
                                     ===    ===============   ======

                        TYPES OF MORTGAGED PROPERTIES(1)

                                                              PERCENT
                                                                OF                              WEIGHTED
                                                             MORTGAGE     AVERAGE    WEIGHTED   AVERAGE                   WEIGHTED
                                   NUMBER      AGGREGATE     LOANS IN    PRINCIPAL    AVERAGE  REMAINING    WEIGHTED      AVERAGE
                                     OF        PRINCIPAL     SUB-LOAN     BALANCE     CURRENT   TERM TO     AVERAGE       ORIGINAL
                                  MORTGAGE      BALANCE        GROUP    OUTSTANDING  MORTGAGE   MATURITY  FICO CREDIT  LOAN-TO-VALUE
PROPERTY TYPE                       LOANS     OUTSTANDING       X-1         ($)      RATE (%)   (MONTHS)     SCORE       RATIO (%)
--------------------------------  --------  ---------------  --------  ------------  --------  ---------  -----------  -------------
2 to 4 Family Residence.........      20    $ 12,365,526.09     6.60%    618,276.30    4.910      416         704          73.24
Condominium.....................      45      19,112,027.88    10.20     424,711.73    5.250      407         710          75.79
Cooperative.....................       2       2,040,000.00     1.09   1,020,000.00    1.132      360         727          36.05
Planned Unit Development........      54      33,925,497.96    18.11     628,249.96    5.362      416         697          75.47
Single Family Residence.........     226     119,854,876.44    63.99     530,331.31    5.477      410         693          75.38
                                     ---    ---------------   ------
   Total........................     347    $187,297,928.37   100.00%
                                     ===    ===============   ======

----------
(1)  Treated as real property.

                               OCCUPANCY TYPES(1)

                                                              PERCENT
                                                                OF                              WEIGHTED
                                                             MORTGAGE     AVERAGE    WEIGHTED   AVERAGE                   WEIGHTED
                                   NUMBER      AGGREGATE     LOANS IN    PRINCIPAL    AVERAGE  REMAINING    WEIGHTED      AVERAGE
                                     OF        PRINCIPAL     SUB-LOAN     BALANCE     CURRENT   TERM TO     AVERAGE       ORIGINAL
                                  MORTGAGE      BALANCE        GROUP    OUTSTANDING  MORTGAGE   MATURITY  FICO CREDIT  LOAN-TO-VALUE
OCCUPANCY TYPE                      LOANS     OUTSTANDING       X-1         ($)      RATE (%)   (MONTHS)     SCORE       RATIO (%)
--------------------------------  --------  ---------------  --------  ------------  --------  ---------  -----------  -------------
Primary Residence...............     283    $160,675,046.11    85.79%   567,756.35     5.380      411         696          75.01
Investment Property.............      39      14,096,759.00     7.53    361,455.36     5.947      419         694          73.12
Secondary Residence.............      25      12,526,123.26     6.69    501,044.93     4.269      394         701          75.02
                                     ---    ---------------   ------
   Total........................     347    $187,297,928.37   100.00%
                                     ===    ===============   ======

----------
(1) Based upon representations of the related borrowers at the time of origination.

                         REMAINING TERMS TO MATURITY(1)

                                                              PERCENT
                                                                OF
                                                             MORTGAGE     AVERAGE    WEIGHTED                  WEIGHTED
                                   NUMBER      AGGREGATE     LOANS IN    PRINCIPAL    AVERAGE    WEIGHTED      AVERAGE
                                     OF        PRINCIPAL     SUB-LOAN     BALANCE     CURRENT    AVERAGE       ORIGINAL
REMAINING TERM                    MORTGAGE      BALANCE        GROUP    OUTSTANDING  MORTGAGE  FICO CREDIT  LOAN-TO-VALUE
TO MATURITY (MONTHS)                LOANS     OUTSTANDING       X-1         ($)      RATE (%)     SCORE       RATIO (%)
--------------------------------  --------  ---------------  --------  ------------  --------  -----------  -------------
341........................            1    $  2,954,281.36     1.58%  2,954,281.36    8.500       696          63.89
350........................            1         578,884.96     0.31     578,884.96    8.375       695          75.00
353........................            3       4,350,212.90     2.32   1,450,070.97    8.047       734          73.87
355........................            2         666,045.87     0.36     333,022.94    8.637       766          87.81

                                                              PERCENT
                                                                OF
                                                             MORTGAGE     AVERAGE    WEIGHTED                  WEIGHTED
                                   NUMBER      AGGREGATE     LOANS IN    PRINCIPAL    AVERAGE    WEIGHTED      AVERAGE
                                     OF        PRINCIPAL     SUB-LOAN     BALANCE     CURRENT    AVERAGE       ORIGINAL
REMAINING TERM                    MORTGAGE      BALANCE        GROUP    OUTSTANDING  MORTGAGE  FICO CREDIT  LOAN-TO-VALUE
TO MATURITY (MONTHS)                LOANS     OUTSTANDING       X-1         ($)      RATE (%)     SCORE       RATIO (%)
--------------------------------  --------  ---------------  --------  ------------  --------  -----------  -------------
356........................            2         819,555.44     0.44     409,777.72    8.125       723          78.12
357........................            6       3,111,419.97     1.66     518,570.00    8.277       699          75.87
358........................            7       2,991,546.35     1.60     427,363.76    7.098       710          79.20
359........................           34      17,535,709.57     9.36     515,756.16    7.333       700          73.55
360........................          138      74,103,959.00    39.56     536,985.21    4.264       695          73.86
471........................            1         486,046.94     0.26     486,046.94    8.375       729          80.00
473........................            2         806,052.70     0.43     403,026.35    8.696       671          83.04
475........................            1       1,518,232.31     0.81   1,518,232.31    7.375       695          68.18
476........................            1       2,684,820.42     1.43   2,684,820.42    8.500       688          79.02
477........................            5       2,528,824.97     1.35     505,764.99    8.565       688          73.59
478........................            3       3,977,826.97     2.12   1,325,942.32    8.526       729          74.24
479........................           17       8,923,603.64     4.76     524,917.86    8.355       688          77.32
480........................          123      59,260,905.00    31.64     481,795.98    4.348       693          76.24
                                     ---    ---------------   ------
   Total.....................        347    $187,297,928.37   100.00%
                                     ===    ===============   ======

----------
(1) As of the cut-off date, the weighted average remaining term to maturity of the Mortgage Loans in Sub-Loan Group X-1 is approximately 410 months.

                                GROSS MARGINS(1)

                                                              PERCENT
                                                                OF                              WEIGHTED
                                                             MORTGAGE     AVERAGE    WEIGHTED   AVERAGE                   WEIGHTED
                                   NUMBER      AGGREGATE     LOANS IN    PRINCIPAL    AVERAGE  REMAINING    WEIGHTED      AVERAGE
                                     OF        PRINCIPAL     SUB-LOAN     BALANCE     CURRENT   TERM TO     AVERAGE       ORIGINAL
                                  MORTGAGE      BALANCE        GROUP    OUTSTANDING  MORTGAGE   MATURITY  FICO CREDIT  LOAN-TO-VALUE
RANGE OF GROSS MARGINS (%)          LOANS     OUTSTANDING       X-1         ($)      RATE (%)   (MONTHS)     SCORE       RATIO (%)
--------------------------------  --------  ---------------  --------  ------------  --------  ---------  -----------  -------------
0.901 - 1.400...................       2    $  1,228,000.00     0.66%   614,000.00     1.250       360        730          52.56
1.401 - 1.900...................       2         801,000.00     0.43    400,500.00     6.547       383        673          61.84
1.901 - 2.400...................       7       4,171,100.00     2.23    595,871.43     5.050       394        717          70.62
2.401 - 2.900...................      24      15,773,552.36     8.42    657,231.35     6.581       413        708          75.64
2.901 - 3.400...................     128      71,144,612.74    37.98    555,817.29     5.305       401        709          72.30
3.401 - 3.900...................     166      88,261,348.06    47.12    531,694.87     5.188       420        684          76.60
3.901 - 4.400...................       9       3,338,515.21     1.78    370,946.13     5.386       396        695          83.24
4.401 - 4.900...................       6       1,772,250.00     0.95    295,375.00     7.225       390        679          93.05
4.901 - 5.400...................       3         807,550.00     0.43    269,183.33     4.973       396        660          91.95
                                     ---    ---------------   ------
   Total........................     347    $187,297,928.37   100.00%
                                     ===    ===============   ======

----------
(1) As of the cut-off date, the weighted average gross margin of the Mortgage Loans in Sub-Loan Group X-1 is approximately 3.343%.

                            MAXIMUM MORTGAGE RATES(1)

                                                              PERCENT
                                                                OF                              WEIGHTED
                                                             MORTGAGE     AVERAGE    WEIGHTED   AVERAGE                   WEIGHTED
                                   NUMBER      AGGREGATE     LOANS IN    PRINCIPAL    AVERAGE  REMAINING    WEIGHTED      AVERAGE
                                     OF        PRINCIPAL     SUB-LOAN     BALANCE     CURRENT   TERM TO     AVERAGE       ORIGINAL
RANGE OF                          MORTGAGE      BALANCE        GROUP    OUTSTANDING  MORTGAGE   MATURITY  FICO CREDIT  LOAN-TO-VALUE
MAXIMUM MORTGAGE RATES (%)          LOANS     OUTSTANDING       X-1         ($)      RATE (%)   (MONTHS)     SCORE       RATIO (%)
--------------------------------  --------  ---------------  --------  ------------  --------  ---------  -----------  -------------
9.751 - 10.250..................     333    $182,529,643.73    97.45%   548,137.07     5.285      410         697          74.43
10.752 - 11.250.................       7       2,584,195.59     1.38    369,170.80     8.013      452         689          90.38
11.251 - 11.750.................       7       2,184,089.05     1.17    312,012.72     7.509      394         679          93.53
                                     ---    ---------------   ------
   Total........................     347    $187,297,928.37   100.00%
                                     ===    ===============   ======

----------
(1) As of the cut-off date, the weighted average maximum mortgage rate of the Mortgage Loans in Sub-Loan Group X-1 is approximately 9.983%.

                            MINIMUM MORTGAGE RATES(1)

                                                              PERCENT
                                                                OF                              WEIGHTED
                                                             MORTGAGE     AVERAGE    WEIGHTED   AVERAGE                   WEIGHTED
                                   NUMBER      AGGREGATE     LOANS IN    PRINCIPAL    AVERAGE  REMAINING    WEIGHTED      AVERAGE
                                     OF        PRINCIPAL     SUB-LOAN     BALANCE     CURRENT   TERM TO     AVERAGE       ORIGINAL
RANGE OF                          MORTGAGE      BALANCE        GROUP    OUTSTANDING  MORTGAGE   MATURITY  FICO CREDIT  LOAN-TO-VALUE
MINIMUM MORTGAGE RATES (%)          LOANS     OUTSTANDING       X-1         ($)      RATE (%)   (MONTHS)     SCORE       RATIO (%)
--------------------------------  --------  ---------------  --------  ------------  --------  ---------  -----------  -------------
0.901 - 1.400...................       2    $  1,228,000.00     0.66%   614,000.00     1.250      360         730          52.56
1.401 - 1.900...................       2         801,000.00     0.43    400,500.00     6.547      383         673          61.84
1.901 - 2.400...................       7       4,171,100.00     2.23    595,871.43     5.050      394         717          70.62
2.401 - 2.900...................      24      15,773,552.36     8.42    657,231.35     6.581      413         708          75.64
2.901 - 3.400...................     128      71,144,612.74    37.98    555,817.29     5.305      401         709          72.30
3.401 - 3.900...................     166      88,261,348.06    47.12    531,694.87     5.188      420         684          76.60
3.901 - 4.400...................       9       3,338,515.21     1.78    370,946.13     5.386      396         695          83.24
4.401 - 4.900...................       6       1,772,250.00     0.95    295,375.00     7.225      390         679          93.05
4.901 - 5.400...................       3         807,550.00     0.43    269,183.33     4.973      396         660          91.95
                                     ---    ---------------   ------
   Total........................     347    $187,297,928.37   100.00%
                                     ===    ===============   ======

----------
(1) As of the cut-off date, the weighted average minimum mortgage rate of the Mortgage Loans in Sub-Loan Group X-1 is approximately 3.343%.

                          INITIAL RATE ADJUSTMENT DATES

                                                              PERCENT
                                                                OF                              WEIGHTED
                                                             MORTGAGE     AVERAGE    WEIGHTED   AVERAGE                   WEIGHTED
                                   NUMBER      AGGREGATE     LOANS IN    PRINCIPAL    AVERAGE  REMAINING    WEIGHTED      AVERAGE
                                     OF        PRINCIPAL     SUB-LOAN     BALANCE     CURRENT   TERM TO     AVERAGE       ORIGINAL
                                  MORTGAGE      BALANCE        GROUP    OUTSTANDING  MORTGAGE   MATURITY  FICO CREDIT  LOAN-TO-VALUE
INITIAL RATE ADJUSTMENT DATE        LOANS     OUTSTANDING       X-1         ($)      RATE (%)   (MONTHS)     SCORE       RATIO (%)
--------------------------------  --------  ---------------  --------  ------------  --------  ---------  -----------  -------------
August 1, 2005..................       1    $  2,954,281.36     1.58%  2,954,281.36    8.500      341         696          63.89
May 1, 2006.....................       1         578,884.96     0.31     578,884.96    8.375      350         695          75.00
June 1, 2006....................       1         486,046.94     0.26     486,046.94    8.375      471         729          80.00
August 1, 2006..................       5       5,156,265.60     2.75   1,031,253.12    8.148      372         724          75.30
October 1, 2006.................       3       2,184,278.18     1.17     728,092.73    7.760      438         717          74.17
November 1, 2006................       3       3,504,375.86     1.87   1,168,125.29    8.412      448         694          78.81
December 1, 2006................      11       5,640,244.94     3.01     512,749.54    8.406      411         694          74.85
January 1, 2007.................       9       6,332,081.35     3.38     703,564.59    8.534      433         717          76.00
February 1, 2007................      48      24,251,692.45    12.95     505,243.59    8.179      403         694          74.85
March 1, 2007...................     239     122,428,005.97    65.37     512,251.07    4.412      415         694          75.27
April 1, 2007...................      12       6,021,620.76     3.21     501,801.73    3.614      396         689          70.19
May 1, 2007.....................      14       7,760,150.00     4.14     554,296.43    2.276      374         712          73.33
                                     ---    ---------------   ------
   Total........................     347    $187,297,928.37   100.00%
                                     ===    ===============   ======

                        MAXIMUM NEGATIVE AMORTIZATION(1)

                                                              PERCENT
                                                                OF                              WEIGHTED
                                                             MORTGAGE     AVERAGE    WEIGHTED   AVERAGE                   WEIGHTED
                                   NUMBER      AGGREGATE     LOANS IN    PRINCIPAL    AVERAGE  REMAINING    WEIGHTED      AVERAGE
                                     OF        PRINCIPAL     SUB-LOAN     BALANCE     CURRENT   TERM TO     AVERAGE       ORIGINAL
MAXIMUM NEGATIVE                  MORTGAGE      BALANCE        GROUP    OUTSTANDING  MORTGAGE   MATURITY  FICO CREDIT  LOAN-TO-VALUE
AMORTIZATION (%)                    LOANS     OUTSTANDING       X-1         ($)      RATE (%)   (MONTHS)     SCORE       RATIO (%)
--------------------------------  --------  ---------------  --------  ------------  --------  ---------  -----------  -------------
110.............................      29    $ 18,129,313.17     9.68%   625,148.73     5.258      398         715          70.68
115.............................     318     169,168,615.20    90.32    531,976.78     5.358      412         695          75.32
                                     ---    ---------------   ------
   Total........................     347    $187,297,928.37   100.00%
                                     ===    ===============   ======

----------
(1)  Reflects maximum allowable percentage of original unpaid principal balance.

                        FIXED RATE PERIODS AT ORIGINATION

                                                              PERCENT
                                                                OF                              WEIGHTED
                                                             MORTGAGE     AVERAGE    WEIGHTED   AVERAGE                   WEIGHTED
                                   NUMBER      AGGREGATE     LOANS IN    PRINCIPAL    AVERAGE  REMAINING    WEIGHTED      AVERAGE
                                     OF        PRINCIPAL     SUB-LOAN     BALANCE     CURRENT   TERM TO     AVERAGE       ORIGINAL
                                  MORTGAGE      BALANCE        GROUP    OUTSTANDING  MORTGAGE   MATURITY  FICO CREDIT  LOAN-TO-VALUE
FIXED RATE PERIOD (MONTHS)          LOANS     OUTSTANDING       X-1         ($)      RATE (%)   (MONTHS)     SCORE       RATIO (%)
--------------------------------  --------  ---------------  --------  ------------  --------  ---------  -----------  -------------
1...............................     329    $176,692,865.64    94.34%   537,060.38     5.536      413         695          74.92
3...............................      18      10,605,062.73     5.66    589,170.15     2.221      370         716          73.98
                                     ---    ---------------   ------
   Total........................     347    $187,297,928.37   100.00%
                                     ===    ===============   ======

                     PREPAYMENT CHARGE PERIOD AT ORIGINATION

                                                              PERCENT
                                                                OF                              WEIGHTED
                                                             MORTGAGE     AVERAGE    WEIGHTED   AVERAGE                   WEIGHTED
                                   NUMBER      AGGREGATE     LOANS IN    PRINCIPAL    AVERAGE  REMAINING    WEIGHTED      AVERAGE
                                     OF        PRINCIPAL     SUB-LOAN     BALANCE     CURRENT   TERM TO     AVERAGE       ORIGINAL
PREPAYMENT CHARGE PERIOD          MORTGAGE      BALANCE        GROUP    OUTSTANDING  MORTGAGE   MATURITY  FICO CREDIT  LOAN-TO-VALUE
(MONTHS)                            LOANS     OUTSTANDING       X-1         ($)      RATE (%)   (MONTHS)     SCORE       RATIO (%)
--------------------------------  --------  ---------------  --------  ------------  --------  ---------  -----------  -------------
36..............................     347    $187,297,928.37   100.00%   539,763.48     5.349      410         697          74.87
                                     ---    ---------------   ------
   Total........................     347    $187,297,928.37   100.00%
                                     ===    ===============   ======

                         INITIAL PAYMENT RECAST PERIODS

                                                              PERCENT
                                                                OF                              WEIGHTED
                                                             MORTGAGE     AVERAGE    WEIGHTED   AVERAGE                   WEIGHTED
                                   NUMBER      AGGREGATE     LOANS IN    PRINCIPAL    AVERAGE  REMAINING    WEIGHTED      AVERAGE
                                     OF        PRINCIPAL     SUB-LOAN     BALANCE     CURRENT   TERM TO     AVERAGE       ORIGINAL
INITIAL PAYMENT RECAST            MORTGAGE      BALANCE        GROUP    OUTSTANDING  MORTGAGE   MATURITY  FICO CREDIT  LOAN-TO-VALUE
PERIOD (MONTHS)                     LOANS     OUTSTANDING       X-1         ($)      RATE (%)   (MONTHS)     SCORE       RATIO (%)
--------------------------------  --------  ---------------  --------  ------------  --------  ---------  -----------  -------------
60..............................     104    $ 55,126,002.62    29.43%   530,057.72     5.898      408         703          74.11
120.............................     243     132,171,925.75    70.57    543,917.39     5.119      411         694          75.19
                                     ---    ---------------   ------
   Total........................     347    $187,297,928.37   100.00%
                                     ===    ===============   ======


                                  LOAN GROUP 2

                                  LOAN PROGRAMS

                                                              PERCENT                           WEIGHTED
                                                                OF        AVERAGE    WEIGHTED   AVERAGE                   WEIGHTED
                                   NUMBER      AGGREGATE     MORTGAGE    PRINCIPAL    AVERAGE  REMAINING    WEIGHTED      AVERAGE
                                     OF        PRINCIPAL     LOANS IN     BALANCE     CURRENT   TERM TO     AVERAGE       ORIGINAL
                                  MORTGAGE      BALANCE        LOAN     OUTSTANDING  MORTGAGE   MATURITY  FICO CREDIT  LOAN-TO-VALUE
TYPE OF PROGRAM                     LOANS     OUTSTANDING     GROUP 2       ($)      RATE (%)   (MONTHS)     SCORE       RATIO (%)
--------------------------------  --------  ---------------  --------  ------------  --------  ---------  -----------  -------------
One-Month COFI..................       90   $ 22,634,229.52     5.93%   251,491.44     7.682      384         706          75.23
One-Month LIBOR.................      307     76,725,216.80    20.10    249,919.27     8.096      386         713          77.62
One-Year MTA....................    1,027    282,357,189.41    73.97    274,933.97     5.683      388         715          75.49
                                    -----   ---------------   ------
   Total........................    1,424   $381,716,635.73   100.00%
                                    =====   ===============   ======

                            CURRENT MORTGAGE RATES(1)

                                                              PERCENT                           WEIGHTED
                                                                OF        AVERAGE    WEIGHTED   AVERAGE                   WEIGHTED
                                   NUMBER      AGGREGATE     MORTGAGE    PRINCIPAL    AVERAGE  REMAINING    WEIGHTED      AVERAGE
                                     OF        PRINCIPAL     LOANS IN     BALANCE     CURRENT   TERM TO     AVERAGE       ORIGINAL
RANGE OF CURRENT MORTGAGE         MORTGAGE      BALANCE        LOAN     OUTSTANDING  MORTGAGE   MATURITY  FICO CREDIT  LOAN-TO-VALUE
RATES (AS SO ADJUSTED) (%)          LOANS     OUTSTANDING     GROUP 2       ($)      RATE (%)   (MONTHS)     SCORE       RATIO (%)
--------------------------------  --------  ---------------  --------  ------------  --------  ---------  -----------  -------------
4.750 and Below.................      454   $122,514,912.16    32.10%   269,856.63     1.931      391         714          73.57
4.751 - 5.250...................        2        365,474.85     0.10    182,737.43     5.281      359         659          85.05
5.251 - 5.750...................        1        360,000.00     0.09    360,000.00     5.750      480         752          80.00
5.751 - 6.250...................        2        823,468.91     0.22    411,734.46     6.073      423         760          80.00
6.751 - 7.250...................       16      4,618,708.93     1.21    288,669.31     7.078      379         734          72.26
7.251 - 7.750...................       79     21,154,286.08     5.54    267,775.77     7.676      379         725          75.57
7.751 - 8.250...................      320     89,827,273.79    23.53    280,710.23     8.120      383         722          75.86
8.251 - 8.750...................      470    121,455,654.68    31.82    258,416.29     8.589      387         707          77.91
8.751 and Above.................       80     20,596,856.33     5.40    257,460.70     9.050      386         702          78.83
                                    -----   ---------------   ------
   Total........................    1,424   $381,716,635.73   100.00%
                                    =====   ===============   ======

----------
(1) The lender acquired mortgage insurance mortgage loans are shown in the preceding table net of the interest premium charge by the related lenders. As of the cut-off date, the weighted average current mortgage rate of the Mortgage Loans in Loan Group 2 (as so adjusted) is expected to be approximately 6.229% per annum. Without the adjustment, the weighted average current mortgage rate of the Mortgage Loans in Loan Group 2 is expected to be approximately 6.286% per annum.

                   CURRENT MORTGAGE LOAN PRINCIPAL BALANCES(1)

                                                              PERCENT                           WEIGHTED
                                                                OF        AVERAGE    WEIGHTED   AVERAGE                   WEIGHTED
                                   NUMBER      AGGREGATE     MORTGAGE    PRINCIPAL    AVERAGE  REMAINING    WEIGHTED      AVERAGE
                                     OF        PRINCIPAL     LOANS IN     BALANCE     CURRENT   TERM TO     AVERAGE       ORIGINAL
RANGE OF CURRENT MORTGAGE         MORTGAGE      BALANCE        LOAN     OUTSTANDING  MORTGAGE   MATURITY  FICO CREDIT  LOAN-TO-VALUE
LOAN PRINCIPAL BALANCES ($)         LOANS     OUTSTANDING     GROUP 2       ($)      RATE (%)   (MONTHS)     SCORE       RATIO (%)
--------------------------------  --------  ---------------  --------  ------------  --------  ---------  -----------  -------------
0.01 - 50,000.00................        5   $    190,459.46     0.05%    38,091.89     8.539      410         733          71.80
50,000.01 - 100,000.00..........       51      4,042,990.49     1.06     79,274.32     6.420      380         730          68.52
100,000.01 - 150,000.00.........      125     16,051,830.35     4.21    128,414.64     6.368      383         718          73.62
150,000.01 - 200,000.00.........      219     38,629,110.75    10.12    176,388.63     6.238      384         717          74.12
200,000.01 - 250,000.00.........      241     54,696,683.25    14.33    226,957.19     6.528      384         715          76.48
250,000.01 - 300,000.00.........      245     67,392,235.18    17.66    275,070.35     6.291      384         715          76.36
300,000.01 - 350,000.00.........      211     68,501,411.53    17.95    324,651.24     6.289      393         710          76.80
350,000.01 - 400,000.00.........      230     86,765,582.73    22.73    377,241.66     6.148      387         715          76.51
400,000.01 - 450,000.00.........       58     24,004,034.10     6.29    413,862.66     6.461      389         711          75.28
450,000.01 - 500,000.00.........       16      7,649,563.39     2.00    478,097.71     5.928      405         693          77.05
500,000.01 - 550,000.00.........        7      3,697,039.85     0.97    528,148.55     5.502      376         705          71.83
550,000.01 - 600,000.00.........        7      4,080,971.04     1.07    582,995.86     7.665      376         694          73.36
600,000.01 - 650,000.00.........        5      3,159,223.61     0.83    631,844.72     5.498      383         718          76.08
650,000.01 - 700,000.00.........        2      1,350,500.00     0.35    675,250.00     1.625      420         743          72.50
700,000.01 - 750,000.00.........        1        717,500.00     0.19    717,500.00     7.875      480         699          70.00

                                                              PERCENT                           WEIGHTED
                                                                OF        AVERAGE    WEIGHTED   AVERAGE                   WEIGHTED
                                   NUMBER      AGGREGATE     MORTGAGE    PRINCIPAL    AVERAGE  REMAINING    WEIGHTED      AVERAGE
                                     OF        PRINCIPAL     LOANS IN     BALANCE     CURRENT   TERM TO     AVERAGE       ORIGINAL
RANGE OF CURRENT MORTGAGE         MORTGAGE      BALANCE        LOAN     OUTSTANDING  MORTGAGE   MATURITY  FICO CREDIT  LOAN-TO-VALUE
LOAN PRINCIPAL BALANCES ($)         LOANS     OUTSTANDING     GROUP 2       ($)      RATE (%)   (MONTHS)     SCORE       RATIO (%)
--------------------------------  --------  ---------------  --------  ------------  --------  ---------  -----------  -------------
750,000.01 - 1,000,000.00.......        1        787,500.00     0.21    787,500.00     8.000      360         730          75.00
                                    -----   ---------------   ------
   Total........................    1,424   $381,716,635.73   100.00%
                                    =====   ===============   ======

----------
(1) As of the cut-off date, the average current mortgage loan principal balance of the Mortgage Loans in Loan Group 2 is approximately $268,059.

                              FICO CREDIT SCORES(1)

                                                              PERCENT                           WEIGHTED
                                                                OF        AVERAGE    WEIGHTED   AVERAGE                   WEIGHTED
                                   NUMBER      AGGREGATE     MORTGAGE    PRINCIPAL    AVERAGE  REMAINING    WEIGHTED      AVERAGE
                                     OF        PRINCIPAL     LOANS IN     BALANCE     CURRENT   TERM TO     AVERAGE       ORIGINAL
                                  MORTGAGE      BALANCE        LOAN     OUTSTANDING  MORTGAGE   MATURITY  FICO CREDIT  LOAN-TO-VALUE
RANGE OF FICO CREDIT SCORES         LOANS     OUTSTANDING     GROUP 2       ($)      RATE (%)   (MONTHS)     SCORE       RATIO (%)
--------------------------------  --------  ---------------  --------  ------------  --------  ---------  -----------  -------------
659 and Below...................      147   $ 41,957,279.15    10.99%   285,423.67     6.464      386         641          75.49
660-679.........................      184     48,382,310.85    12.67    262,947.34     6.487      384         670          77.14
680-699.........................      184     51,542,331.32    13.50    280,121.37     6.522      389         689          76.84
700-719.........................      257     69,301,156.43    18.16    269,654.31     5.933      389         709          76.87
720 and Above...................      652    170,533,557.98    44.68    261,554.54     6.258      387         754          74.97
                                    -----   ---------------   ------
   Total........................    1,424   $381,716,635.73   100.00%
                                    =====   ===============   ======

----------
(1) As of the cut-off date, the weighted average FICO Credit Score of the mortgagors related to the Mortgage Loans in Loan Group 2 is approximately 714.

                             DOCUMENTATION PROGRAMS

                                                              PERCENT                           WEIGHTED
                                                                OF        AVERAGE    WEIGHTED   AVERAGE                   WEIGHTED
                                   NUMBER      AGGREGATE     MORTGAGE    PRINCIPAL    AVERAGE  REMAINING    WEIGHTED      AVERAGE
                                     OF        PRINCIPAL     LOANS IN     BALANCE     CURRENT   TERM TO     AVERAGE       ORIGINAL
                                  MORTGAGE      BALANCE        LOAN     OUTSTANDING  MORTGAGE   MATURITY  FICO CREDIT  LOAN-TO-VALUE
DOCUMENTATION PROGRAM               LOANS     OUTSTANDING     GROUP 2       ($)      RATE (%)   (MONTHS)     SCORE       RATIO (%)
--------------------------------  --------  ---------------  --------  ------------  --------  ---------  -----------  -------------
Alternative.....................       34   $  7,897,891.77     2.07%   232,290.93     5.561      385         709          73.80
CLUES Plus......................        5      1,096,443.79     0.29    219,288.76     4.175      359         742          77.69
Full............................      169     40,544,914.13    10.62    239,910.73     6.438      384         717          75.61
Reduced.........................    1,013    278,631,262.73    72.99    275,055.54     6.326      388         712          75.75
Stated Income/Stated Asset......      203     53,546,123.31    14.03    263,774.01     6.117      387         720          77.17
                                    -----   ---------------   ------
   Total........................    1,424   $381,716,635.73   100.00%
                                    =====   ===============   ======

                       ORIGINAL LOAN-TO-VALUE RATIOS(1)(2)

                                                              PERCENT                           WEIGHTED
                                                                OF        AVERAGE    WEIGHTED   AVERAGE                   WEIGHTED
                                   NUMBER      AGGREGATE     MORTGAGE    PRINCIPAL    AVERAGE  REMAINING    WEIGHTED      AVERAGE
                                     OF        PRINCIPAL     LOANS IN     BALANCE     CURRENT   TERM TO     AVERAGE       ORIGINAL
RANGE OF ORIGINAL                 MORTGAGE      BALANCE        LOAN     OUTSTANDING  MORTGAGE   MATURITY  FICO CREDIT  LOAN-TO-VALUE
LOAN-TO-VALUE RATIOS (%)            LOANS     OUTSTANDING     GROUP 2       ($)      RATE (%)   (MONTHS)     SCORE       RATIO (%)
--------------------------------  --------  ---------------  --------  ------------  --------  ---------  -----------  -------------
50.00 and Below.................       62   $ 13,712,948.76     3.59%   221,176.59     4.401      379         732          39.76
50.01 - 55.00...................       37      9,458,506.67     2.48    255,635.32     5.847      388         718          53.37
55.01 - 60.00...................       39     10,967,039.13     2.87    281,206.13     4.757      398         719          57.78
60.01 - 65.00...................       43     11,654,886.02     3.05    271,043.86     5.741      381         721          63.47
65.01 - 70.00...................      219     56,652,157.86    14.84    258,685.65     5.921      391         718          69.40
70.01 - 75.00...................      128     34,970,910.88     9.16    273,210.24     6.253      382         699          73.95
75.01 - 80.00...................      688    190,132,780.11    49.81    276,355.79     6.294      389         713          79.75
80.01 - 85.00...................       20      4,629,143.84     1.21    231,457.19     7.843      382         725          83.30

                                                              PERCENT                           WEIGHTED
                                                                OF        AVERAGE    WEIGHTED   AVERAGE                   WEIGHTED
                                   NUMBER      AGGREGATE     MORTGAGE    PRINCIPAL    AVERAGE  REMAINING    WEIGHTED      AVERAGE
                                     OF        PRINCIPAL     LOANS IN     BALANCE     CURRENT   TERM TO     AVERAGE       ORIGINAL
RANGE OF ORIGINAL                 MORTGAGE      BALANCE        LOAN     OUTSTANDING  MORTGAGE   MATURITY  FICO CREDIT  LOAN-TO-VALUE
LOAN-TO-VALUE RATIOS (%)            LOANS     OUTSTANDING     GROUP 2       ($)      RATE (%)   (MONTHS)     SCORE       RATIO (%)
--------------------------------  --------  ---------------  --------  ------------  --------  ---------  -----------  -------------
85.01 - 90.00...................      150     39,756,469.87    10.42    265,043.13     7.657      378         708          89.47
90.01 - 95.00...................       38      9,781,792.59     2.56    257,415.59     7.491      385         733          94.63
                                    -----   ---------------   ------
   Total........................    1,424   $381,716,635.73   100.00%
                                    =====   ===============   ======

----------
(1) As of the cut-off date, the weighted average original Loan-to-Value Ratio of the Mortgage Loans in Loan Group 2 is approximately 75.90%.

(2) Does not take into account any secondary financing on the Mortgage Loans in Loan Group 2 that may exist at the time of origination.

                  ORIGINAL COMBINED LOAN-TO-VALUE RATIOS(1)(2)

                                                              PERCENT                           WEIGHTED
                                                                OF        AVERAGE    WEIGHTED   AVERAGE                   WEIGHTED
                                   NUMBER      AGGREGATE     MORTGAGE    PRINCIPAL    AVERAGE  REMAINING    WEIGHTED      AVERAGE
                                     OF        PRINCIPAL     LOANS IN     BALANCE     CURRENT   TERM TO     AVERAGE       ORIGINAL
RANGE OF ORIGINAL COMBINED        MORTGAGE      BALANCE        LOAN     OUTSTANDING  MORTGAGE   MATURITY  FICO CREDIT  LOAN-TO-VALUE
LOAN-TO-VALUE RATIOS (%)            LOANS     OUTSTANDING     GROUP 2       ($)      RATE (%)   (MONTHS)     SCORE       RATIO (%)
--------------------------------  --------  ---------------  --------  ------------  --------  ---------  -----------  -------------
50.00 and Below.................       58   $ 12,430,752.47     3.26%   214,323.32     4.570      380         730          39.60
50.01 - 55.00...................       36      9,056,634.94     2.37    251,573.19     5.768      384         723          53.42
55.01 - 60.00...................       40     11,262,174.66     2.95    281,554.37     4.666      403         717          56.56
60.01 - 65.00...................       41     10,975,149.36     2.88    267,686.57     5.939      378         721          63.26
65.01 - 70.00...................      119     31,791,110.49     8.33    267,152.19     5.501      391         713          68.81
70.01 - 75.00...................      112     29,205,611.43     7.65    260,764.39     6.314      386         701          73.07
75.01 - 80.00...................      368    100,017,018.35    26.20    271,785.38     6.105      388         717          79.20
80.01 - 85.00...................       54     14,591,168.38     3.82    270,206.82     6.230      383         721          78.41
85.01 - 90.00...................      556    151,948,098.50    39.81    273,287.95     6.813      386         710          80.96
90.01 - 95.00...................       39     10,079,527.43     2.64    258,449.42     7.322      385         733          93.99
95.01 - 100.00..................        1        359,389.72     0.09    359,389.72     8.500      479         775          80.00
                                    -----   ---------------   ------
   Total........................    1,424   $381,716,635.73   100.00%
                                    =====   ===============   ======

----------
(1) As of the cut-off date, the weighted average original Combined Loan-to-Value Ratio of the Mortgage Loans in Loan Group 2 is approximately 79.87%.

(2) Takes into account any secondary financing on the Mortgage Loans in Loan Group 2 that may exist at the time of origination.

                  STATE DISTRIBUTION OF MORTGAGED PROPERTIES(1)

                                                              PERCENT                           WEIGHTED
                                                                OF        AVERAGE    WEIGHTED   AVERAGE                   WEIGHTED
                                   NUMBER      AGGREGATE     MORTGAGE    PRINCIPAL    AVERAGE  REMAINING    WEIGHTED      AVERAGE
                                     OF        PRINCIPAL     LOANS IN     BALANCE     CURRENT   TERM TO     AVERAGE       ORIGINAL
                                  MORTGAGE      BALANCE        LOAN     OUTSTANDING  MORTGAGE   MATURITY  FICO CREDIT  LOAN-TO-VALUE
STATE                               LOANS     OUTSTANDING     GROUP 2       ($)      RATE (%)   (MONTHS)     SCORE       RATIO (%)
--------------------------------  --------  ---------------  --------  ------------  --------  ---------  -----------  -------------
California......................      430   $137,724,903.52    36.08%   320,290.47     6.382      394         710          73.08
Florida.........................      228     57,219,423.61    14.99    250,962.38     6.603      382         710          79.44
Arizona.........................       93     21,072,527.43     5.52    226,586.32     6.663      385         718          77.69
Washington......................       68     18,088,147.87     4.74    266,002.17     6.851      415         719          75.66
New Jersey......................       62     17,468,549.13     4.58    281,750.79     5.725      373         709          76.09
New York........................       43     14,447,323.51     3.78    335,984.27     5.414      378         699          74.26
Nevada..........................       49     12,163,458.43     3.19    248,233.85     6.056      385         716          77.94
Illinois........................       45     12,121,811.14     3.18    269,373.58     5.269      365         726          78.43
Virginia........................       35      9,194,041.35     2.41    262,686.90     6.387      392         717          77.38
Michigan........................       36      8,265,547.54     2.17    229,598.54     4.019      383         744          73.97
Other...........................      335     73,950,902.20    19.37    220,748.96     6.366      380         719          77.52
                                    -----   ---------------   ------
   Total........................    1,424   $381,716,635.73   100.00%
                                    =====   ===============   ======

----------
(1) The Other row in the preceding table includes 32 other states and the District of Columbia with under 2% concentrations individually. As of the cut-off date, no more than approximately 0.584% of the Mortgage Loans in Loan Group 2 will be secured by mortgaged properties located in any one postal zip code area.

                                  LOAN PURPOSE

                                                              PERCENT                           WEIGHTED
                                                                OF        AVERAGE    WEIGHTED   AVERAGE                   WEIGHTED
                                   NUMBER      AGGREGATE     MORTGAGE    PRINCIPAL    AVERAGE  REMAINING    WEIGHTED      AVERAGE
                                     OF        PRINCIPAL     LOANS IN     BALANCE     CURRENT   TERM TO     AVERAGE       ORIGINAL
                                  MORTGAGE      BALANCE        LOAN     OUTSTANDING  MORTGAGE   MATURITY  FICO CREDIT  LOAN-TO-VALUE
LOAN PURPOSE                        LOANS     OUTSTANDING     GROUP 2       ($)      RATE (%)   (MONTHS)     SCORE       RATIO (%)
--------------------------------  --------  ---------------  --------  ------------  --------  ---------  -----------  -------------
Purchase........................      447   $119,317,645.12    31.26%   266,929.85     6.468      386         717          79.59
Refinance (Rate/Term)...........      223     58,153,726.62    15.23    260,779.04     5.490      380         741          74.58
Refinance (Cash-Out)............      754    204,245,263.99    53.51    270,882.31     6.407      390         704          74.12
                                    -----   ---------------   ------
   Total........................    1,424   $381,716,635.73   100.00%
                                    =====   ===============   ======

                        TYPES OF MORTGAGED PROPERTIES(1)

                                                              PERCENT                           WEIGHTED
                                                                OF        AVERAGE    WEIGHTED   AVERAGE                   WEIGHTED
                                   NUMBER      AGGREGATE     MORTGAGE    PRINCIPAL    AVERAGE  REMAINING    WEIGHTED      AVERAGE
                                     OF        PRINCIPAL     LOANS IN     BALANCE     CURRENT   TERM TO     AVERAGE       ORIGINAL
                                  MORTGAGE      BALANCE        LOAN     OUTSTANDING  MORTGAGE   MATURITY  FICO CREDIT  LOAN-TO-VALUE
PROPERTY TYPE                       LOANS     OUTSTANDING     GROUP 2       ($)      RATE (%)   (MONTHS)     SCORE       RATIO (%)
--------------------------------  --------  ---------------  --------  ------------  --------  ---------  -----------  -------------
2 to 4 Family Residence.........      130   $ 44,507,529.79    11.66%   342,365.61     6.323      382         708          73.25
Condominium.....................      173     41,250,327.52    10.81    238,441.20     5.971      380         719          77.26
Cooperative.....................        2        390,298.28     0.10    195,149.14     8.231      359         665          70.55
Planned Unit Development........      247     64,976,698.35    17.02    263,063.56     6.559      384         719          77.85
Single Family Residence.........      872    230,591,781.79    60.41    264,440.12     6.255      390         713          75.63
                                    -----   ---------------   ------
   Total........................    1,424   $381,716,635.73   100.00%
                                    =====   ===============   ======

----------
(1)  Treated as real property.

                               OCCUPANCY TYPES(1)

                                                              PERCENT                           WEIGHTED
                                                                OF        AVERAGE    WEIGHTED   AVERAGE                   WEIGHTED
                                   NUMBER      AGGREGATE     MORTGAGE    PRINCIPAL    AVERAGE  REMAINING    WEIGHTED      AVERAGE
                                     OF        PRINCIPAL     LOANS IN     BALANCE     CURRENT   TERM TO     AVERAGE       ORIGINAL
                                  MORTGAGE      BALANCE        LOAN     OUTSTANDING  MORTGAGE   MATURITY  FICO CREDIT  LOAN-TO-VALUE
OCCUPANCY TYPE                      LOANS     OUTSTANDING     GROUP 2       ($)      RATE (%)   (MONTHS)     SCORE       RATIO (%)
--------------------------------  --------  ---------------  --------  ------------  --------  ---------  -----------  -------------
Primary Residence...............      986   $276,903,902.36    72.54%   280,835.60     6.203      388         711          76.78
Investment Property.............      314     74,003,126.65    19.39    235,678.75     6.473      386         720          71.36
Secondary Residence.............      124     30,809,606.72     8.07    248,464.57     6.591      383         726          78.95
                                    -----   ---------------   ------
   Total........................    1,424   $381,716,635.73   100.00%
                                    =====   ===============   ======

----------
(1) Based upon representations of the related borrowers at the time of origination.

                         REMAINING TERMS TO MATURITY(1)

                                                              PERCENT
                                                                OF        AVERAGE    WEIGHTED                  WEIGHTED
                                   NUMBER      AGGREGATE     MORTGAGE    PRINCIPAL    AVERAGE    WEIGHTED      AVERAGE
                                     OF        PRINCIPAL     LOANS IN     BALANCE     CURRENT    AVERAGE       ORIGINAL
REMAINING TERM                    MORTGAGE      BALANCE        LOAN     OUTSTANDING  MORTGAGE  FICO CREDIT  LOAN-TO-VALUE
TO MATURITY (MONTHS)                LOANS     OUTSTANDING     GROUP 2       ($)      RATE (%)     SCORE       RATIO (%)
--------------------------------  --------  ---------------  --------  ------------  --------  -----------  -------------
339.............................        1   $    291,957.51     0.08%   291,957.51     7.875       625          75.00
341.............................        1        410,079.55     0.11    410,079.55     7.750       672          80.00
346.............................        1        331,208.01     0.09    331,208.01     8.250       689          80.00
350.............................        2        597,617.23     0.16    298,808.62     8.225       654          85.94
351.............................        1        180,414.66     0.05    180,414.66     8.250       718          80.00
352.............................        3        617,059.45     0.16    205,686.48     8.032       731          63.95
353.............................        6      1,509,827.53     0.40    251,637.92     8.641       707          75.80
354.............................        6      1,377,036.67     0.36    229,506.11     8.683       713          83.49
355.............................       14      3,646,611.90     0.96    260,472.28     8.723       734          80.75
356.............................       23      6,138,772.25     1.61    266,903.14     8.353       704          78.65
357.............................       69     17,159,088.84     4.50    248,682.45     8.346       720          77.44
358.............................      132     35,239,621.36     9.23    266,966.83     7.660       720          76.60
359.............................      358     96,101,385.82    25.18    268,439.63     7.957       712          76.24
360.............................      487    128,919,504.00    33.77    264,721.77     4.288       713          74.98
472.............................        2        649,274.76     0.17    324,637.38     9.159       674          82.90
473.............................        2        566,581.03     0.15    283,290.52     8.346       714          78.72
474.............................        2        579,625.86     0.15    289,812.93     8.356       695          74.66
475.............................        1        417,214.61     0.11    417,214.61     8.875       687          80.00
476.............................        9      2,469,561.95     0.65    274,395.77     8.868       693          80.92
477.............................       20      5,247,628.02     1.37    262,381.40     8.541       730          80.73
478.............................       35      9,372,007.32     2.46    267,771.64     8.478       727          79.20
479.............................       79     20,935,079.40     5.48    265,001.01     8.117       721          75.71
480.............................      170     48,959,478.00    12.83    287,996.93     4.207       708          74.17
                                    -----   ---------------   ------
   Total........................    1,424   $381,716,635.73   100.00%
                                    =====   ===============   ======

----------
(1) As of the cut-off date, the weighted average remaining term to maturity of the Mortgage Loans in Loan Group 2 is approximately 387 months.

                                GROSS MARGINS(1)

                                                              PERCENT                           WEIGHTED
                                                                OF        AVERAGE    WEIGHTED   AVERAGE                   WEIGHTED
                                   NUMBER      AGGREGATE     MORTGAGE    PRINCIPAL    AVERAGE  REMAINING    WEIGHTED      AVERAGE
                                     OF        PRINCIPAL     LOANS IN     BALANCE     CURRENT   TERM TO     AVERAGE       ORIGINAL
                                  MORTGAGE      BALANCE        LOAN     OUTSTANDING  MORTGAGE   MATURITY  FICO CREDIT  LOAN-TO-VALUE
RANGE OF GROSS MARGINS (%)          LOANS     OUTSTANDING     GROUP 2       ($)      RATE (%)   (MONTHS)     SCORE       RATIO (%)
--------------------------------  --------  ---------------  --------  ------------  --------  ---------  -----------  -------------
0.900 and Below.................        2   $    747,594.91     0.20%   373,797.46     5.815      417         737          80.00
0.901 - 1.400...................        2        960,874.00     0.25    480,437.00     3.655      414         758          60.19
1.401 - 1.900...................        4        984,064.13     0.26    246,016.03     5.586      374         767          70.81
1.901 - 2.400...................       34      8,963,373.81     2.35    263,628.64     6.612      376         717          71.41
2.401 - 2.900...................      160     42,154,578.08    11.04    263,466.11     6.867      376         728          75.19
2.901 - 3.400...................      579    156,682,479.17    41.05    270,608.77     6.379      383         716          74.66
3.401 - 3.900...................      399    109,774,527.92    28.76    275,124.13     5.483      401         710          75.75
3.901 - 4.400...................      210     52,935,001.38    13.87    252,071.44     7.003      378         703          79.20
4.401 - 4.900...................       32      8,032,056.54     2.10    251,001.77     7.724      395         704          90.69
4.901 - 5.400...................        2        482,085.79     0.13    241,042.90     6.840      359         667          85.62
                                    -----   ---------------   ------
   Total........................    1,424   $381,716,635.73   100.00%
                                    =====   ===============   ======

----------
(1) As of the cut-off date, the weighted average gross margin of the Mortgage Loans in Loan Group 2 is approximately 3.409%..

                            MAXIMUM MORTGAGE RATES(1)

                                                              PERCENT                           WEIGHTED
                                                                OF        AVERAGE    WEIGHTED   AVERAGE                   WEIGHTED
                                   NUMBER      AGGREGATE     MORTGAGE    PRINCIPAL    AVERAGE  REMAINING    WEIGHTED      AVERAGE
                                     OF        PRINCIPAL     LOANS IN     BALANCE     CURRENT   TERM TO     AVERAGE       ORIGINAL
RANGE OF MAXIMUM MORTGAGE         MORTGAGE      BALANCE        LOAN     OUTSTANDING  MORTGAGE   MATURITY  FICO CREDIT  LOAN-TO-VALUE
RATES (%)                           LOANS     OUTSTANDING     GROUP 2       ($)      RATE (%)   (MONTHS)     SCORE       RATIO (%)
--------------------------------  --------  ---------------  --------  ------------  --------  ---------  -----------  -------------
9.751 - 10.250..................    1,342   $360,169,360.85    94.36%   268,382.53     6.215      387         714          75.15
10.251 - 10.750.................       14      3,689,411.19     0.97    263,529.37     6.941      389         695          87.64
10.751 - 11.250.................       51     13,404,429.38     3.51    262,831.95     7.277      378         722          89.91
11.251 - 11.750.................        8      2,222,760.83     0.58    277,845.10     8.755      419         689          87.69
11.751 - 12.250.................        1        160,686.46     0.04    160,686.46     8.625      359         764          82.99
12.251 - 12.750.................        2        516,379.75     0.14    258,189.88     8.444      358         674          75.94
12.751 - 13.250.................        2        460,056.22     0.12    230,028.11     8.885      358         716          88.47
13.251 - 13.750.................        1        121,851.84     0.03    121,851.84     8.500      479         672          63.54
13.751 - 14.250.................        2        592,611.23     0.16    296,305.62     7.176      359         683          89.70
14.751 and Above................        1        379,087.98     0.10    379,087.98     8.625      355         779          74.95
                                    -----   ---------------   ------
   Total........................    1,424   $381,716,635.73   100.00%
                                    =====   ===============   ======

----------
(1) As of the cut-off date, the weighted average maximum mortgage rate of the Mortgage Loans in Loan Group 2 is approximately 10.031%.

                            MINIMUM MORTGAGE RATES(1)

                                                              PERCENT                           WEIGHTED
                                                                OF        AVERAGE    WEIGHTED   AVERAGE                   WEIGHTED
                                   NUMBER      AGGREGATE     MORTGAGE    PRINCIPAL    AVERAGE  REMAINING    WEIGHTED      AVERAGE
                                     OF        PRINCIPAL     LOANS IN     BALANCE     CURRENT   TERM TO     AVERAGE       ORIGINAL
RANGE OF MINIMUM MORTGAGE         MORTGAGE      BALANCE        LOAN     OUTSTANDING  MORTGAGE   MATURITY  FICO CREDIT  LOAN-TO-VALUE
RATES (%)                           LOANS     OUTSTANDING     GROUP 2       ($)      RATE (%)   (MONTHS)     SCORE       RATIO (%)
--------------------------------  --------  ---------------  --------  ------------  --------  ---------  -----------  -------------
0.900 and Below.................        2   $    747,594.91     0.20%   373,797.46     5.815      417         737          80.00
0.901 - 1.400...................        2        960,874.00     0.25    480,437.00     3.655      414         758          60.19
1.401 - 1.900...................        4        984,064.13     0.26    246,016.03     5.586      374         767          70.81
1.901 - 2.400...................       34      8,963,373.81     2.35    263,628.64     6.612      376         717          71.41
2.401 - 2.900...................      160     42,154,578.08    11.04    263,466.11     6.867      376         728          75.19
2.901 - 3.400...................      579    156,682,479.17    41.05    270,608.77     6.379      383         716          74.66
3.401 - 3.900...................      399    109,774,527.92    28.76    275,124.13     5.483      401         710          75.75
3.901 - 4.400...................      210     52,935,001.38    13.87    252,071.44     7.003      378         703          79.20
4.401 - 4.900...................       32      8,032,056.54     2.10    251,001.77     7.724      395         704          90.69
4.901 - 5.400...................        2        482,085.79     0.13    241,042.90     6.840      359         667          85.62
                                    -----   ---------------   ------
   Total........................    1,424   $381,716,635.73   100.00%
                                    =====   ===============   ======

----------
(1) As of the cut-off date, the weighted average minimum mortgage rate of the Mortgage Loans in Loan Group 2 is approximately 3.409%.

                          INITIAL RATE ADJUSTMENT DATES

                                                              PERCENT                           WEIGHTED
                                                                OF        AVERAGE    WEIGHTED   AVERAGE                   WEIGHTED
                                   NUMBER      AGGREGATE     MORTGAGE    PRINCIPAL    AVERAGE  REMAINING    WEIGHTED      AVERAGE
                                     OF        PRINCIPAL     LOANS IN     BALANCE     CURRENT   TERM TO     AVERAGE       ORIGINAL
                                  MORTGAGE      BALANCE        LOAN     OUTSTANDING  MORTGAGE   MATURITY  FICO CREDIT  LOAN-TO-VALUE
INITIAL RATE ADJUSTMENT DATE        LOANS     OUTSTANDING     GROUP 2       ($)      RATE (%)   (MONTHS)     SCORE       RATIO (%)
--------------------------------  --------  ---------------  --------  ------------  --------  ---------  -----------  -------------
June 1, 2005....................        1   $    291,957.51     0.08%   291,957.51     7.875      339         625          75.00
August 1, 2005..................        1        410,079.55     0.11    410,079.55     7.750      341         672          80.00
January 1, 2006.................        1        331,208.01     0.09    331,208.01     8.250      346         689          80.00
May 1, 2006.....................        2        597,617.23     0.16    298,808.62     8.225      350         654          85.94
June 1, 2006....................        1        180,414.66     0.05    180,414.66     8.250      351         718          80.00
July 1, 2006....................        4      1,020,256.80     0.27    255,064.20     8.787      428         696          78.21
August 1, 2006..................        8      2,076,408.56     0.54    259,551.07     8.561      386         709          76.60
September 1, 2006...............        9      2,202,739.94     0.58    244,748.88     8.506      385         710          77.96
October 1, 2006.................       14      3,952,997.43     1.04    282,356.96     8.731      368         729          80.27
November 1, 2006................       30      8,284,358.94     2.17    276,145.30     8.500      392         700          79.37
December 1, 2006................       87     21,855,019.55     5.73    251,207.12     8.386      386         722          78.49
January 1, 2007.................      155     40,873,190.83    10.71    263,698.01     8.387      385         720          77.92
February 1, 2007................      414    110,206,334.71    28.87    266,198.88     8.366      381         713          76.54
March 1, 2007...................      610    166,116,262.11    43.52    272,321.74     4.314      393         711          74.85
April 1, 2007...................       49     13,354,260.90     3.50    272,535.94     3.561      384         712          72.31
May 1, 2007.....................       36      9,432,529.00     2.47    262,014.69     2.253      377         741          70.63
June 1, 2007....................        2        531,000.00     0.14    265,500.00     2.247      360         728          73.98
                                    -----   ---------------   ------
   Total........................    1,424   $381,716,635.73   100.00%
                                    =====   ===============   ======

                        MAXIMUM NEGATIVE AMORTIZATION(1)

                                                              PERCENT                           WEIGHTED
                                                                OF        AVERAGE    WEIGHTED   AVERAGE                   WEIGHTED
                                   NUMBER      AGGREGATE     MORTGAGE    PRINCIPAL    AVERAGE  REMAINING    WEIGHTED      AVERAGE
                                     OF        PRINCIPAL     LOANS IN     BALANCE     CURRENT   TERM TO     AVERAGE       ORIGINAL
MAXIMUM NEGATIVE                  MORTGAGE      BALANCE        LOAN     OUTSTANDING  MORTGAGE   MATURITY  FICO CREDIT  LOAN-TO-VALUE
AMORTIZATION (%)                    LOANS     OUTSTANDING     GROUP 2       ($)      RATE (%)   (MONTHS)     SCORE       RATIO (%)
--------------------------------  --------  ---------------  --------  ------------  --------  ---------  -----------  -------------
110.............................       64   $ 20,880,629.33     5.47%   326,259.83     6.400      377         705          76.58
115.............................    1,360    360,836,006.40    94.53    265,320.59     6.280      388         714          75.86
                                    -----   ---------------   ------
   Total........................    1,424   $381,716,635.73   100.00%
                                    =====   ===============   ======

----------
(1)  Reflects maximum allowable percentage of original unpaid principal balance.

                        FIXED RATE PERIODS AT ORIGINATION

                                                              PERCENT                           WEIGHTED
                                                                OF        AVERAGE    WEIGHTED   AVERAGE                   WEIGHTED
                                   NUMBER      AGGREGATE     MORTGAGE    PRINCIPAL    AVERAGE  REMAINING    WEIGHTED      AVERAGE
                                     OF        PRINCIPAL     LOANS IN     BALANCE     CURRENT   TERM TO     AVERAGE       ORIGINAL
                                  MORTGAGE      BALANCE        LOAN     OUTSTANDING  MORTGAGE   MATURITY  FICO CREDIT  LOAN-TO-VALUE
FIXED RATE PERIOD (MONTHS)          LOANS     OUTSTANDING     GROUP 2       ($)      RATE (%)   (MONTHS)     SCORE       RATIO (%)
--------------------------------  --------  ---------------  --------  ------------  --------  ---------  -----------  -------------
1...............................    1,339   $358,854,628.58    94.01%   268,001.96     6.515      388         713          76.25
3...............................       85     22,862,007.15     5.99    268,964.79     2.697      372         733          70.39
                                    -----   ---------------   ------
   Total........................    1,424   $381,716,635.73   100.00%
                                    =====   ===============   ======

                    PREPAYMENT CHARGE PERIODS AT ORIGINATION

                                                              PERCENT                           WEIGHTED
                                                                OF        AVERAGE    WEIGHTED   AVERAGE                   WEIGHTED
                                   NUMBER      AGGREGATE     MORTGAGE    PRINCIPAL    AVERAGE  REMAINING    WEIGHTED      AVERAGE
                                     OF        PRINCIPAL     LOANS IN     BALANCE     CURRENT   TERM TO     AVERAGE       ORIGINAL
PREPAYMENT CHARGE                 MORTGAGE      BALANCE        LOAN     OUTSTANDING  MORTGAGE   MATURITY  FICO CREDIT  LOAN-TO-VALUE
PERIOD (MONTHS)                     LOANS     OUTSTANDING     GROUP 2       ($)      RATE (%)   (MONTHS)     SCORE       RATIO (%)
--------------------------------  --------  ---------------  --------  ------------  --------  ---------  -----------  -------------
0...............................      229   $ 62,309,469.25    16.32%   272,093.75     5.859      376         717          74.18
12..............................      609    166,818,630.88    43.70    273,922.22     6.890      376         717          76.99
24..............................        1        159,216.52     0.04    159,216.52     8.000      354         686          61.54
30..............................        1        222,005.64     0.06    222,005.64     8.625      358         724          95.00
36..............................      584    152,207,313.44    39.87    260,628.96     5.794      404         710          75.40
                                    -----   ---------------   ------
   Total........................    1,424   $381,716,635.73   100.00%
                                    =====   ===============   ======

                         INITIAL PAYMENT RECAST PERIODS

                                                              PERCENT                           WEIGHTED
                                                                OF        AVERAGE    WEIGHTED   AVERAGE                   WEIGHTED
                                   NUMBER      AGGREGATE     MORTGAGE    PRINCIPAL    AVERAGE  REMAINING    WEIGHTED      AVERAGE
                                     OF        PRINCIPAL     LOANS IN     BALANCE     CURRENT   TERM TO     AVERAGE       ORIGINAL
INITIAL PAYMENT                   MORTGAGE      BALANCE        LOAN     OUTSTANDING  MORTGAGE   MATURITY  FICO CREDIT  LOAN-TO-VALUE
RECAST PERIOD (MONTHS)              LOANS     OUTSTANDING     GROUP 2       ($)      RATE (%)   (MONTHS)     SCORE       RATIO (%)
--------------------------------  --------  ---------------  --------  ------------  --------  ---------  -----------  -------------
60..............................      539   $147,042,107.57    38.52%   272,805.39     6.370      389         719          75.57
120.............................      885    234,674,528.16    61.48    265,168.96     6.234      386         711          76.11
                                    -----   ---------------   ------
   Total........................    1,424   $381,716,635.73   100.00%
                                    =====   ===============   ======

                               SUB-LOAN GROUP X-2

                                  LOAN PROGRAM

                                                              PERCENT
                                                                OF                              WEIGHTED
                                                             MORTGAGE     AVERAGE    WEIGHTED   AVERAGE                   WEIGHTED
                                   NUMBER      AGGREGATE     LOANS IN    PRINCIPAL    AVERAGE  REMAINING    WEIGHTED      AVERAGE
                                     OF        PRINCIPAL     SUB-LOAN     BALANCE     CURRENT   TERM TO     AVERAGE       ORIGINAL
                                  MORTGAGE      BALANCE        GROUP    OUTSTANDING  MORTGAGE   MATURITY  FICO CREDIT  LOAN-TO-VALUE
TYPE OF PROGRAM                     LOANS     OUTSTANDING       X-2         ($)      RATE (%)   (MONTHS)     SCORE       RATIO (%)
--------------------------------  --------  ---------------  --------  ------------  --------  ---------  -----------  -------------
One-Year MTA....................     426    $114,523,085.38   100.00%   268,833.53     5.134      409         711          74.88
                                     ---    ---------------   ------
   Total........................     426    $114,523,085.38   100.00%
                                     ===    ===============   ======

                            CURRENT MORTGAGE RATES(1)

                                                              PERCENT
                                                                OF                              WEIGHTED
                                                             MORTGAGE     AVERAGE    WEIGHTED   AVERAGE                   WEIGHTED
                                   NUMBER      AGGREGATE     LOANS IN    PRINCIPAL    AVERAGE  REMAINING    WEIGHTED      AVERAGE
                                     OF        PRINCIPAL     SUB-LOAN     BALANCE     CURRENT   TERM TO     AVERAGE       ORIGINAL
RANGE OF CURRENT MORTGAGE         MORTGAGE      BALANCE        GROUP    OUTSTANDING  MORTGAGE   MATURITY  FICO CREDIT  LOAN-TO-VALUE
RATES (AS SO ADJUSTED) (%)          LOANS     OUTSTANDING       X-2         ($)      RATE (%)   (MONTHS)     SCORE       RATIO (%)
--------------------------------  --------  ---------------  --------  ------------  --------  ---------  -----------  -------------
4.750 and Below.................     219    $ 57,277,802.36    50.01%   261,542.48     1.932      411         711          73.56
5.751 - 6.250...................       1         435,874.00     0.38    435,874.00     6.250      480         792          80.00
6.751 - 7.250...................       4       1,139,201.68     0.99    284,800.42     6.948      408         762          59.53
7.251 - 7.750...................      18       4,662,532.33     4.07    259,029.57     7.621      406         736          73.77
7.751 - 8.250...................      64      18,580,699.25    16.22    290,323.43     8.146      409         720          74.48
8.251 - 8.750...................     117      31,612,730.64    27.60    270,194.28     8.610      403         699          77.88
8.751 and Above.................       3         814,245.12     0.71    271,415.04     9.273      418         692          84.88
                                     ---    ---------------   ------
   Total........................     426    $114,523,085.38   100.00%
                                     ===    ===============   ======

----------
(1) The lender acquired mortgage insurance mortgage loans are shown in the preceding table net of the interest premium charge by the related lenders. As of the cut-off date, the weighted average current mortgage rate of the Mortgage Loans in Sub-Loan Group X-2 (as so adjusted) is expected to be approximately 5.059% per annum. Without the adjustment, the weighted average current mortgage rate of the Mortgage Loans in Sub-Loan Group X-2 is expected to be approximately 5.134% per annum.

                   CURRENT MORTGAGE LOAN PRINCIPAL BALANCES(1)

                                                              PERCENT
                                                                OF                              WEIGHTED
                                                             MORTGAGE     AVERAGE    WEIGHTED   AVERAGE                   WEIGHTED
                                   NUMBER      AGGREGATE     LOANS IN    PRINCIPAL    AVERAGE  REMAINING    WEIGHTED      AVERAGE
                                     OF        PRINCIPAL     SUB-LOAN     BALANCE     CURRENT   TERM TO     AVERAGE       ORIGINAL
RANGE OF CURRENT MORTGAGE         MORTGAGE      BALANCE        GROUP    OUTSTANDING  MORTGAGE   MATURITY  FICO CREDIT  LOAN-TO-VALUE
LOAN PRINCIPAL BALANCES ($)         LOANS     OUTSTANDING       X-2         ($)      RATE (%)   (MONTHS)     SCORE       RATIO (%)
--------------------------------  --------  ---------------  --------  ------------  --------  ---------  -----------  -------------
0.01-50,000.00..................       3    $    131,139.83     0.11%    43,713.28     8.500      434         741          68.10
50,000.01-100,000.00............      12       1,003,393.54     0.88     83,616.13     4.902      379         739          60.28
100,000.01-150,000.00...........      37       4,754,574.85     4.15    128,502.02     4.385      399         714          75.03
150,000.01-200,000.00...........      79      13,959,890.92    12.19    176,707.48     4.627      393         721          74.37
200,000.01-250,000.00...........      64      14,461,702.91    12.63    225,964.11     5.467      408         706          75.48
250,000.01-300,000.00...........      61      16,650,989.67    14.54    272,967.04     5.125      399         706          74.69
300,000.01-350,000.00...........      66      21,277,444.38    18.58    322,385.52     5.008      418         704          75.87
350,000.01-400,000.00...........      72      27,216,401.88    23.76    378,005.58     5.274      410         717          74.65
400,000.01-450,000.00...........      19       7,929,825.89     6.92    417,359.26     6.264      416         712          75.92
450,000.01-500,000.00...........       5       2,417,750.00     2.11    483,550.00     3.253      455         700          79.06
500,000.01-550,000.00...........       2       1,053,000.00     0.92    526,500.00     1.375      420         721          61.93
550,000.01-600,000.00...........       4       2,320,671.51     2.03    580,167.88     7.004      389         694          73.52
600,000.01-650,000.00...........       1         628,800.00     0.55    628,800.00     1.750      480         699          80.00
700,000.01-750,000.00...........       1         717,500.00     0.63    717,500.00     7.875      480         699          70.00
                                     ---    ---------------   ------
   Total........................     426    $114,523,085.38   100.00%
                                     ===    ===============   ======

----------
(1) As of the cut-off date, the average current mortgage loan principal balance of the Mortgage Loans in Sub-Loan Group X-2 is approximately $268,834.

                              FICO CREDIT SCORES(1)

                                                              PERCENT
                                                                OF                              WEIGHTED
                                                             MORTGAGE     AVERAGE    WEIGHTED   AVERAGE                   WEIGHTED
                                   NUMBER      AGGREGATE     LOANS IN    PRINCIPAL    AVERAGE  REMAINING    WEIGHTED      AVERAGE
                                     OF        PRINCIPAL     SUB-LOAN     BALANCE     CURRENT   TERM TO     AVERAGE       ORIGINAL
                                  MORTGAGE      BALANCE        GROUP    OUTSTANDING  MORTGAGE   MATURITY  FICO CREDIT  LOAN-TO-VALUE
RANGE OF FICO CREDIT SCORES         LOANS     OUTSTANDING       X-2         ($)      RATE (%)   (MONTHS)     SCORE       RATIO (%)
--------------------------------  --------  ---------------  --------  ------------  --------  ---------  -----------  -------------
659 and Below...................      48    $ 13,472,478.17    11.76%   280,676.63     5.630      413         641          73.75
660-679.........................      60      15,978,585.22    13.95    266,309.75     5.403      408         669          76.51
680-699.........................      60      17,700,173.49    15.46    295,002.89     5.296      413         689          76.89
700-719.........................      83      21,810,105.20    19.04    262,772.35     4.502      407         709          74.27
720 and Above...................     175      45,561,743.30    39.78    260,352.82     5.132      407         755          74.15
                                     ---    ---------------   ------
   Total........................     426    $114,523,085.38   100.00%
                                     ===    ===============   ======

----------
(1) As of the cut-off date, the weighted average FICO Credit Score of the mortgagors related to the Mortgage Loans in Sub-Loan Group X-2 is approximately 711.

                             DOCUMENTATION PROGRAMS

                                                              PERCENT
                                                                OF                              WEIGHTED
                                                             MORTGAGE     AVERAGE    WEIGHTED   AVERAGE                   WEIGHTED
                                   NUMBER      AGGREGATE     LOANS IN    PRINCIPAL    AVERAGE  REMAINING    WEIGHTED      AVERAGE
                                     OF        PRINCIPAL     SUB-LOAN     BALANCE     CURRENT   TERM TO     AVERAGE       ORIGINAL
                                  MORTGAGE      BALANCE        GROUP    OUTSTANDING  MORTGAGE   MATURITY  FICO CREDIT  LOAN-TO-VALUE
DOCUMENTATION PROGRAM               LOANS     OUTSTANDING       X-2         ($)      RATE (%)   (MONTHS)     SCORE       RATIO (%)
--------------------------------  --------  ---------------  --------  ------------  --------  ---------  -----------  -------------
Alternative.....................       8    $  2,108,228.63     1.84%   263,528.58     3.729      413         692          72.92
CLUES Plus......................       2         417,198.00     0.36    208,599.00     1.928      360         692          74.58
Full............................      44       9,630,305.25     8.41    218,870.57     5.382      395         712          76.65
Reduced.........................     295      82,404,804.44    71.95    279,338.32     5.335      410         709          74.64
Stated Income/Stated Asset......      77      19,962,549.06    17.43    259,253.88     4.401      411         721          75.20
                                     ---    ---------------   ------
   Total........................     426    $114,523,085.38   100.00%
                                     ===    ===============   ======

                       ORIGINAL LOAN-TO-VALUE RATIOS(1)(2)

                                                              PERCENT
                                                                OF                              WEIGHTED
                                                             MORTGAGE     AVERAGE    WEIGHTED   AVERAGE                   WEIGHTED
                                   NUMBER      AGGREGATE     LOANS IN    PRINCIPAL    AVERAGE  REMAINING    WEIGHTED      AVERAGE
                                     OF        PRINCIPAL     SUB-LOAN     BALANCE     CURRENT   TERM TO     AVERAGE       ORIGINAL
RANGE OF ORIGINAL                 MORTGAGE      BALANCE        GROUP    OUTSTANDING  MORTGAGE   MATURITY  FICO CREDIT  LOAN-TO-VALUE
LOAN-TO-VALUE RATIOS (%)            LOANS     OUTSTANDING       X-2         ($)      RATE (%)   (MONTHS)     SCORE       RATIO (%)
--------------------------------  --------  ---------------  --------  ------------  --------  ---------  -----------  -------------
50.00 and Below.................      23    $  5,355,064.88     4.68%   232,828.91     3.573      392         726          40.03
50.01 - 55.00...................      12       2,974,072.85     2.60    247,839.40     4.306      408         707          53.11
55.01 - 60.00...................      16       4,974,701.93     4.34    310,918.87     2.535      429         714          57.62
60.01 - 65.00...................      17       4,033,763.30     3.52    237,280.19     6.619      393         727          63.25
65.01 - 70.00...................      62      17,380,474.53    15.18    280,330.23     4.795      409         707          69.40
70.01 - 75.00...................      45      11,628,821.52    10.15    258,418.26     4.879      403         694          73.94
75.01 - 80.00...................     192      53,057,666.58    46.33    276,342.01     5.196      410         711          79.76
80.01 - 85.00...................       5       1,308,213.38     1.14    261,642.68     6.282      394         738          83.57
85.01 - 90.00...................      42      10,513,679.42     9.18    250,325.70     6.877      409         704          89.60
90.01 - 95.00...................      12       3,296,626.99     2.88    274,718.92     6.200      425         743          94.51
                                     ---    ---------------   ------
   Total........................     426    $114,523,085.38   100.00%
                                     ===    ===============   ======

----------
(1) As of the cut-off date, the weighted average original Loan-to-Value Ratio of the Mortgage Loans in Sub-Loan Group X-2 is approximately 74.88%.

(2) Does not take into account any secondary financing on the Mortgage Loans in Sub-Loan Group X-2 that may exist at the time of origination.

                  ORIGINAL COMBINED LOAN-TO-VALUE RATIOS(1)(2)

                                                              PERCENT
                                                                OF                              WEIGHTED
                                                             MORTGAGE     AVERAGE    WEIGHTED   AVERAGE                   WEIGHTED
                                   NUMBER      AGGREGATE     LOANS IN    PRINCIPAL    AVERAGE  REMAINING    WEIGHTED      AVERAGE
                                     OF        PRINCIPAL     SUB-LOAN     BALANCE     CURRENT   TERM TO     AVERAGE       ORIGINAL
RANGE OF ORIGINAL COMBINED        MORTGAGE      BALANCE        GROUP    OUTSTANDING  MORTGAGE   MATURITY  FICO CREDIT  LOAN-TO-VALUE
LOAN-TO-VALUE RATIOS (%)            LOANS     OUTSTANDING       X-2         ($)      RATE (%)   (MONTHS)     SCORE       RATIO (%)
--------------------------------  --------  ---------------  --------  ------------  --------  ---------  -----------  -------------
50.00 and Below.................      22    $  5,035,064.88     4.40%   228,866.59     3.688      394         723          40.52
50.01 - 55.00...................      12       2,974,072.85     2.60    247,839.40     4.306      408         707          53.11
55.01 - 60.00...................      17       5,294,701.93     4.62    311,453.05     2.487      425         718          56.09
60.01 - 65.00...................      16       3,854,773.20     3.37    240,923.33     6.532      394         729          63.17
65.01 - 70.00...................      36      10,855,097.39     9.48    301,530.48     4.497      412         700          69.05
70.01 - 75.00...................      41      10,014,584.60     8.74    244,258.16     5.163      406         699          73.60
75.01 - 80.00...................     109      30,156,819.04    26.33    276,668.06     4.794      413         715          79.16
80.01 - 85.00...................      16       4,029,342.52     3.52    251,833.91     6.261      400         723          78.16
85.01 - 90.00...................     144      38,652,612.26    33.75    268,420.92     5.806      405         705          81.33
90.01 - 95.00...................      12       3,296,626.99     2.88    274,718.92     6.200      425         743          94.51
95.01 - 100.00..................       1         359,389.72     0.31    359,389.72     8.500      479         775          80.00
                                     ---    ---------------   ------
   Total........................     426    $114,523,085.38   100.00%
                                     ===    ===============   ======

----------
(1) As of the cut-off date, the weighted average original Combined Loan-to-Value Ratio of the Mortgage Loans in Sub-Loan Group X-2 is approximately 78.28%.

(2) Takes into account any secondary financing on the Mortgage Loans in Sub-Loan Group X-2 that may exist at the time of origination.

                  STATE DISTRIBUTION OF MORTGAGED PROPERTIES(1)

                                                              PERCENT
                                                                OF                              WEIGHTED
                                                             MORTGAGE     AVERAGE    WEIGHTED   AVERAGE                   WEIGHTED
                                   NUMBER      AGGREGATE     LOANS IN    PRINCIPAL    AVERAGE  REMAINING    WEIGHTED      AVERAGE
                                     OF        PRINCIPAL     SUB-LOAN     BALANCE     CURRENT   TERM TO     AVERAGE       ORIGINAL
                                  MORTGAGE      BALANCE        GROUP    OUTSTANDING  MORTGAGE   MATURITY  FICO CREDIT  LOAN-TO-VALUE
STATE                               LOANS     OUTSTANDING       X-2         ($)      RATE (%)   (MONTHS)     SCORE       RATIO (%)
--------------------------------  --------  ---------------  --------  ------------  --------  ---------  -----------  -------------
California......................     167    $52,773,729.86     46.08%   316,010.36     5.590      422         709          72.37
Florida.........................      62     14,404,839.16     12.58    232,336.12     4.690      396         712          78.38
Arizona.........................      23      5,349,343.17      4.67    232,580.14     5.640      414         711          78.76
New York........................      15      5,267,725.00      4.60    351,181.67     3.328      394         692          73.89

                                                              PERCENT
                                                                OF                              WEIGHTED
                                                             MORTGAGE     AVERAGE    WEIGHTED   AVERAGE                   WEIGHTED
                                   NUMBER      AGGREGATE     LOANS IN    PRINCIPAL    AVERAGE  REMAINING    WEIGHTED      AVERAGE
                                     OF        PRINCIPAL     SUB-LOAN     BALANCE     CURRENT   TERM TO     AVERAGE       ORIGINAL
                                  MORTGAGE      BALANCE        GROUP    OUTSTANDING  MORTGAGE   MATURITY  FICO CREDIT  LOAN-TO-VALUE
STATE                               LOANS     OUTSTANDING       X-2         ($)      RATE (%)   (MONTHS)     SCORE       RATIO (%)
--------------------------------  --------  ---------------  --------  ------------  --------  ---------  -----------  -------------
Nevada..........................      19       4,448,037.82     3.88    234,107.25     5.421      406         708          77.16
Michigan........................      14       3,013,125.54     2.63    215,223.25     3.848      389         737          75.44
New Jersey......................       9       2,961,500.00     2.59    329,055.56     2.730      391         698          72.87
Maryland........................      11       2,872,606.83     2.51    261,146.08     5.125      367         718          71.34
Washington......................      10       2,810,916.04     2.45    281,091.60     6.843      441         697          77.64
Other...........................      96      20,621,261.96    18.01    214,804.81     4.846      393         718          77.92
                                     ---    ---------------   ------
   Total........................     426    $114,523,085.38   100.00%
                                     ===    ===============   ======

----------
(1) The Other row in the preceding table includes 28 other states and the District of Columbia with under 2% concentrations individually. As of the cut-off date, no more than approximately 1.304% of the Mortgage Loans in Sub-Loan Group X-2 will be secured by mortgaged properties located in any one postal zip code area.

                                  LOAN PURPOSE

                                                              PERCENT
                                                                OF                              WEIGHTED
                                                             MORTGAGE     AVERAGE    WEIGHTED   AVERAGE                   WEIGHTED
                                   NUMBER      AGGREGATE     LOANS IN    PRINCIPAL    AVERAGE  REMAINING    WEIGHTED      AVERAGE
                                     OF        PRINCIPAL     SUB-LOAN     BALANCE     CURRENT   TERM TO     AVERAGE       ORIGINAL
                                  MORTGAGE      BALANCE        GROUP    OUTSTANDING  MORTGAGE   MATURITY  FICO CREDIT  LOAN-TO-VALUE
LOAN PURPOSE                        LOANS     OUTSTANDING       X-2         ($)      RATE (%)   (MONTHS)     SCORE       RATIO (%)
--------------------------------  --------  ---------------  --------  ------------  --------  ---------  -----------  -------------
Purchase........................      88    $ 23,942,369.51    20.91%   272,072.38     4.638      419         716          79.78
Refinance (Rate/Term)...........      65      16,131,863.86    14.09    248,182.52     4.587      391         744          74.29
Refinance (Cash-Out) ...........     273      74,448,852.01    65.01    272,706.42     5.412      409         702          73.43
                                     ---    ---------------   ------
   Total........................     426    $114,523,085.38   100.00%
                                     ===    ===============   ======

                        TYPES OF MORTGAGED PROPERTIES(1)

                                                              PERCENT
                                                                OF                              WEIGHTED
                                                             MORTGAGE     AVERAGE    WEIGHTED   AVERAGE                   WEIGHTED
                                   NUMBER      AGGREGATE     LOANS IN    PRINCIPAL    AVERAGE  REMAINING    WEIGHTED      AVERAGE
                                     OF        PRINCIPAL     SUB-LOAN     BALANCE     CURRENT   TERM TO     AVERAGE       ORIGINAL
                                  MORTGAGE      BALANCE        GROUP    OUTSTANDING  MORTGAGE   MATURITY  FICO CREDIT  LOAN-TO-VALUE
PROPERTY TYPE                       LOANS     OUTSTANDING       X-2         ($)      RATE (%)   (MONTHS)     SCORE       RATIO (%)
--------------------------------  --------  ---------------  --------  ------------  --------  ---------  -----------  -------------
2 to 4 Family Residence.........      35    $ 13,484,702.92    11.77%   385,277.23     4.689      401         703          72.90
Condominium.....................      44       9,734,456.21     8.50    221,237.64     4.130      397         715          76.08
Cooperative.....................       1         240,125.00     0.21    240,125.00     8.375      360         636          73.88
Planned Unit Development........      53      13,353,239.52    11.66    251,947.92     5.003      418         711          79.69
Single Family Residence.........     293      77,710,561.73    67.86    265,223.76     5.349      410         712          74.24
                                     ---    ---------------   ------
   Total........................     426    $114,523,085.38   100.00%
                                     ===    ===============   ======

----------
(1)  Treated as real property.

                               OCCUPANCY TYPES(1)

                                                              PERCENT
                                                                OF                              WEIGHTED
                                                             MORTGAGE     AVERAGE    WEIGHTED   AVERAGE                   WEIGHTED
                                   NUMBER      AGGREGATE     LOANS IN    PRINCIPAL    AVERAGE  REMAINING    WEIGHTED      AVERAGE
                                     OF        PRINCIPAL     SUB-LOAN     BALANCE     CURRENT   TERM TO     AVERAGE       ORIGINAL
                                  MORTGAGE      BALANCE        GROUP    OUTSTANDING  MORTGAGE   MATURITY  FICO CREDIT  LOAN-TO-VALUE
OCCUPANCY TYPE                      LOANS     OUTSTANDING       X-2         ($)      RATE (%)   (MONTHS)     SCORE       RATIO (%)
--------------------------------  --------  ---------------  --------  ------------  --------  ---------  -----------  -------------
Primary Residence...............     325    $ 90,259,095.39    78.81%   277,720.29     5.090      411         709          75.83
Investment Property.............      86      21,042,916.80    18.37    244,685.08     5.553      399         714          70.14
Secondary Residence.............      15       3,221,073.19     2.81    214,738.21     3.617      400         734          79.09
                                     ---    ---------------   ------
   Total........................     426    $114,523,085.38   100.00%
                                     ===    ===============   ======

----------
(1) Based upon representations of the related borrowers at the time of origination.

                         REMAINING TERMS TO MATURITY(1)

                                                              PERCENT
                                                                OF
                                                             MORTGAGE     AVERAGE    WEIGHTED                  WEIGHTED
                                   NUMBER      AGGREGATE     LOANS IN    PRINCIPAL    AVERAGE    WEIGHTED      AVERAGE
                                     OF        PRINCIPAL     SUB-LOAN     BALANCE     CURRENT    AVERAGE       ORIGINAL
REMAINING TERM                    MORTGAGE      BALANCE        GROUP    OUTSTANDING  MORTGAGE  FICO CREDIT  LOAN-TO-VALUE
TO MATURITY (MONTHS)                LOANS     OUTSTANDING       X-2         ($)      RATE (%)     SCORE       RATIO (%)
--------------------------------  --------  ---------------  --------  ------------  --------  -----------  -------------
352.............................       1    $    246,077.41     0.21%   246,077.41     7.875       726          54.83
353.............................       1         195,695.43     0.17    195,695.43     8.500       781          79.98
354.............................       1         198,735.28     0.17    198,735.28     8.500       759          64.52
356.............................       1         144,018.21     0.13    144,018.21     8.375       765          79.98
357.............................      10       2,633,138.78     2.30    263,313.88     8.521       677          76.86
358.............................      11       3,202,673.12     2.80    291,152.10     8.390       720          77.98
359.............................      53      13,285,660.19    11.60    250,672.83     8.100       721          73.97
360.............................     185      47,644,624.00    41.60    257,538.51     4.015       710          74.35
472.............................       1         307,218.31     0.27    307,218.31     8.500       621          75.00
473.............................       1         421,474.52     0.37    421,474.52     8.250       720          80.00
474.............................       1         304,793.37     0.27    304,793.37     8.000       665          60.82
475.............................       1         417,214.61     0.36    417,214.61     8.875       687          80.00
476.............................       2         517,624.25     0.45    258,812.13     8.787       627          84.31
477.............................       6       1,554,290.56     1.36    259,048.43     8.544       741          89.11
478.............................       4       1,513,532.13     1.32    378,383.03     8.737       707          83.03
479.............................      18       5,305,167.21     4.63    294,731.51     8.478       735          77.11
480.............................     129      36,631,148.00    31.99    283,962.39     3.958       706          74.22
                                     ---    ---------------   ------
   Total........................     426    $114,523,085.38   100.00%
                                     ===    ===============   ======

----------
(1) As of the cut-off date, the weighted average remaining term to maturity of the Mortgage Loans in Sub-Loan Group X-2 is approximately 409 months.

                                GROSS MARGINS(1)

                                                              PERCENT
                                                                OF                              WEIGHTED
                                                             MORTGAGE     AVERAGE    WEIGHTED   AVERAGE                   WEIGHTED
                                   NUMBER      AGGREGATE     LOANS IN    PRINCIPAL    AVERAGE  REMAINING    WEIGHTED      AVERAGE
                                     OF        PRINCIPAL     SUB-LOAN     BALANCE     CURRENT   TERM TO     AVERAGE       ORIGINAL
                                  MORTGAGE      BALANCE        GROUP    OUTSTANDING  MORTGAGE   MATURITY  FICO CREDIT  LOAN-TO-VALUE
RANGE OF GROSS MARGINS (%)          LOANS     OUTSTANDING       X-2         ($)      RATE (%)   (MONTHS)     SCORE       RATIO (%)
--------------------------------  --------  ---------------  --------  ------------  --------  ---------  -----------  -------------
0.901 - 1.400...................       2    $    960,874.00     0.84%   480,437.00     3.655      414         758          60.19
1.401 - 1.900...................       1         350,000.00     0.31    350,000.00     6.875      360         784          64.81
1.901 - 2.400...................       4       1,039,876.68     0.91    259,969.17     5.599      412         751          60.67
2.401 - 2.900...................      25       6,702,170.33     5.85    268,086.81     5.695      404         732          72.37
2.901 - 3.400...................     139      37,417,255.95    32.67    269,188.89     4.656      400         719          70.79
3.401 - 3.900...................     210      56,624,135.75    49.44    269,638.74     5.130      417         701          76.17
3.901 - 4.400...................      29       7,131,082.39     6.23    245,899.39     6.137      397         716          84.02
4.401 - 4.900...................      16       4,297,690.28     3.75    268,605.64     6.880      406         697          89.71
                                     ---    ---------------   ------
   Total........................     426    $114,523,085.38   100.00%
                                     ===    ===============   ======

----------
(1) As of the cut-off date, the weighted average gross margin of the Mortgage Loans in Sub-Loan Group X-2 is approximately 3.449%.

                            MAXIMUM MORTGAGE RATES(1)

                                                              PERCENT
                                                                OF                              WEIGHTED
                                                             MORTGAGE     AVERAGE    WEIGHTED   AVERAGE                   WEIGHTED
                                   NUMBER      AGGREGATE     LOANS IN    PRINCIPAL    AVERAGE  REMAINING    WEIGHTED      AVERAGE
                                     OF        PRINCIPAL     SUB-LOAN     BALANCE     CURRENT   TERM TO     AVERAGE       ORIGINAL
RANGE OF MAXIMUM MORTGAGE         MORTGAGE      BALANCE        GROUP    OUTSTANDING  MORTGAGE   MATURITY  FICO CREDIT  LOAN-TO-VALUE
RATES (%)                           LOANS     OUTSTANDING       X-2         ($)      RATE (%)   (MONTHS)     SCORE       RATIO (%)
--------------------------------  --------  ---------------  --------  ------------  --------  ---------  -----------  -------------
9.751 - 10.250..................     395    $106,217,062.33    92.75%   268,903.96     5.027      410         711          73.70
10.251 - 10.750.................       5       1,253,997.13     1.09    250,799.43     4.125      447         678          89.23
10.751 - 11.250.................      22       5,918,965.20     5.17    269,043.87     6.886      384         716          90.60
11.251 - 11.750.................       3         863,060.72     0.75    287,686.91     8.041      437         677          86.29
13.751 - 14.250.................       1         270,000.00     0.24    270,000.00     4.250      360         666          90.00
                                     ---    ---------------   ------
   Total........................     426    $114,523,085.38   100.00%
                                     ===    ===============   ======

----------
(1) As of the cut-off date, the weighted average maximum mortgage rate of the Mortgage Loans in Sub-Loan Group X-2 is approximately 10.041%.

                            MINIMUM MORTGAGE RATES(1)

                                                              PERCENT
                                                                OF                              WEIGHTED
                                                             MORTGAGE     AVERAGE    WEIGHTED   AVERAGE                   WEIGHTED
                                   NUMBER      AGGREGATE     LOANS IN    PRINCIPAL    AVERAGE  REMAINING    WEIGHTED      AVERAGE
                                     OF        PRINCIPAL     SUB-LOAN     BALANCE     CURRENT   TERM TO     AVERAGE       ORIGINAL
RANGE OF MINIMUM MORTGAGE         MORTGAGE      BALANCE        GROUP    OUTSTANDING  MORTGAGE   MATURITY  FICO CREDIT  LOAN-TO-VALUE
RATES (%)                           LOANS     OUTSTANDING       X-2         ($)      RATE (%)   (MONTHS)     SCORE       RATIO (%)
--------------------------------  --------  ---------------  --------  ------------  --------  ---------  -----------  -------------
0.901 - 1.400...................       2    $    960,874.00     0.84%   480,437.00     3.655      414         758          60.19
1.401 - 1.900...................       1         350,000.00     0.31    350,000.00     6.875      360         784          64.81
1.901 - 2.400...................       4       1,039,876.68     0.91    259,969.17     5.599      412         751          60.67
2.401 - 2.900...................      25       6,702,170.33     5.85    268,086.81     5.695      404         732          72.37
2.901 - 3.400...................     139      37,417,255.95    32.67    269,188.89     4.656      400         719          70.79
3.401 - 3.900...................     210      56,624,135.75    49.44    269,638.74     5.130      417         701          76.17
3.901 - 4.400...................      29       7,131,082.39     6.23    245,899.39     6.137      397         716          84.02
4.401 - 4.900...................      16       4,297,690.28     3.75    268,605.64     6.880      406         697          89.71
                                     ---    ---------------   ------
   Total........................     426    $114,523,085.38   100.00%
                                     ===    ===============   ======

----------
(1) As of the cut-off date, the weighted average minimum mortgage rate of the Mortgage Loans in Sub-Loan Group X-2 is approximately 3.449%.

                          INITIAL RATE ADJUSTMENT DATES

                                                              PERCENT
                                                                OF                              WEIGHTED
                                                             MORTGAGE     AVERAGE    WEIGHTED   AVERAGE                   WEIGHTED
                                   NUMBER      AGGREGATE     LOANS IN    PRINCIPAL    AVERAGE  REMAINING    WEIGHTED      AVERAGE
                                     OF        PRINCIPAL     SUB-LOAN     BALANCE     CURRENT   TERM TO     AVERAGE       ORIGINAL
                                  MORTGAGE      BALANCE        GROUP    OUTSTANDING  MORTGAGE   MATURITY  FICO CREDIT  LOAN-TO-VALUE
INITIAL RATE ADJUSTMENT DATE        LOANS     OUTSTANDING       X-2         ($)      RATE (%)   (MONTHS)     SCORE       RATIO (%)
--------------------------------  --------  ---------------  --------  ------------  --------  ---------  -----------  -------------
July 1, 2006....................       1    $    307,218.31     0.27%   307,218.31     8.500      472         621          75.00
August 1, 2006..................       2         617,169.95     0.54    308,584.98     8.329      435         739          79.99
September 1, 2006...............       3         749,606.06     0.65    249,868.69     8.092      402         710          59.83
October 1, 2006.................       1         417,214.61     0.36    417,214.61     8.875      475         687          80.00
November 1, 2006................       2         517,624.25     0.45    258,812.13     8.787      476         627          84.31
December 1, 2006................      16       4,187,429.34     3.66    261,714.33     8.529      402         701          81.41
January 1, 2007.................      16       4,860,223.46     4.24    303,763.97     8.498      395         718          79.61
February 1, 2007................      70      18,191,673.04    15.88    259,881.04     8.350      394         726          75.53
March 1, 2007...................     285      77,310,324.00    67.51    271,264.29     4.004      413         708          74.29
April 1, 2007...................      11       2,895,673.36     2.53    263,243.03     5.602      427         686          72.51
May 1, 2007.....................      18       4,292,929.00     3.75    238,496.06     2.466      385         737          72.52
June 1, 2007....................       1         176,000.00     0.15    176,000.00     3.250      360         664          80.00
                                     ---    ---------------   ------
   Total........................     426    $114,523,085.38   100.00%
                                     ===    ===============   ======

                        MAXIMUM NEGATIVE AMORTIZATION(1)

                                                              PERCENT
                                                                OF                              WEIGHTED
                                                             MORTGAGE     AVERAGE    WEIGHTED   AVERAGE                   WEIGHTED
                                   NUMBER      AGGREGATE     LOANS IN    PRINCIPAL    AVERAGE  REMAINING    WEIGHTED      AVERAGE
                                     OF        PRINCIPAL     SUB-LOAN     BALANCE     CURRENT   TERM TO     AVERAGE       ORIGINAL
MAXIMUM NEGATIVE                  MORTGAGE      BALANCE        GROUP    OUTSTANDING  MORTGAGE   MATURITY  FICO CREDIT  LOAN-TO-VALUE
AMORTIZATION (%)                    LOANS     OUTSTANDING       X-2         ($)      RATE (%)   (MONTHS)     SCORE       RATIO (%)
--------------------------------  --------  ---------------  --------  ------------  --------  ---------  -----------  -------------
110.............................      26    $  8,912,252.67     7.78%   342,778.95     5.512      389         693          78.20
115.............................     400     105,610,832.71    92.22    264,027.08     5.102      410         712          74.60
                                     ---    ---------------   ------
   Total........................     426    $114,523,085.38   100.00%
                                     ===    ===============   ======

----------
(1)  Reflects maximum allowable percentage of original unpaid principal balance.

                        FIXED RATE PERIODS AT ORIGINATION

                                                              PERCENT
                                                                OF                              WEIGHTED
                                                             MORTGAGE     AVERAGE    WEIGHTED   AVERAGE                   WEIGHTED
                                   NUMBER      AGGREGATE     LOANS IN    PRINCIPAL    AVERAGE  REMAINING    WEIGHTED      AVERAGE
                                     OF        PRINCIPAL     SUB-LOAN     BALANCE     CURRENT   TERM TO     AVERAGE       ORIGINAL
                                  MORTGAGE      BALANCE        GROUP    OUTSTANDING  MORTGAGE   MATURITY  FICO CREDIT  LOAN-TO-VALUE
FIXED RATE PERIOD (MONTHS)          LOANS     OUTSTANDING       X-2         ($)      RATE (%)   (MONTHS)     SCORE       RATIO (%)
--------------------------------  --------  ---------------  --------  ------------  --------  ---------  -----------  -------------
1...............................     404    $109,264,906.40    95.41%   270,457.69     5.244      410         710          75.11
3...............................      22       5,258,178.98     4.59    239,008.14     2.853      380         733          70.01
                                     ---    ---------------   ------
   Total........................     426    $114,523,085.38   100.00%
                                     ===    ===============   ======

                     PREPAYMENT CHARGE PERIOD AT ORIGINATION

                                                              PERCENT
                                                                OF                              WEIGHTED
                                                             MORTGAGE     AVERAGE    WEIGHTED   AVERAGE                   WEIGHTED
                                   NUMBER      AGGREGATE     LOANS IN    PRINCIPAL    AVERAGE  REMAINING    WEIGHTED      AVERAGE
                                     OF        PRINCIPAL     SUB-LOAN     BALANCE     CURRENT   TERM TO     AVERAGE       ORIGINAL
PREPAYMENT CHARGE PERIOD          MORTGAGE      BALANCE        GROUP    OUTSTANDING  MORTGAGE   MATURITY  FICO CREDIT  LOAN-TO-VALUE
(MONTHS)                            LOANS     OUTSTANDING       X-2         ($)      RATE (%)   (MONTHS)     SCORE       RATIO (%)
--------------------------------  --------  ---------------  --------  ------------  --------  ---------  -----------  -------------
36..............................     426    $114,523,085.38   100.00%   268,833.53     5.134      409         711          74.88
                                     ---    ---------------   ------
   Total........................     426    $114,523,085.38   100.00%
                                     ===    ===============   ======

                         INITIAL PAYMENT RECAST PERIODS

                                                              PERCENT
                                                                OF                              WEIGHTED
                                                             MORTGAGE     AVERAGE    WEIGHTED   AVERAGE                   WEIGHTED
                                   NUMBER      AGGREGATE     LOANS IN    PRINCIPAL    AVERAGE  REMAINING    WEIGHTED      AVERAGE
                                     OF        PRINCIPAL     SUB-LOAN     BALANCE     CURRENT   TERM TO     AVERAGE       ORIGINAL
INITIAL PAYMENT RECAST            MORTGAGE      BALANCE        GROUP    OUTSTANDING  MORTGAGE   MATURITY  FICO CREDIT  LOAN-TO-VALUE
PERIOD (MONTHS)                     LOANS     OUTSTANDING       X-2         ($)      RATE (%)   (MONTHS)     SCORE       RATIO (%)
--------------------------------  --------  ---------------  --------  ------------  --------  ---------  -----------  -------------
60..............................     189    $ 50,728,235.73    44.30%   268,403.36     5.210      408         717          74.34
120.............................     237      63,794,849.65    55.70    269,176.58     5.073      409         706          75.30
                                     ---    ---------------   ------
   Total........................     426    $114,523,085.38   100.00%
                                     ===    ===============   ======

                                                                         ANNEX B

                           PREPAYMENT CHARGE SCHEDULE

     The tables below indicate the type of prepayment charge applicable to the Mortgage Loans in Sub-Loan Group X-1 and Sub-Loan Group X-2, and the number and aggregate Stated Principal Balance of the Mortgage Loans in that Sub-Loan Group, as applicable, with each type of prepayment charge.

SUB-LOAN GROUP X-1

                                              NUMBER OF        AGGREGATE STATED
PREPAYMENT CHARGE TYPE                     MORTGAGE LOANS   PRINCIPAL BALANCE ($)
----------------------                     --------------   ---------------------
1% Original Balance                                3                902,500.00
1% Unpaid Balance                                  8              4,020,269.65
12 Months Interest Aggregate 12 Months >
   20% Original Balance                            1                232,359.07
2 Months Interest Aggregate 12 Months >
   20% Original Balance                            2              1,640,000.00
2 Months Interest Aggregate 12 Months >
   1/3 Original Balance                            1                400,000.00
2% Unpaid Balance                                  1                622,997.37
6 Months Interest > 20% Original Balance           1                514,072.01
6 Months Interest Aggregate 12 Months >
   20% Original Balance                          316            171,949,595.54
6 Months Interest Aggregate 12 Months
   Exceeds 20% Unpaid Balance                      9              4,554,687.04
6 Months Interest Aggregate 24 Months
   Exceeds 20% Original Balance                    1                375,000.00
60 Days Interest Aggregate 12 Months
   Exceeds 20% Original Balance                    1                520,000.00
Unknown                                            3              1,566,447.69
                                                 ---            --------------
TOTAL                                            347            187,297,928.37
                                                 ===            ==============

SUB-LOAN GROUP X-2

                                                NUMBER OF        AGGREGATE STATED
PREPAYMENT CHARGE TYPE                       MORTGAGE LOANS   PRINCIPAL BALANCE ($)
----------------------                       --------------   ---------------------
1% of the Aggregate 12 Months Prepayment >
   20% Original Balance                              1               288,413.47
1% of the Original Balance if Aggregate 12
   Months Prepayments Exceed 20% Original            1               350,000.00
1% Original Balance                                  2               433,400.00
1% Unpaid Balance                                   12             2,641,450.00
12 Months Interest Aggregate 12 Months >
   20% Original Balance                              2               423,097.13
2 Months Interest Aggregate 12 Months >
   20% Original                                      1               399,154.36
2 Months Interest > 1/3 Original Balance             1               275,000.00
2 Months Interest Aggregate 12 Months >
   33% Original Balance                              1               267,410.00

                                                NUMBER OF        AGGREGATE STATED
PREPAYMENT CHARGE TYPE                       MORTGAGE LOANS   PRINCIPAL BALANCE ($)
----------------------                       --------------   ---------------------
2 Months Interest Aggregate 12 Months >
   1/3 Original Balance                              3               882,852.37
2 Months Interest Exceeds 2% Original
   Balance                                           1               146,712.50
2% Original Balance                                  2               536,527.22
2% Unpaid Balance                                    4             1,110,000.00
2% Unpaid Balance or 60 Days Interest on
   Unpaid Balance                                    1               240,989.45
3 Months Interest Aggregate 12 Months >
   20% Original Balance                              2               871,313.22
36 Months Interest Aggregate 12 Months
   Exceeds 20% Original Balance                      2               708,134.77
5% of the Unpaid Balance if Aggregate 12
   Months Prepayments Exceed 20% Original
   Balance                                           1               420,000.00
6 Months Interest > 20% Original Balance             3               958,401.62
6 Months Interest Aggregate 12 Months >
   20% Original Balance                            361            96,745,096.89
6 Months Interest on the Aggregate 12
   Month Prepayment                                  1               340,000.00
6 Months Interest Aggregate 12 Months
   Exceeds 20% Unpaid Balance                       13             3,723,851.30
6 Months Interest Aggregate 24 Months
   Exceeds 20% Original Balance                      1               259,981.12
Unknown                                             10             2,501,299.96
                                                   ---           --------------
TOTAL                                              426           114,523,085.38
                                                   ===           ==============